Filed with the Securities and Exchange Commission on April 28, 2005
1933 Act Registration File No. 333-40128
1940 Act File No. 811-09997

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 15	☒

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 17	☒

BAIRD FUNDS, INC.

(Exact Name of Registrant as Specified in Charter)

777 East Wisconsin Avenue

Milwaukee, WI  53202

(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code:  (414) 765-3500

Glen F. Hackmann, Esq.

Robert W. Baird & Co. Incorporated

777 East Wisconsin Avenue

Milwaukee, WI 53202

 (Name and Address of Agent for Service)

Copies of all communications to:

Carol A. Gehl, Esq.

Godfrey & Kahn, S.C.

780 North Water Street

Milwaukee, WI  53202

It is proposed that this filing will become effective (check appropriate box)

immediately upon filing pursuant to paragraph (b) of Rule 485

X	on May 1, 2005 pursuant to paragraph (b) of Rule 485

60 days after filing pursuant to paragraph (a)(1) of Rule 485 on (date) pursuant to paragraph (a)(1) of Rule 485

75 days after filing pursuant to paragraph (a)(2) of Rule 485 on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

BAIRD FUNDS, INC.

Prospectus

May 1, 2005

Baird Intermediate Bond Fund

Baird Aggregate Bond Fund

Baird Intermediate Municipal Bond Fund

Baird Core Plus Bond Fund
Baird Short-Term Bond Fund

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

Risk/Return Summary	3
Investment Objectives	3
Principal Investment Strategies	4
Principal Risks	6
Who May Want to Invest in the Funds	9
Performance Information	10
Fees and Expenses of the Funds	15
Management of the Funds	16
The Advisor	16
The Investment Management Team	16
Financial Highlights	19
Your Account	24
Distribution of Shares	24
Description of Classes	24
Share Price	25
Buying Shares	26
Selling Shares	29
Exchanging Shares	31
General Transaction Policies	32
Portfolio Holdings Disclosure Policy	33
Distributions and Taxes	33
Distributions	33
Taxation	33
For More Information	Back Cover

Risk/Return Summary

This prospectus describes the Baird Intermediate Bond Fund, Baird Aggregate Bond Fund, Baird Intermediate Municipal Bond Fund, Baird Core Plus Bond Fund and Baird Short-Term Bond Fund (each, a “Fund” and collectively, the “Funds”), five investment portfolios offered by Baird Funds, Inc. (the “Company”).

Investment Objectives

Intermediate Bond Fund

The investment objective of the Intermediate Bond Fund is to seek an annual rate of total return, before fund expenses, greater than the annual rate of total return of the Lehman Brothers Intermediate Government/Credit Bond Index.  The Lehman Brothers Intermediate Government/Credit Bond Index is an unmanaged, market value weighted index of investment grade, fixed-rate debt including government and corporate securities with maturities between one and ten years.

Aggregate Bond Fund

The investment objective of the Aggregate Bond Fund is to seek an annual rate of total return, before fund expenses, greater than the annual rate of total return of the Lehman Brothers Aggregate Bond Index.  The Lehman Brothers Aggregate Bond Index is an unmanaged, market value weighted index of investment grade, fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year.

Intermediate Municipal Bond Fund

The primary investment objective of the Intermediate Municipal Bond Fund is to provide current income that is substantially exempt from federal income tax.  A secondary objective is to provide total return with relatively low volatility of principal.  The Intermediate Municipal Bond Fund strives to achieve an annual rate of return, before fund expenses, greater than the annual rate of total return of the Lehman Brothers 10-Year General Obligation Bond Index. The Lehman Brothers 10-Year General Obligation Bond Index is an unmanaged, market value weighted index of bond prices compiled by Lehman Brothers.  This index is comprised of investment grade state and local general obligation bonds that have been issued as part of an offering of at least $50 million; have a minimum amount outstanding of at least $5 million; have been issued within the last five years; and have a maturity of eight to twelve years.

Core Plus Bond Fund

The investment objective of the Core Plus Bond Fund is to provide an annual rate of total return, before fund expenses, greater than the annual rate of total return of the Lehman Brothers U.S. Universal Bond Index.  The Lehman Brothers U.S. Universal Bond Index is an unmanaged, market value weighted index of fixed income securities issued in U.S. dollars, including U.S. government and investment grade debt, non-investment grade debt, asset-backed and mortgage-backed securities, Eurobonds, 144A securities and emerging market debt with maturities of at least one year.

Short-Term Bond Fund

The investment objective of the Short-Term Bond Fund is to seek an annual rate of total return, before fund expenses, greater than the annual rate of total return of the Lehman Brothers 1-3 Year Government/Credit Bond Index.  The Lehman Brothers 1-3 Year Government/Credit Bond Index is an unmanaged, market value weighted index of investment grade, fixed-rate debt including government and corporate securities with maturities between one and three years.

Principal Investment Strategies

To achieve each Fund’s investment objectives, Robert W. Baird & Co. Incorporated (the “Advisor”) attempts to keep the duration of each Fund’s portfolio substantially equal to that of its benchmark.  The Advisor seeks to control credit quality risk by purchasing only investment grade, U.S. dollar denominated securities for the Aggregate Bond Fund, Intermediate Bond Fund, Intermediate Municipal Bond Fund and Short-Term Bond Fund.  Although the Core Plus Bond Fund invests primarily in investment grade securities, it may also invest to a limited extent in non-investment grade securities.  The Intermediate Municipal Bond Fund may invest in short-term municipal obligations and tax-exempt commercial paper.  The Advisor attempts to diversify each Fund’s portfolio by holding securities of many different issuers and choosing issuers in a variety of sectors.

Duration: a measure of a fixed income security’s average life that reflects the present value of the security’s cash flow, and accordingly is a measure of price sensitivity to interest rate changes.  For example, if interest rates decline by 1%, the market value of a portfolio with a duration of five years would rise by approximately 5%.  Conversely, if interest rates increase by 1%, the market value of the portfolio would decline by approximately 5%.

The effective dollar-weighted average portfolio maturity of the Short-Term Bond Fund will be more than one year but less than three years during normal market conditions.  The effective dollar-weighted average portfolio maturity of the Intermediate Bond Fund and Intermediate Municipal Bond Fund will be more than three years but less than ten years during normal market conditions.  The effective dollar-weighted average portfolio maturity of the Core Plus Bond Fund and Aggregate Bond Fund will be more than five years during normal market conditions.

The stated maturity of a bond is the date when the issuer must repay the bond’s entire principal value to an investor.  Some types of bonds may also have an “effective maturity” that is shorter than the stated date due to prepayment or call provisions.  Securities without prepayment or call provisions generally have an effective maturity equal to their stated maturity.  Dollar-weighted effective maturity is calculated by averaging the effective maturity of bonds held by the Fund with each effective maturity “weighted” according to the percentage of net assets that it represents.

The Advisor generally will sell a security when it, on a relative basis and in the Advisor’s opinion, will no longer help a Fund attain its objectives.  Each of the Intermediate Bond Fund and Aggregate Bond Fund typically holds less than 225 securities, while each of the Intermediate Municipal Bond Fund, Core Plus Bond Fund and Short-Term Bond Fund typically holds less than 200 securities.

The Advisor attempts to achieve annual rates of total return greater than each Fund’s respective benchmark index.  The Core Plus Bond Fund and Aggregate Bond Fund each maintain longer maturities than the Intermediate Bond Fund and Short-Term Bond Fund and typically maintain longer maturities than the Intermediate Municipal Bond Fund, thus providing a greater potential for return, with an increased level of risk.  Each of the Core Plus Bond Fund’s and Aggregate Bond Fund’s investments are based on, although do not replicate, the securities composition of the respective Fund’s benchmark index.  Consequently, each Fund’s portfolio composition and risks will differ.  For example, the Core Plus Bond Fund may invest up to 20% of its net assets in non-investment grade debt securities (high yield or junk bonds).  Because it does not purchase non-investment grade bonds, the Aggregate Bond Fund is expected to perform more closely to the overall investment grade bond market than the Core Plus Bond Fund.

Investment Grade Securities are:

Securities rated in one of the four highest categories by Standard & Poor’s (S&P), Moody’s, Fitch Ratings or another nationally recognized statistical rating organization.

In determining which securities to buy for the Funds, the Advisor attempts to achieve returns that exceed a Fund’s benchmark primarily in three ways:

Yield curve positioning:  The yield curve is a graphic representation of the actual or projected yields of fixed-income securities in relation to their maturities and durations.  The Advisor attempts to match the average duration of the securities in the Fund with the average duration of the securities in the Fund’s benchmark.  The securities in the Fund, though, will not be identical to the securities in the benchmark.  The Advisor selects securities for the Fund with maturities and yields that it believes have the greatest potential for achieving the Fund’s objective.  Because the yield curve is constantly changing, the Advisor regularly adjusts the Fund’s portfolio to purchase securities that it believes will best assist the Fund in achieving its objectives.

Sector allocation:  The Advisor next evaluates the return potential of each sector (including: asset-backed securities, mortgage-backed securities, government and governmental agency bonds, and corporate bonds for the Intermediate Bond Fund, Core Plus Bond Fund, Aggregate Bond Fund and Short-Term Bond Fund; and general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds for the Intermediate Municipal Bond Fund).  The Advisor invests in securities in those sectors which it believes represent the greatest potential for achieving the Fund’s objectives.  The Advisor regularly adjusts the portfolio in order to address changes in yields and underlying risks in various sectors.

Security selection:  The Advisor then focuses on selecting individual securities.  The Advisor determines which issuers it believes offer the best relative value within each sector and then decides which available securities of that issuer to purchase.

Each Fund will provide its shareholders with at least 60 days’ prior notice of any change in such Fund’s policy to invest at least 80% of its assets in the types of securities suggested by its name.

Debt Securities

The Advisor will attempt to keep the Intermediate Bond Fund, Core Plus Bond Fund, Aggregate Bond Fund and Short-Term Bond Fund fully invested.  The Intermediate Bond Fund, Core Plus Bond Fund, Aggregate Bond Fund and Short-Term Bond Fund each have a policy of investing at least 80% of its net assets in the following types of debt securities:

• U.S. government	• U.S. government agencies
• Stripped U.S. government	• Corporate
• Collateralized mortgage obligations	• Medium-term notes
• Asset-backed and mortgage-backed obligations	• Eurobonds

Municipal Obligations

The Intermediate Municipal Bond Fund invests principally in investment grade, intermediate-term municipal obligations issued by state and local governments exempt from federal income tax.  During normal market conditions, the Fund will invest at least 80% of its net assets in bonds and debentures, the interest on which is exempt from regular federal income and alternative minimum taxes.

Municipal Obligations: are dollar-denominated debt obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their authorities, agencies, instrumentalities and political subdivisions.

In pursuing its investment objective, the Intermediate Municipal Bond Fund invests in a diversified portfolio of municipal obligations.  Municipal obligations purchased by the Fund will be:

•

Investment grade at the time of purchase (i.e., BBB or higher by S&P or Fitch Ratings, or Baa or higher by Moody’s, or in the highest four categories by another nationally recognized rating agency)

•

Unrated at the time of purchase but determined to be of comparable quality by the Advisor

•

Municipal notes and other short-term obligations rated SP-1 by S&P or MIG-1 by Moody’s

•

Tax-exempt commercial paper rated A-1 by S&P or VMIG-1 by Moody’s.

Investment Grade Debt Securities

Debt obligations acquired by the Intermediate Bond Fund, Aggregate Bond Fund, Intermediate Municipal Bond Fund and Short-Term Bond Fund will be “investment grade,” as rated by at least one rating agency.  The Core Plus Bond Fund will invest primarily in investment grade bonds, but may also invest in non-investment grade bonds, as described below.  The Advisor may purchase unrated obligations for each Fund that are determined by the Advisor to be comparable in quality to the rated obligations.  Average quality for the Intermediate Bond Fund, Aggregate Bond Fund, Intermediate Municipal Bond Fund and Short-Term Bond Fund is expected to be at least the second highest rating category of S&P or Moody’s.  Average quality for the Core Plus Bond Fund is expected to be at least the third highest rating category of S&P or Moody’s.  After purchase, a security may cease to be rated or may have its rating reduced below the minimum rating required by a Fund for purchase.  In such cases, the Advisor will consider whether to continue to hold the security.  With respect to the Aggregate Bond Fund, Intermediate Bond Fund, Intermediate Municipal Bond Fund and Short-Term Bond Fund, if over 5% of a Fund’s net assets consist of obligations that have fallen below the minimum rating, the Advisor will immediately sell some of those securities to reduce the aggregate value of such securities to less than 5% of the Fund’s net assets.

Non-Investment Grade Debt Securities (High Yield or Junk Bonds)

The Core Plus Bond Fund may invest up to 20% of its net assets in non-investment grade bonds, which are debt securities rated below the fourth highest rating category of S&P, Moody’s or Fitch Ratings.

Illiquid Investments

Each Fund may invest up to 15% of its net assets in illiquid investments, measured at the time of purchase.  In general, illiquid securities are securities that cannot be sold or disposed of within seven days at their approximate market value.  For example, some securities are not registered under the U.S. securities laws and cannot be sold to the U.S. public because of Securities and Exchange Commission (“SEC”) regulations (these are known as “restricted securities”).

Foreign Securities

Each Fund may invest up to 20% of its net assets in U.S. dollar-denominated debt obligations of foreign corporations and governments.

Cash or Similar Investments; Temporary Strategies

Under normal market conditions, each Fund may invest up to 20% of its net assets in cash or similar short-term, investment grade securities such as U.S. government securities, repurchase agreements, commercial paper or certificates of deposit.  In addition, each Fund may invest up to 100% of its total assets in cash or short-term, investment grade securities as a temporary defensive position during adverse market, economic or political conditions and in other limited circumstances.  Taxable obligations purchased by the Intermediate Municipal Bond Fund normally will not exceed 20% of the Fund’s total assets at the time of purchase.  To the extent a Fund engages in any temporary strategies, the Fund may not achieve its investment objective.

Principal Risks

The main risks of investing in each of the Funds are substantially similar.  However, certain risks are enhanced for each Fund.  Specifically, the Core Plus Bond Fund and Aggregate Bond Fund each maintain longer maturities than the Intermediate Bond Fund and Short-Term Bond Fund, and typically maintain longer maturities than the Intermediate Municipal Bond Fund, thus providing a greater potential for return, with an increased level of risk.  In addition, although the Core Plus Bond and Aggregate Bond Funds’ maturities are similar, their portfolio composition and the resulting risks are different.  In particular, because the Core Plus Bond Fund may purchase securities that are rated below investment grade, the Core Plus Bond Fund may be exposed to greater credit risk, including risk of default, and other risks associated with non-investment grade bonds than the Aggregate Bond Fund.  Also, the risks associated with investing in municipal securities are enhanced with the Intermediate Municipal Bond Fund.

Management Risks

The Advisor may err in its choices of securities or portfolio mixes.  Such errors could result in a negative return and a loss to you.  In the event the performance of a Fund is not greater than its benchmark index, the Fund’s Board of Directors will examine the reasons for the deviation and the availability of corrective measures.

Because each Fund holds fewer issues than its benchmark index, material events affecting the Fund’s portfolio (for example, an issuer’s decline in credit quality) may influence the performance of the Fund to a greater degree than such events will influence its benchmark index and may prevent the Fund from attaining its investment objective for particular periods.

Bond Market Risks

The major risks of each Fund are those of investing in the bond market.  A bond’s market value is affected significantly by changes in interest rates – generally, when interest rates rise, the bond’s market value declines and when interest rates decline, its market value rises (interest-rate risk).  Generally, the longer a bond’s maturity, the greater the risk and the higher its yield.  Conversely, the shorter a bond’s maturity, the lower the risk and the lower its yield (maturity risk).  A bond’s value can also be affected by changes in the bond’s credit quality rating or its issuer’s financial condition (credit-quality risk).  Because bond values fluctuate, a Fund’s share price fluctuates.  So, if the value of a Fund’s investments goes down, you may lose money.

Credit Quality Risks

Individual issues of fixed-income securities may be subject to the credit risk of the issuer.  This means that the underlying company may experience unanticipated financial problems causing it to be unable to meet its payment obligations.  Bonds receiving the lowest investment grade rating or a high yield (junk bond) rating may have speculative characteristics and, compared to higher grade securities, may have a weakened capacity to make principal and interest payments due to changes in economic conditions or other circumstances.

Non-Investment Grade Bond Risks — Core Plus Bond Fund only

The Core Plus Bond Fund may invest up to 20% of its net assets in non-investment grade debt securities (commonly referred to as junk bonds).  Non-investment grade bonds, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy.

Non-investment grade debt securities tend to be more sensitive to economic conditions than are higher-rated debt securities.  As a result, they generally involve more credit risk than securities in the higher-rated categories.  During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of non-investment grade debt securities may experience financial stress and may not have sufficient revenues to meet their payment obligations.  The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. The Fund may have difficulty disposing of certain non-investment grade debt securities because there may be a thin trading market for such securities.  To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities.  Periods of economic uncertainty generally result in increased volatility in the market prices of these securities and thus in the Fund’s net asset value.

Liquidity Risks

Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time and price that the Advisor would like to sell.  The Advisor may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Foreign Securities Risks

Foreign investments involve additional risks including currency rate fluctuations, political and economic instability, differences in financial reporting standards, and less strict regulation of securities markets.

Mortgage- and Asset-Backed Securities Risks — Aggregate Bond Fund, Intermediate Bond Fund, Core Plus Bond Fund and Short-Term Bond Fund only

Mortgage- and asset-backed securities are subject to a number of risks, including interest rate risk which is more pronounced in these types of securities than in other fixed income securities.  Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of these securities.  When interest rates fall, mortgage- and asset-backed securities are subject to prepayment risk, which is the risk that the borrower will prepay some or the entire principal owed to the issuer.  If that happens, a Fund may have to replace the security by investing the proceeds in a security with a lower yield.  This could reduce the Fund’s share price and its income distributions.  When interest rates rise, certain types of mortgage- and asset-backed securities are subject to extension risk, which is the risk that these securities will be paid off more slowly than originally anticipated and their value will decrease as the average life and interest rates increase.

Government Obligations Risks

For Fund investments in securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, no assurance can be given that the U.S. government will provide financial support to U.S. government-sponsored agencies or instrumentalities where it is not obligated to do so by law.  For instance, securities issued by the Government National Mortgage Association (Ginnie Maes) are supported by the full faith and credit of the United States, while securities issued by the Federal National Mortgage Association (Fannie Maes) and the Federal Home Loan Mortgage Corporation (Freddie Macs) are supported only by the discretionary authority of the U.S. government.  Moreover, securities issued by the Student Loan Marketing Association (Sallie Maes) are supported only by the credit of that agency.  While the U.S. government provides financial support to various U.S. government-sponsored agencies and instrumentalities, such as those listed above, no assurance can be given that it will always do so.

Tax Risks — Intermediate Municipal Bond Fund only

Municipal securities are less attractive and may decrease in value during times when tax rates are low.  Since interest income on municipal obligations is normally not subject to regular federal income taxation, the attractiveness of municipal obligations in relation to other investment alternatives is affected by changes in federal income tax rates applicable to, or the continuing federal tax-exempt status of, such interest income.  Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the demand for and supply, liquidity and marketability of municipal obligations, which would in turn affect the Intermediate Municipal Bond Fund’s ability to acquire and dispose of municipal obligations at desirable yield and price levels.

Investment in tax-exempt securities poses additional risks.  In many cases, the Internal Revenue Service has not ruled on whether the interest received on a tax-exempt obligation is tax-exempt, and accordingly, purchases of these securities are based on the opinion of bond counsel to the issuers at the time of issuance.  The Intermediate Municipal Bond Fund and the Advisor rely on these opinions and will not review the basis for them.

Municipal Obligations Risks — Intermediate Municipal Bond Fund only

The Intermediate Municipal Bond Fund may invest more than 25% of its total assets in municipal obligations issued by persons located in the same state and the interest on which is paid solely from revenues of similar projects.  As a result, changes in economic, business or political conditions relating to a particular state or types of projects may have a disproportionate impact on the Fund’s share price.

It is anticipated that the Intermediate Municipal Bond Fund will invest in municipal securities issued by governmental authorities throughout the United States and its territories.  The Fund intends to purchase various types of municipal bonds.  These include general obligation and pre-refunded bonds issued for any purpose, and revenue bonds funding education, housing and transportation and essential services including, without limitation, water, sewer and electricity.

Municipal obligations, which the Intermediate Municipal Bond Fund may acquire, include municipal lease obligations, which are issued by a state or local government or authority to acquire land and a wide variety of equipment and facilities.  If the funds are not appropriated for the following year’s lease payments, the lease may terminate, with the possibility of default on the lease obligation and significant loss to the Fund.

The Funds cannot guarantee that they will achieve their respective investment objectives.  You should be aware that you may lose money by investing in the Funds.

Who May Want to Invest in the Funds

These Funds may be appropriate for investors who:

•

Wish to invest for the long-term;

•

Want to earn income on investments considered more stable than stocks;

•

Are looking for a fixed-income component to complete their portfolio; and

•

Have long-term goals such as planning for retirement.

The Intermediate Municipal Bond Fund may be appropriate for investors who are looking for income that is exempt from federal income tax.

These Funds are not appropriate for investors that have short-term financial goals.  The Intermediate Municipal Bond Fund is not an appropriate investment for tax-deferred retirement accounts, such as IRAs, because its returns before taxes are generally lower than those of taxable funds.

Before investing in a Fund, you should carefully consider:

•

Your own investment goals;

•

The amount of time you are willing to leave your money invested; and

•

The amount of risk you are willing to take.

Performance Information

The performance information that follows gives some indication of how each Fund’s performance can vary.  Performance information is not included for the Short-Term Bond Fund because, as of December 31, 2004, the Fund had not been in operation for a full calendar year.  The bar charts indicate the risks of investing in the Funds by showing the performance of each Fund from year to year (on a calendar year basis).  The tables show each Fund’s average annual returns compared to a broad-based securities market index.  The information shown assumes reinvestment of dividends and distributions.

The after-tax returns for the Institutional Class shares of the Funds shown in the tables are intended to show the impact of assumed federal income taxes on an investment in the Funds.  The “Return After Taxes on Distributions” shows the effect of taxable distributions (dividends and capital gains distributions), but assumes that you still hold Fund shares at the end of the period.  The “Return After Taxes on Distributions and Sale of Fund Shares” shows the effect of both taxable distributions and any taxable gain or loss that would be realized if Fund shares were sold at the end of the specified period.  The after tax returns are calculated using the highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes.  For 2004, the highest ordinary income and short-term gain rate was 35% and the highest long-term gain rate was 15%.  In certain cases, the “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period.  This will occur when a capital loss is realized upon the sale of Fund shares and provides an assumed tax benefit that increases the return.  Your actual after-tax returns depend on your tax situation and may differ from those shown.  The after-tax returns are not relevant if you hold your Fund shares through a tax-deferred account, such as a 401(k) plan or an individual retirement account (“IRA”).  After-tax returns for the Investor Class shares of the Funds will vary from those shown for the Institutional Class shares.  Please remember that a Fund’s past performance (before and after taxes) does not reflect how the Fund may perform in the future.

Intermediate Bond Fund

Institutional Class*

Calendar Year Returns as of 12/31

*Please note that the Institutional Class has a lower level of expenses than the Investor Class.  If the returns for the Investor Class were shown, the returns would have been lower.  See “Fees and Expenses of the Funds.”

Best quarter:	3rd quarter 2001	3.70%
Worst quarter:	2nd quarter 2004	-2.50%

Average Annual Total Returns as of December 31, 2004	1 Year	Since Inception(1)
Intermediate Bond Fund
Institutional Class
Return Before Taxes	3.91%	7.35%
Return After Taxes on Distributions	2.36%	5.30%
Return After Taxes on Distributions and Sale of Fund Shares	2.52%	5.05%
Investor Class
Return Before Taxes	3.65%	7.10%

Lehman Brothers Intermediate Government/Credit Bond Index (2)	3.04%	7.01%

_____________

(1) The returns shown are since the Fund’s inception date, September 29, 2000 (commencement of operations).

(2) The Lehman Brothers Intermediate Government/Credit Bond Index is an unmanaged, market value weighted index of investment grade, fixed-rate debt including government and corporate securities with maturities between one and ten years.  The Index does not reflect any deduction for fees, expenses or taxes.  A direct investment in an index is not possible.

Aggregate Bond Fund

Institutional Class*

Calendar Year Returns as of 12/31

*Please note that the Institutional Class has a lower level of expenses than the Investor Class.  If the returns for the Investor Class were shown, the returns would have been lower.  See “Fees and Expenses of the Funds.”

Best quarter:	3rd quarter 2001	4.35%
Worst quarter:	2nd quarter 2004	-2.30%

Average Annual Total Returns as of December 31, 2004	1 Year	Since Inception(1)
Aggregate Bond Fund
Institutional Class
Return Before Taxes	5.30%	8.24%
Return After Taxes on Distributions	3.54%	5.85%
Return After Taxes on Distributions and Sale of Fund Shares	3.44%	5.63%
Investor Class
Return Before Taxes	5.20%	8.02%

Lehman Brothers Aggregate Bond Index (2)	4.34%	7.38%

_____________

(1)The returns shown are since the Fund’s inception date, September 29, 2000 (commencement of operations).

(2) The Lehman Brothers Aggregate Bond Index is an unmanaged, market value weighted index of investment grade, fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year.  The Index does not reflect any deduction for fees, expenses or taxes.  A direct investment in an index is not possible.

Intermediate Municipal Bond Fund

Institutional Class*

Calendar Year Returns as of 12/31

*Please note that the Institutional Class has a lower level of expenses than the Investor Class.  If the returns for the Investor Class were shown, the returns would have been lower.  See “Fees and Expenses of the Funds.”

Best quarter:	3rd quarter 2002	5.10%
Worst quarter:	2nd quarter 2004	-2.63%

Average Annual Total Returns as of December 31, 2004	1 Year	Since Inception(1)
Intermediate Municipal Bond Fund
Institutional Class
Return Before Taxes	2.69%	6.18%
Return After Taxes on Distributions	2.69%	6.13%
Return After Taxes on Distributions and Sale of Fund Shares	3.00%	5.85%
Investor Class
Return Before Taxes	2.40%	5.90%

Lehman Brothers 10-Year General Obligation Bond Index (2)	4.46%	6.00%

_____________

(1) The returns shown are since the Fund’s inception date, March 30, 2001 (commencement of operations).

(2) The Lehman Brothers 10-Year General Obligation Bond Index is an unmanaged, market value weighted index of bond prices compiled by Lehman Brothers.  The index is comprised of investment grade state and local general obligation bonds that have been issued as part of an offering of at least $50 million; have a minimum amount outstanding of at least $5 million; have been issued within the last five years; and have a maturity of eight to twelve years.  The Index does not reflect any deduction for fees, expenses or taxes.  A direct investment in an index is not possible.

Core Plus Bond Fund

Institutional Class*

Calendar Year Returns as of 12/31

*Please note that the Institutional Class has a lower level of expenses than the Investor Class.  If the returns for the Investor Class were shown, the returns would have been lower.  See “Fees and Expenses of the Funds.”

Best quarter:	2nd quarter 2003	4.48%
Worst quarter:	2nd quarter 2004	-2.44%

Average Annual Total Returns as of December 31, 2004	1 Year	Since Inception(1)
Core Plus Bond Fund
Institutional Class
Return Before Taxes	6.29%	8.23%
Return After Taxes on Distributions	4.10%	5.68%
Return After Taxes on Distributions and Sale of Fund Shares	4.34%	5.57%
Investor Class
Return Before Taxes	6.09%	7.96%

Lehman Brothers U.S. Universal Bond Index (2)	4.97%	7.64%

______________

(1) The returns shown are since the Fund’s inception date, September 29, 2000 (commencement of operations).

(2) The Lehman Brothers U.S. Universal Bond Index is an unmanaged, market value weighted index of fixed income securities issued in U.S. dollars, including U.S. government and investment grade debt, non-investment grade debt, asset-backed and mortgage-backed securities, Eurobonds, 144A securities and emerging market debt with maturities of at least one year.  The Index does not reflect any deduction for fees, expenses or taxes.  A direct investment in an index is not possible.

Fees and Expenses of the Funds

This table describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the Funds or Investor Class shares of the Intermediate Bond Fund, Core Plus Bond Fund, Aggregate Bond Fund or Intermediate Municipal Bond Fund.

Shareholder Fees

(fees paid directly from your investment)

The shares of the Funds are no-load, so you pay no sales charges (loads) to buy or sell shares.*

Annual Fund Operating Expenses (expenses that are deducted from Fund assets; as a percent of average net assets)

	Investor Class Shares(3)	Institutional Class Shares
Management Fees	0.25%	0.25%
Distribution and Service (12b-1) Fees(1)	0.25%	None
Other Expenses(2)	0.05%	0.05%
Total Annual Fund Operating Expenses	0.55%	0.30%

_____________

*

The Funds will charge a $15 fee for wire transfers of redemption proceeds.  The wire transfer fee may be waived in limited circumstances.  See “Payment of Redemption Proceeds.”

(1)

Because each Fund pays 12b-1 distribution fees for its Investor Class shares, which are based upon the Fund’s assets attributable to the Investor Class, if you own Investor Class shares of a Fund for a long period of time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

(2)

“Other Expenses” include custodian, administration, transfer agency and other customary Fund expenses.  “Other Expenses” are fixed at 0.05% of each Fund’s average daily net assets pursuant to an Administration Agreement between each Fund and the Advisor.  Under the Administration Agreement, the Advisor assumes and pays all expenses of the applicable Fund, excluding borrowing costs (such as interest and dividend expenses on securities sold short) and extraordinary or non-recurring expenses.

(3) The Short-Term Bond Fund is not currently offering Investor Class shares to investors.

Example

The following example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds.

The example assumes that:

•

You invest $10,000 in a Fund for the time periods indicated;

•

You redeem all of your shares at the end of those periods;

•

Your investment has a 5% return each year;

•

Your dividends and distributions have been reinvested; and

•

The Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Intermediate Bond Fund – Investor Class Shares	$56	$ 176	$307	$689
Intermediate Bond Fund – Institutional Class Shares	$31	$ 97	$169	$381
Aggregate Bond Fund – Investor Class Shares	$56	$ 176	$307	$689
Aggregate Bond Fund – Institutional Class Shares	$31	$ 97	$169	$381
Intermediate Municipal Bond Fund – Investor Class Shares	$56	$ 176	$307	$689
Intermediate Municipal Bond Fund – Institutional Class Shares	$31	$ 97	$169	$381
Core Plus Bond Fund – Investor Class Shares	$56	$ 176	$307	$689
Core Plus Bond Fund – Institutional Class Shares	$31	$ 97	$169	$381
Short-Term Bond Fund – Institutional Class Chares	$31	$ 97	N/A	N/A

Management of the Funds

The Advisor

Robert W. Baird & Co. Incorporated, subject to the general supervision of the Company’s Board of Directors, is responsible for the day-to-day management of the Funds in accordance with each Fund’s respective investment objective and policies.  This includes making investment decisions, and buying and selling securities.  For its services, the Advisor receives, and for the fiscal year ended December 31, 2004 was paid, an annual fee of 0.25% of the average daily net assets of each Fund.  The advisory fee is accrued daily and paid monthly.

Under a separate Administration Agreement with Robert W. Baird & Co. Incorporated, each Fund pays the Advisor a fee of 0.05% of its average daily net assets to serve as administrator.  As administrator, the Advisor assumes and pays all expenses of the Fund, excluding borrowing costs (such as interest and dividend expenses on securities sold short) and extraordinary or non-recurring expenses.  In this way, the Advisor is able to control or limit the direct Fund expenses.

The Advisor was founded in 1919 and has its main office at 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.  The Advisor provides investment management services for individuals and institutional clients including pension and profit sharing plans.  As of December 31, 2004, the Advisor had over $13 billion in assets under management.

The Investment Management Team

The individuals listed below are members of the Advisor’s investment management team that manages each Fund’s investments.  No member of the investment management team is solely responsible for making recommendations for portfolio purchases and sales.  Instead, all team members work together to develop investment strategies and select securities for the Funds.  The investment management team is supported by a staff of research analysts, traders and other investment professionals.

The Funds’ Statement of Additional Information (“SAI”) provides additional information about the members of the investment management team, including other accounts they manage, their ownership of Fund shares and their compensation.

Mary Ellen Stanek, CFA

Ms. Stanek is a Managing Director and Chief Investment Officer of the Advisor.  She also serves as Chief Investment Officer of Baird Advisors, a department of the Advisor.  Ms. Stanek oversees the entire investment management team.  She has over 26 years of investment experience managing various types of fixed income portfolios.  Ms. Stanek joined Baird Advisors in March, 2000.  Prior to joining Baird Advisors, Ms. Stanek was employed by Firstar Investment Research & Management Company, LLC (“FIRMCO”) where she most recently served as President and CEO from November, 1998 to February, 2000, and Chief Operating Officer and President from March, 1994 to November, 1998.  Ms. Stanek also served as President of Firstar Funds, Inc. from December, 1998 to March, 2000.  Ms. Stanek obtained her undergraduate degree from Marquette University and M.B.A. from the University of Wisconsin-Milwaukee.  She earned the Chartered Financial Analyst designation in 1983.  Ms. Stanek is a member of the CFA Institute and the Milwaukee Investment Analysts Society.

Gary A. Elfe, CFA

Mr. Elfe is a Managing Director and Senior Portfolio Manager of the Advisor.  As a member of the investment management team, Mr. Elfe serves as Director of Fixed Income Research and Trading.  He has over 26 years of investment experience managing various types of fixed income portfolios.  Mr. Elfe joined Baird Advisors in February, 2000.  Prior to joining Baird Advisors, Mr. Elfe was a Senior Vice President and Senior Portfolio Manager with FIRMCO, where he was Director of Fixed Income Research & Trading. Mr. Elfe obtained his undergraduate degree and M.B.A. from the University of Wisconsin-Milwaukee. He earned the Chartered Financial Analyst designation in 1982.  Mr. Elfe is a member of the CFA Institute and the Milwaukee Investment Analysts Society.

Charles B. Groeschell

Mr. Groeschell is a Managing Director and Senior Portfolio Manager of the Advisor.  He has over 24 years of investment experience managing various types of fixed income portfolios. Mr. Groeschell joined Baird Advisors in February, 2000.  Prior to joining Baird Advisors, Mr. Groeschell was a Senior Vice President and Senior Portfolio Manager with FIRMCO, where he played a lead role in the overall management of major fixed income client relationships. Mr. Groeschell received his B.A. from Texas Christian University and his M.B.A. from the University of Wisconsin-Milwaukee.

Warren D. Pierson, CFA

Mr. Pierson is a Senior Vice President and Senior Portfolio Manager of the Advisor.  He has over 19 years of investment experience managing taxable and tax-exempt fixed income portfolios.  Mr. Pierson joined Baird Advisors in February, 2000.  Prior to joining Baird Advisors, Mr. Pierson was employed by FIRMCO where he served as a Senior Vice President and Senior Portfolio Manager from February, 1999 to February, 2000, Vice President and Senior Portfolio Manager from June, 1997 to February, 1999, and Vice President and Portfolio Manager from May, 1993 to June, 1997.  Mr. Pierson managed municipal bond portfolios and intermediate taxable bond portfolios while at FIRMCO.  Mr. Pierson received his undergraduate degree from Lawrence University in Appleton, Wisconsin.  He earned the Chartered Financial Analyst designation in 1990.  Mr. Pierson is a member of the CFA Institute and is a member and past President of the Milwaukee Investment Analysts Society.

Daniel A. Tranchita, CFA

Mr. Tranchita is a Senior Vice President and Senior Portfolio Manager of the Advisor.  He has over 16 years of investment experience managing taxable and tax-exempt fixed income portfolios.  Mr. Tranchita joined Baird Advisors in February, 2000.  Prior to joining Baird Advisors, Mr. Tranchita was employed by FIRMCO where he most recently served as a Senior Vice President and Senior Portfolio Manager from February, 1999 to February, 2000, Vice President and Senior Portfolio Manager from June, 1997 to February, 1999, and Vice President and Portfolio Manager from June, 1993 to June, 1997.  Mr. Tranchita performed quantitative fixed income analysis and portfolio management while at FIRMCO. Mr. Tranchita received his undergraduate degree and M.B.A. from Marquette University.  He earned the Chartered Financial Analyst designation in 1993.  Mr. Tranchita is a member of the CFA Institute and the Milwaukee Investment Analysts Society.

M. Sharon deGuzman

Ms. deGuzman is a First Vice President and Portfolio Manager of the Advisor.  She has over 14 years of investment experience managing taxable and tax-exempt fixed income portfolios. Ms. deGuzman joined Baird Advisors in February, 2000.  Prior to joining Baird Advisors, Ms. deGuzman was employed by FIRMCO where she served as an Assistant Vice President and Portfolio Manager from November, 1998 to February, 2000, a Portfolio Manager from November, 1996 to November, 1998, and a Fixed Income Analyst from November, 1995 to November, 1996.  Ms. deGuzman performed quantitative fixed income analysis and portfolio management while at FIRMCO.  She received her undergraduate degree from Eastern Illinois University.  She is a member of the CFA Institute and the Milwaukee Investment Analysts Society.

Financial Highlights

The financial highlights table is intended to help you understand each Fund’s financial performance for the Fund’s shares for the period from the Fund’s commencement of operations through December 31, 2004.  Certain information reflects financial results for a single Fund share.  The total returns presented in the table represent the rate that an investor would have earned on an investment in the Fund for the stated periods (assuming reinvestment of all dividends and distributions).  This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund’s financial statements, is included in the Funds’ annual report, which is available upon request.

	Baird Intermediate Bond Fund
	Institutional Class Shares Year Ended December 31, 2004		Institutional Class Shares Year Ended December 31, 2003	Institutional Class Shares Year Ended December 31, 2002	Institutional Class Shares Year Ended December 31, 2001		Institutional Class Shares September 29, 2000(1) through December 31, 2000		Investor Class Shares Year Ended December 31, 2004		Investor Class Shares Year Ended December 31, 2003	Investor Class Shares Year Ended December 31, 2002		Investor Class Shares Year Ended December 31, 2001		Investor Class Shares September 29, 2000(1) through December 31, 2000
Per Share Data:
Net asset value, beginning of period	$10.88		$10.86	$10.60	$10.55		$10.00		$11.17		$11.13	$10.71		$10.56		$10.00
Income from investment operations:
Net investment income	0.47	(6)	0.49	0.56	0.62	(6)	0.13		0.45	(6)	0.48	0.54	(6)	0.59	(6)	0.13
Net realized and unrealized gains (losses) on investments	(0.05)		0.14	0.27	0.08	(7)	0.53		(0.05)		0.14	0.27		0.08	(7)	0.53
Total from investment	0.42		0.63	0.83	0.70		0.66		0.40		0.62	0.81		0.67		0.66
operations
Less distributions:
Dividends from net investment income	(0.47)		(0.49)	(0.56)	(0.62)		(0.11)		(0.44)		(0.46)	(0.38)		(0.49)		(0.10)
Distributions from net realized gains	(0.00)	(5)	(0.12)	(0.01)	(0.03)		(0.00)	(5)	(0.00)	(5)	(0.12)	(0.01)		(0.03)		(0.00) (5)
Total distributions	(0.47)		(0.61)	(0.57)	(0.65)		(0.11)		(0.44)		(0.58)	(0.39)		(0.52)		(0.10)
Net asset value, end of period	$10.83		$10.88	$10.86	$10.60		$10.55		$11.13		$11.17	$11.13		$10.71		$10.56
Total return	3.91%		5.89%	8.02%	6.68%		6.63%	(2)	3.65%		5.61%	7.74%		6.43%		6.68% (2)
Supplemental data and ratios:
Net assets, end of period	$191,563,699		$149,836,855	$146,236,339	$89,682,104		$9,769,062		$3,012,328		$1,321,648	$1,127,162		$1,189,191		$351,262
Ratio of expenses to	0.30%		0.30%	0.30%	0.30%		0.30%	(3)	0.55%		0.55%	0.55%		0.55%		0.55% (3)
average net assets
Ratio of net investment income	4.32%		4.39%	5.20%	5.71%		6.73%	(3)	4.07%		4.14%	4.95%		5.46%		6.48% (3)
to average net assets
Portfolio turnover rate(4)	44.8%		64.4%	41.1%	79.5%		102.5%	(2)	44.8%		64.4%	41.1%		79.5%		102.5% (2)

____________________

(1)

Commencement of operations.

(2)

Not annualized.

(3)

Annualized.

(4)

Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(5)

Amount is less than $0.01.

(6)

Calculated using average shares outstanding during the period.

(7)

The amount shown may not correlate with the aggregate gains and losses of portfolio securities due to the timing of subscriptions and redemptions of Fund shares.

	Baird Aggregate Bond Fund
	Institutional Class Shares Year Ended December 31, 2004		Institutional Class Shares Year Ended December 31, 2003	Institutional Class Shares Year Ended December 31, 2002	Institutional Class Shares Year Ended December 31, 2001	Institutional Class Shares September 29, 2000(1) through December 31, 2000		Investor Class Shares Year Ended December 31, 2004		Investor Class Shares Year Ended December 31, 2003	Investor Class Shares Year Ended December 31, 2002		Investor Class Shares Year Ended December 31, 2001		Investor Class Shares September 29, 2000(1) through December 31, 2000
Per Share Data:
Net asset value, beginning of period	$10.71		$10.69	$10.51	$10.42	$10.00		$10.88		$10.84	$10.57		$10.43		$10.00
Income from investment operations:
Net investment income	0.49	(6)	0.56	0.62	0.68	0.16		0.48	(6)	0.55	0.60	(6)	0.65	(6)	0.15
Net realized and unrealized gains (losses) on investments	0.07		0.20	0.23	0.17	0.42		0.07		0.19	0.23		0.17		0.42
Total from investment operations	0.56		0.76	0.85	0.85	0.58		0.55		0.74	0.83		0.82		0.57
Less distributions:
Dividends from net investment income	(0.50)		(0.56)	(0.62)	(0.67)	(0.16)		(0.45)		(0.52)	(0.51)		(0.59)		(0.14)
Distributions from net realized gains	(0.03)		(0.18)	(0.05)	(0.09)	(0.00)	(5)	(0.03)		(0.18)	(0.05)		(0.09)		(0.00) (5)
Total distributions	(0.53)		(0.74)	(0.67)	(0.76)	(0.16)		(0.48)		(0.70)	(0.56)		(0.68)		(0.14)
Net asset value, end of period	$10.74		$10.71	$10.69	$10.51	$10.42		$10.95		$10.88	$10.84		$10.57		$10.43
Total return	5.30%		7.19%	8.30%	8.33%	5.78%	(2)	5.20%		6.95%	8.08%		7.98%		5.77% (2)
Supplemental data and ratios:
Net assets, end of period	$115,382,862		$91,550,534	$87,847,176	$83,392,652	$35,975,190		$708,858		$719,844	$845,481		$166,622		$13,223
Ratio of expenses to	0.30%		0.30%	0.30%	0.30%	0.30%	(3)	0.55%		0.55%	0.55%		0.55%		0.55% (3)
average net assets
Ratio of net investment income	4.58%		4.85%	5.75%	6.33%	6.85%	(3)	4.33%		4.60%	5.50%		6.08%		6.60% (3)
to average net assets
Portfolio turnover rate (4)	72.6%		106.7%	51.2%	79.2%	14.7%	(2)	72.6%		106.7%	51.2%		79.2%		14.7% (2)

____________

(1)

Commencement of operations.

(2)

Not annualized.

(3)

Annualized.

(4)

Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(5)

Amount is less than $0.01.

(6)

Calculated using average shares outstanding during the period.

	Baird Intermediate Municipal Bond Fund
	Institutional Class Shares Year Ended December 31, 2004		Institutional Class Shares Year Ended December 31, 2003		Institutional Class Shares Year Ended December 31, 2002		Institutional Class Shares March 30, 2001(1) through December 31, 2001		Investor Class Shares Year Ended December 31, 2004		Investor Class Shares Year Ended December 31, 2003		Investor Class Shares Year Ended December 31, 2002		Investor Class Shares March 30, 2001(1) through December 31, 2001
Per Share Data:
Net asset value, beginning of period	$10.91		$10.86		$10.25		$10.00		$11.09		$11.02		$10.27		$10.00
Income from investment operations:
Net investment income	0.40	(5)	0.42	(5)	0.43	(5)	0.34	(5)	0.38	(5)	0.40	(5)	0.41	(5)	0.31	(5)
Net realized and unrealized gains (losses) on investments	(0.11)		0.10		0.64		0.17	(6)	(0.12)		0.10		0.64		0.17	(6)
Total from investment operations	0.29		0.52		1.07		0.51		0.26		0.50		1.05		0.48
Less distributions:
Dividends from net investment income	(0.39)		(0.43)		(0.46)		(0.25)		(0.36)		(0.39)		(0.30)		(0.20)
Distributions from net realized gains	–		(0.04)		(0.00)	(7)	(0.01)		–		(0.04)		(0.00)	(7)	(0.01)
Total distributions	(0.39)		(0.47)		(0.46)		(0.26)		(0.36)		(0.43)		(0.30)		(0.21)
Net asset value, end of period	$10.81		$10.91		$10.86		$10.25		$10.99		$11.09		$11.02		$10.27
Total return	2.69%		4.91%		10.72%		5.02%	(2)	2.40%		4.69%		10.46%		4.74%	(2)
Supplemental data and ratios:
Net assets, end of period	$36,889,211		$30,234,195		$31,221,508		$14,448,572		$4,611,766		$756,792		$706,207		$624,209
Ratio of expenses to	0.30%		0.30%		0.30%		0.30%	(3)	0.55%		0.55%		0.55%		0.55%	(3)
average net assets
Ratio of net investment	3.70%		3.88%		4.11%		4.32%	(3)	3.45%		3.63%		3.86%		4.07%	(3)
income to average net
assets
Portfolio turnover rate (4)	4.2%		17.7%		32.6%		14.8%	(2)	4.2%		17.7%		32.6%		14.8%	(2)

____________

(1)

Commencement of operations.

(2)

Not annualized.

(3)

Annualized.

(4)

Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(5)

Calculated using average shares outstanding during the period.

(6)

The amount shown may not correlate with the aggregate gains and losses of portfolio securities due to the timing of subscriptions and redemptions of Fund shares.

(7)

Amount is less than $0.01.

	Baird Core Plus Bond Fund
	Institutional Class Shares Year Ended December 31, 2004	Institutional Class Shares Year Ended December 31, 2003	Institutional Class Shares Year Ended December 31, 2002	Institutional Class Shares Year Ended December 31, 2001	Institutional Class Shares September 29, 2000(1) through December 31, 2000		Investor Class Shares Year Ended December 31, 2004	Investor Class Shares Year Ended December 31, 2003		Investor Class Shares Year Ended December 31, 2002		Investor Class Shares Year Ended December 31, 2001		Investor Class Shares September 29, 2000(1) through December 31, 2000
Per Share Data:
Net asset value, beginning of period	$10.45	$10.45	$10.42	$10.45	$10.00		$10.67	$10.65		$10.49		$10.45		$10.00
Income from investment operations:
Net investment income	0.54	0.56	0.62	0.65	0.14		0.53	0.53	(6)	0.60	(6)	0.64	(6)	0.12
Net realized and unrealized gains (losses) on investments	0.10	0.36	0.07	0.05	0.45		0.10	0.37		0.07		0.05		0.45
Total from investment operations	0.64	0.92	0.69	0.70	0.59		0.63	0.90		0.67		0.69		0.57
Less distributions:
Dividends from net investment income	(0.53)	(0.56)	(0.62)	(0.66)	(0.14)		(0.50)	(0.52)		(0.47)		(0.58)		(0.12)
Distributions from net realized	(0.18)	(0.36)	(0.04)	(0.07)	(0.00)	(5)	(0.18)	(0.36)		(0.04)		(0.07)		(0.00) (5)
gains
Total distributions	(0.71)	(0.92)	(0.66)	(0.73)	(0.14)		(0.68)	(0.88)		(0.51)		(0.65)		(0.12)
Net asset value, end of period	$10.38	$10.45	$10.45	$10.42	$10.45		$10.62	$10.67		$10.65		$10.49		$10.45
Total return	6.29%	8.94%	6.90%	6.84%	5.89%	(2)	6.09%	8.60%		6.58%		6.70%		5.73% (2)
Supplemental data and ratios:
Net assets, end of period	$32,495,641	$42,709,634	$54,221,923	$69,182,002	$40,083,054		$125,847	$124,481		$296,026		$258,351		$13,222
Ratio of expenses to	0.30%	0.30%	0.30%	0.30%	0.30%	(3)	0.55%	0.55%		0.55%		0.55%		0.55% (3)
average net assets
Ratio of net investment income to	4.85%	4.56%	6.03%	6.25%	6.68%	(3)	4.60%	4.31%		5.78%		6.00%		6.43% (3)
average net assets
Portfolio turnover rate (4)	52.5%	103.1%	66.8%	47.0%	11.8%	(2)	52.5%	103.1%		66.8%		47.0%		11.8% (2)

____________

(1)

Commencement of operations.

(2)

Not annualized.

(3)

Annualized.

(4)

Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(5)

Amount is less than $0.01.

(6)

Calculated using average shares outstanding during the period.

Baird Short-Term Bond Fund
Institutional Class Shares August 31, 2004(1) through December 31, 2004
Per Share Data:
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income	0.08
Net realized and unrealized gains (losses) on investments	(0.07)
Total from investment operations	0.01
Less distributions:
Dividends from net investment income	(0.08)
Distributions from net realized gains	–
Total distributions	(0.08)
Net asset value, end of period	$9.93
Total return	0.10%(2)
Supplemental data and ratios:
Net assets, end of period	$31,973,000
Ratio of expenses to average net assets	0.30%(3)
Ratio of net investment income to average net assets	2.60%(3)
Portfolio turnover rate(4)	16.7%(2)

____________
(1)	Commencement of operations.
(2)	Not annualized.
(3)	Annualized.
(4)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

Your Account

Distribution of Shares

Distributor

The Advisor, Robert W. Baird & Co. Incorporated, is also the distributor for shares of the Funds (the “Distributor”), and a member of the National Association of Securities Dealers, Inc.

Rule 12b-1 Plan

The Funds have adopted a Rule 12b-1 Plan under the Investment Company Act of 1940.  Under the Rule 12b-1 Plan, Investor Class shares pay the Advisor a fee of 0.25% of the average daily net asset value of Investor Class shares.  The Advisor uses this fee to finance activities that promote the sale of Investor Class shares.  Such activities include, but are not necessarily limited to, shareholder servicing, advertising, printing and mailing prospectuses to persons other than current shareholders, printing and mailing sales literature, and compensating underwriters, dealers and sales personnel.  Because 12b-1 fees are ongoing, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Sales and Networking Programs

The Advisor has established a referral program pursuant to which it may pay cash compensation to its sales personnel and/or other brokers, dealers or financial intermediaries for sales of Institutional Class shares of the Funds.  Compensation paid to participants in this program for sales of Institutional Class shares of the Funds may be more or less than compensation they receive for sales of shares of other investment companies.

The program is available to brokers, dealers and financial intermediaries that distribute shares of the Funds.  The Advisor will pay compensation under the referral program out of its own resources.  Accordingly, the referral program will not affect the price an investor will pay for Institutional Class shares of the Funds.  Please see “Fees and Expenses of the Funds” for information about the Funds’ fees and expenses.

From time to time, the Advisor may enter into networking arrangements with brokers or other financial intermediaries pursuant to which such parties agree to perform certain administrative services on behalf of their clients who are Fund shareholders.  Any payments made to such brokers and financial intermediaries under these types of arrangements will be made from the Advisor’s own resources and will not increase costs to the Funds.  The Advisor may be reimbursed for such payments, if permissible, under the Funds’ Rule 12b-1 Plan.

Description of Classes

Each Fund (other than the Short-Term Bond Fund) offers two classes of shares:  Investor Class and Institutional Class.  Currently, the Short-Term Bond Fund has no Investor Class shareholders and is not offering Investor Class shares to investors.  Therefore, only the Institutional Class shares of the Short-Term Bond Fund are offered by this prospectus. The classes differ with respect to their minimum investments.  In addition, Investor Class shares impose a Rule 12b-1 fee that is assessed against the assets of a Fund attributable to that class.

The Advisor may select financial institutions, such as banks, fiduciaries, custodians for public funds, investment advisors and broker/dealers, as agents to provide sales or administrative services for their clients or customers who beneficially own Investor Class shares.  Financial institutions will receive 12b-1 fees from the Advisor based upon shares owned by their clients or customers.  The Advisor will determine the schedule of such fees and the basis upon which such fees will be paid.

Share Price

Shares of each class in a Fund are sold at their net asset value (“NAV”).

The NAV for each class of shares of a Fund is determined as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (currently 3:00 p.m., Central Time) Monday through Friday, except on days the NYSE is not open.  If the NYSE closes at any other time, or if an emergency exists, NAV may be calculated at a different time.  Your share price will be the next NAV calculated after a Fund or its agents receives your request in good order.  The NYSE is closed most national holidays and Good Friday.  Please refer to the Funds’ SAI for a complete list of the days that the NYSE is closed.

When making a purchase request, make sure your request is in good order.  “Good order” means your purchase request includes:

•

The name of the Fund

•

The dollar amount of shares to be purchased

•

Purchase application or investment stub

•

Check payable to Baird Funds or, if paying by wire, receipt of Federal Funds

The NAV for a class of shares is determined by adding the value of each Fund’s investments, cash and other assets attributable to a particular share class, subtracting the liabilities attributable to that class and then dividing the result by the total number of shares outstanding in the class.

Each Fund’s investments are valued according to market value.  When a market quote for a security is not readily available or deemed to be inaccurate by the Advisor, the Advisor will value the security at “fair value” as determined in accordance with procedures adopted by the Board of Directors.  In accordance with these procedures, the Advisor may use broker quotes or, if the broker quotes are unavailable or are deemed to be unreliable, fair value will be determined by the valuation committee of the Advisor.  In determining fair value, the valuation committee takes into account all relevant factors and available information.  Consequently, the price of the security used by a Fund to calculate its NAV may differ from quoted or published price for the same security.  Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

Trading in Foreign Securities

The securities markets on which the foreign securities owned by a Fund trade may be open on days when the Fund does not calculate its NAV and thus the value of the Fund’s shares may change on days when shareholders are not able to purchase or redeem shares of the Fund.  In computing the NAV of each Fund, a Fund will typically value any foreign securities held at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE.  Certain foreign currency exchange rates may also be determined at the latest rate prior to the closing of the NYSE.  Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates.  Occasionally, events that affect these values and exchange rates may occur after the close of the exchange on which such securities are traded.  If such events materially affect the value of a Fund’s securities, these securities may be valued at their fair value pursuant to procedures adopted by the Company’s Board of Directors.

Buying Shares

Minimum Investments

	Initial Purchase	Subsequent Purchases
Investor Class Shares	$1,000 – IRAs	$500
	$2,500 – all other accounts	$500
Institutional Class Shares	$250,000	No minimum

Minimum investment waivers – Institutional Class Shares

The minimum initial investment amount for Institutional Class shares is reduced for all employees, directors and officers of the Advisor or the Funds and members of their families (including parents, grandparents, siblings, spouses, children and in-laws of such employees, directors and officers).

Timing of Requests

Your price per share will be the NAV next computed after your request is received in good order by a Fund or its agents.  All requests received in good order before the close of regular trading on the NYSE will be executed at the NAV computed on that day.  Requests received after the close of regular trading on the NYSE will receive the next business day’s NAV.

Receipt of Orders

Shares may only be purchased on days the NYSE is open for business.  The Funds may authorize one or more broker/dealers to accept on their behalf purchase and redemption orders that are in good order.  In addition, these broker/dealers may designate other financial intermediaries to accept purchase and redemption orders on a Fund’s behalf.  Contracts with these agents require the agents to track the time that purchase and redemption orders are received.  Purchase and redemption orders must be received by the Funds or authorized intermediaries before the close of regular trading on the NYSE to receive that day’s share price.

Customer Identification Procedures

The Company, on behalf of each Fund, is required to comply with various anti-money laundering laws and regulations.  To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including mutual funds, to obtain, verify and record information that identifies each person who opens an account.  In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”), please note that U.S. Bancorp Fund Services, LLC, the Company’s transfer agent (the “Transfer Agent”), will verify certain information on your Account Application as part of the Funds’ Anti-Money Laundering Program.  As requested on the Account Application, you should supply your full name, date of birth, social security number and permanent street address.  Mailing addresses containing a P.O. Box will not be accepted as your permanent street address.  If you require assistance when completing your application, please call (toll free) 1-866-44BAIRD.

If the Company or the Transfer Agent does not have a reasonable belief of the identity of a shareholder, the initial purchase will be rejected or the shareholder will not be allowed to perform a transaction on the account until such information is received.  The Funds also reserve the right to close the account within five business days if clarifying information and/or documentation is not received.  Any delay in processing your order will affect the purchase price you receive for your shares.  The Company, the Distributor and the Transfer Agent are not liable for fluctuations in NAV experienced as a result of such delays in processing.  If at any time the Company or the Transfer Agent detects suspicious behavior or if certain account information matches government lists of suspicious persons, the Company or the Transfer Agent may determine not to open an account, may reject additional purchases, may close an existing account, may file a suspicious activity report and/or may take other action.

Market Timing Policy

Depending on various factors (including the size of the Fund, the amount of assets the Advisor typically maintains in cash or cash equivalents, and the dollar amount, number and frequency of trades), short-term or excessive trading into and out of the Funds, generally known as market timing, may harm all shareholders by disrupting investment strategies; increasing brokerage, administrative and other expenses; decreasing tax efficiency; diluting the value of shares held by long-term shareholders; and impacting Fund performance.  The Company’s Board of Directors has approved policies that seek to discourage frequent purchases and redemptions and curb the disruptive effects of market timing (the “Market Timing Policy”).  Pursuant to the Market Timing Policy, the Funds may decline to accept an application or may reject a purchase request, including an exchange, from a market timer or an investor who, in the Advisor’s sole discretion, has a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Funds.  For these purposes, the Advisor may consider an investor’s trading history in the Funds or other Baird Funds.  The Funds, the Advisor and affiliates thereof are prohibited from entering into arrangements with any shareholder or other person to permit frequent purchases and redemptions of Fund shares.

The Company monitors and enforces its market timing policy through:

•

regular reports to the Company’s Board of Directors by the Funds’ Chief Compliance Officer regarding any instances of suspected market timing;

•

monitoring of trade activity; and

•

termination of a shareholder’s purchase and/or exchange privileges.

While the Funds seek to take action that will detect and deter market timing, the risks of market timing cannot be completely eliminated.  For example, the Funds may not be able to identify or reasonably detect or deter market timing transactions that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, or redemption orders to the Funds on behalf of their customers who are the beneficial owners.  More specifically, unless the financial intermediaries have the ability to detect and deter market timing transactions themselves, the Funds may not be able to determine whether the purchase or sale is connected with a market timing transaction.  Additionally, there can be no assurance that the systems and procedures of the Transfer Agent will be able to monitor all trading activity in a manner that would detect market timing.  However, the Funds, the Advisor, the Distributor and the Transfer Agent will attempt to detect and deter market timing in transactions by all Fund investors, whether directly through the Transfer Agent or through financial intermediaries.

Methods of Buying

	To Open an Account	To Add to an Account
By Telephone

You may not use telephone transactions for your initial purchase of a Fund’s shares.  If you have elected the “Telephone Exchange Option” on a Baird Fund, you may call that Fund (toll-free) at 1-866-44BAIRD to request an exchange into another Baird Fund.  See “Exchanging Shares.”

If you have completed the “Telephone Purchase Option” section of the Account Application Form, call the Funds (toll-free) at 1-866-44BAIRD to place your order.  You will then be able to move money from your bank account to your Fund account upon request.  Only bank accounts held at domestic institutions that are Automated Clearing House (“ACH”) members may be used for telephone transactions.  The minimum telephone purchase is $500.

By Mail

Make your check payable to “Baird Funds.”  Forward the check and your application to the address below.  To prevent fraud, the Funds will not accept cash, money orders, third party checks, traveler’s checks, credit card checks, starter checks or U.S. Treasury checks for the purchase of shares.  If your check is returned for any reason, a $25 fee will be assessed against your account and you will be responsible for any loss incurred by the Fund(s).  The Funds will only accept payment by cashier’s check when the cashier’s check is in excess of $10,000.

Fill out the investment stub from an account statement, or indicate the Fund name and account number on your check.  Make your check payable to “Baird Funds.”  Forward the check and stub to the address below.

By Federal Funds Wire	Forward your application to Baird Funds at the address below. Call (toll-free) 1-866-44BAIRD to obtain an account number. Wire funds using the instructions to the right.

Notify the Funds of an incoming wire by calling (toll-free) 1-866-44BAIRD.  Use the following instructions:

U.S. Bank, N.A.

777 E. Wisconsin Ave.

Milwaukee, WI 53202

ABA#:  075000022

Credit:  U.S. Bancorp Fund Services, LLC

Account #: 112-952-137

Further Credit:

(name of Fund, share class)

(name/title on the account)

(account #)

The Funds, Advisor and the Transfer Agent are not responsible for the consequences of delays resulting from the banking or Federal Reserve Wire system, or from incomplete wiring instructions.

Automatic Investment Plan

Open a Fund account with one of the other methods.  If by mail, be sure to include your checking account number on the appropriate section of your application and enclose a voided check or deposit slip with your initial purchase application.

If you did not set up an Automatic Investment Plan with your original application, call the Funds (toll-free) at 1-866-44BAIRD.  Additional investments (minimum of $500) will be taken from your checking account automatically monthly or quarterly.    If you do not have sufficient funds in your account or if your account is closed at the time of the automatic transaction, you will be assessed a $25 fee.

Through Shareholder Service Organizations	To purchase shares for another investor, call the Funds (toll-free) at 1-866-44BAIRD.	To purchase shares for another investor, call the Funds (toll-free) at 1-866-44BAIRD.
By Exchange	Call the Funds (toll-free) at 1-866-44BAIRD to obtain exchange information. See “Exchanging Shares.”	Call the Funds (toll-free) at 1-866-44BAIRD to obtain exchange information. See “Exchanging Shares.”

You should use the following addresses when sending documents by mail or by overnight delivery:

By Mail Baird Funds c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, Wisconsin 53201-0701	By Overnight Delivery Baird Funds c/o U.S. Bancorp Fund Services, LLC 615 E. Michigan Street, Third Floor Milwaukee, Wisconsin 53202

NOTE:  The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents.

Selling Shares

Methods of Selling

To Sell Some or All of Your Shares
By Telephone	Call the Funds (toll-free) at 1-866-44BAIRD to place the order. (Note: For security reasons, requests by telephone will be recorded.)
By Mail

Send a letter instructing the Funds to redeem the dollar amount or number of shares you wish to redeem.  The letter should contain the Fund’s name, the account number and the number of shares or the dollar amount of shares to be redeemed.  Be sure to have all shareholders sign the letter.  For IRA accounts, requests submitted without an election regarding tax withholding will be subject to tax withholding.

By Federal Funds Wire	Call the Funds (toll-free) at 1-866-44BAIRD to request the amount of money you want. Be sure to have all necessary information from your bank. Your bank may charge a fee to receive wired funds.
Systematic Withdrawal Plan

The Funds offer shareholders a Systematic Withdrawal Plan.  Call the Funds (toll-free) at 1-866-44BAIRD to arrange for regular monthly or quarterly fixed withdrawal payments.  The minimum payment you may receive is $50 per period.  Note that this plan may deplete your investment and affect your income or yield.

Shareholder Service Organization	Consult your account agreement for information on redeeming shares.
By Exchange	Call the Funds (toll-free) at 1-866-44BAIRD to obtain exchange information. See “Exchanging Shares” for further information.

Payment of Redemption Proceeds

You may request redemption of your shares at any time.  Your shares will be redeemed at the next NAV per share calculated after your order is received in good order by a Fund or its agents.  You may receive the proceeds in one of three ways:

1)

We can mail a check to your account’s address.  You will generally receive the proceeds within seven days after the Fund or its agent receives your request in good order.  Checks will not be forwarded by the Postal Service, so please notify us if your address has changed.

2)

We can transmit the proceeds by Electronic Funds Transfer (“EFT”) to a properly pre-authorized bank account.  The proceeds usually will arrive at your bank two banking days after we process your redemption.

3)

For a $15 fee, which will be deducted from your redemption proceeds, we can transmit the proceeds by wire to a pre-authorized bank account.  The Advisor reserves the right to waive the wire fee in limited circumstances.  The proceeds usually will arrive at your bank the first banking day after we process your redemption.

When making a redemption request, make sure your request is in good order.  “Good order” means your letter of instruction includes:

•

The name of the Fund

•

The number of shares or the dollar amount of shares to be redeemed

•

Signatures of all registered shareholders exactly as the shares are registered

•

The account number

Before selling recently purchased shares, please note that if the Transfer Agent has not yet collected payment for the shares you are selling, there may be a delay in sending the proceeds until the payment is collected, which may take up to 12 calendar days from the purchase date.  This procedure is intended to protect the Funds and their shareholders from loss.

The Transfer Agent will send redemption proceeds by wire or EFT only to the bank and account designated on the account application or in written instructions (with signatures guaranteed) subsequently received by the Transfer Agent, and only if the bank is a member of the Federal Reserve System.  If the dollar or share amount requested to be redeemed is greater than the current value of your account, your entire account balance will be redeemed.  If you choose to redeem your account in full, any Automatic Investment Plan currently in effect for the account will be terminated unless you indicate otherwise in writing and any Systematic Withdrawal Plan will be terminated.

Signature Guarantees

A signature guarantee of each owner is required to redeem shares in the following situations:

•

If you change ownership on your account

•

When you want the redemption proceeds sent to a different address than that registered on the account

•

If the proceeds are to be made payable to someone other than the account’s owner(s)

•

Any redemption transmitted by federal wire transfer to a bank other than your bank of record

•

If a change of address request has been received by the Transfer Agent within the last 15 days

•

For all redemptions of $50,000 or more from any shareholder account

Signature guarantees are designed to protect both you and the Funds from fraud.  Signature guarantees can be obtained from most banks, credit unions or saving associations, or from broker/dealers, national securities exchanges, registered securities exchanges or clearing agencies deemed eligible by the Securities and Exchange Commission (the “SEC”).  Notaries cannot provide signature guarantees.

Corporate, Trust and Other Accounts

Redemption requests from corporate, trust and institutional accounts, and executors, administrators and guardians, require documents in addition to those described above evidencing the authority of the officers, trustees or others.  In order to avoid delays in processing redemption requests for these accounts, you should call the Funds (toll-free) at 1-866-44BAIRD before making the redemption request to determine what additional documents are required.

Transfer of Ownership

In order to change the account registrant or transfer ownership of an account, additional documents will be required.  To avoid delays in processing these requests, you should call the Funds (toll-free) at 1-866-44BAIRD before making your request to determine what additional documents are required.

Exchanging Shares

You may exchange all or a portion of your investment from the same class of one Baird Fund to another.  You may also exchange between classes of a Fund or other Baird Funds if you meet the minimum investment requirements for the class you would like to exchange into.  Any new account established through an exchange will be subject to the minimum investment requirements applicable to the shares acquired.  Exchanges will be executed on the basis of the relative NAV of the shares exchanged. The exchange privilege may be exercised only in those states where the class of shares of the Fund being acquired legally may be sold.

In addition to your ability to exchange all or a portion of your investment between any of the Baird Funds, you may also exchange Fund shares for shares of a money market fund called the First American Prime Obligations Fund by sending a written exchange request to the Funds or, if you have established telephone exchange privileges, by calling (toll-free) 1-866-44BAIRD.  Shares of the First American Prime Obligations Fund are not offered by this prospectus.  Please read that prospectus before making an exchange into the First American Prime Obligations Fund.  This exchange privilege is offered as a convenience to the Funds’ shareholders.  Please note that when exchanging from a Fund to the First American Prime Obligations Fund, you will begin accruing income from the First American Prime Obligations Fund the day following the exchange.  When exchanging less than all of the balance from the First American Prime Obligations Fund to your Fund, your exchange proceeds will exclude accrued and unpaid income from the First American Prime Obligations Fund through the date of exchange.  When exchanging your entire balance from the First American Prime Obligations Fund, accrued income will automatically be exchanged into the Fund when the income is collected and paid from the First American Prime Obligations Fund at the end of the month.

An exchange is considered to be a sale of shares for federal income tax purposes on which you may realize a taxable gain or loss.

Call the Funds (toll-free) at 1-866-44BAIRD to learn more about exchanges and other Baird Funds.

More Information about the Exchange Privilege

The Funds are intended as long-term investment vehicles and not to provide a means of speculating on short-term market movements.  In addition, excessive trading can hurt a Fund’s performance and shareholders.  Therefore, each Fund may terminate, without notice, the exchange privilege of any shareholder who uses the exchange privilege excessively.  See “Your Account—Buying Shares—Market Timing Policy.”  The Funds may change or temporarily suspend the exchange privilege during unusual market conditions.

General Transaction Policies

The Funds reserve the right to:

•

Vary or waive any minimum investment requirement.

•

Refuse, change, discontinue, or temporarily suspend account services, including purchase, exchange, or telephone redemption privileges, for any reason.

•

Reject any purchase or exchange request for any reason.  Generally, a Fund does this if the purchase or exchange is disruptive to the efficient management of the Fund (due to the timing of the investment or a shareholder’s history of excessive trading).

•

Reinvest a distribution check in your account at the Fund’s then-current NAV and reinvest all subsequent distributions if you elect to receive distributions in cash and the U.S. Postal Service cannot deliver your check, or if a distribution check remains uncashed for six months.

•

Redeem all shares in your account if your balance falls below the Fund’s minimum requirements for the applicable class of shares.  If, within 60 days of a Fund’s written request, you have not increased your account balance, you may be required to redeem your shares.  The Funds will not require you to redeem shares if the value of your account drops below the investment minimum due to fluctuations of NAV.

•

Delay paying redemption proceeds for up to seven days after receiving a request, if an earlier payment could adversely affect a Fund.

•

Modify or terminate the Automatic Investment and Systematic Withdrawal Plans at any time.

•

Modify or terminate the exchange privilege after 60 days written notice to shareholders.

•

Make a “redemption in kind” (a payment in portfolio securities rather than cash) if the amount you are redeeming is in excess of the lesser of (i) $250,000 or (ii) 1% of the Fund’s assets. In such cases, you may incur brokerage costs in converting these securities to cash.

•

Reject any purchase or redemption request that does not contain all required documentation.

If you elect to have distributions from a Fund’s net investment income and/or capital gains paid in cash, the Fund will automatically reinvest all distributions under $10 in additional shares of the Fund.

If you elect telephone privileges on the account application or in a letter to the Funds, you may be responsible for any fraudulent telephone orders as long as the Funds have taken reasonable precautions to verify your identity.  In addition, once you place a telephone transaction request, it cannot be canceled or modified.

During periods of significant economic or market change, telephone transactions may be difficult to complete.  If you are unable to contact the Funds by telephone, you may also mail the requests to the Funds at the address listed under “Buying Shares.”

In an effort to decrease costs, the Funds will reduce the number of duplicate prospectuses, annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts.  Call toll-free at 1-866-44BAIRD to request individual copies of these documents.  The Funds will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

Your broker/dealer or other financial organization may establish policies that differ from those of the Funds.  For example, the organization may charge transaction fees, set higher minimum investments, or impose certain limitations on buying or selling shares in addition to those identified in this prospectus.  Contact your broker/dealer or other financial organization for details.

Portfolio Holdings Disclosure Policy

The Funds file their portfolio holdings as of the end of the first and third fiscal quarters with the SEC on Form N-Q within 60 days after the end of the quarter, and file their portfolio holdings as of the end of the second and fourth fiscal quarters with the SEC on Form N-CSR within 10 days after mailing their annual and semi-annual reports to shareholders.  A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the SAI.

Distributions and Taxes

Distributions

Each Fund makes distributions to its shareholders from the Fund’s net investment income and any realized net capital gains.

Distributions from the Fund’s net investment income are declared and paid monthly.  Capital gains, if any, are generally distributed once a year.  It is expected that each Fund’s distributions will be primarily distributions of net investment income.

Each share class determines its net investment income and capital gains distributions in the same manner. However, because Investor Class shares have Rule 12b-1 distribution fees, distributions of net investment income paid to Investor Class shareholders will be lower per share than those paid to Institutional Class shareholders.

All of your distributions (both from the Fund’s net investment income and capital gains) with respect to a particular Fund will be reinvested in additional shares of the same class unless you instruct otherwise on your account application or have redeemed all shares you held in the Fund.  In such cases, distributions from both the Fund’s net investment income and capital gains will be paid in cash, unless the distribution is less than $10, in which case the distribution will be invested in additional Fund shares (provided you have not redeemed all your shares in the Fund).

Taxation

Tax-Exempt Distributions

The Intermediate Municipal Bond Fund intends to make tax-exempt distributions to shareholders of income from interest earned on qualifying municipal obligations.  However, the Fund may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax.  Income exempt from federal tax may be subject to state and local income tax.  If you are subject to the federal alternative minimum tax (“AMT”), you may have to pay federal tax on a portion of your distributions from tax-exempt income.  You may also be subject to tax on any capital gain realized by this Fund.  Shareholders will be advised annually as to the federal tax status of exempt-interest dividends made by the Fund for the preceding year.

Taxable Distributions

Distributions from interest earned on securities held by the Intermediate Bond Fund, Core Plus Bond Fund, Aggregate Bond Fund and Short-Term Bond Fund are taxable to most investors (unless your investment is in an IRA or other tax-advantaged account) regardless of whether the distributions are received in cash or reinvested in Fund shares.  Distributions paid by a Fund (including the Intermediate Municipal Bond Fund) out of the Fund’s net investment income (which includes dividends, interest, net short-term capital gains and net gains from foreign currency transactions), if any, generally are taxable to the Fund’s shareholders as ordinary income, except to the extent any of the dividends are “qualified dividends,” as described below.  Distributions from a Fund’s net investment income may be eligible for the corporate dividends-received deduction.

To the extent that a Fund distributes “qualified dividend” income to its shareholders, the receipt of such income may be eligible for the reduced rate of tax applicable to non-corporate shareholders on net long-term capital gains.  If a Fund has gross income (excluding net capital gains) of which more than 95% was qualified dividends, all of that Fund’s distributions attributable to net investment income will be eligible for the lower rates on qualified dividends.  Certain holding period requirements also must be satisfied by both a Fund and the shareholder to obtain qualified dividend treatment.  Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) are generally taxable as long-term capital gains whether reinvested in additional Fund shares or received in cash and regardless of the length of time a shareholder has owned Fund shares.

A distribution from a Fund’s net investment income or capital gains declared by the Fund in October, November or December but paid during January of the following year will be considered to be paid on December 31 of the year it was declared.

If the value of shares is reduced below a shareholder’s cost as a result of a distribution by a Fund, the distribution will be taxable even though it, in effect, represents a return of invested capital.  Investors considering buying shares just prior to a distribution of a Fund’s net investment income or capital gains should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, those who purchase just prior to the record date for a distribution may receive a distribution which will be taxable to them.

Shareholders will be advised annually as to the federal tax status of all distributions made by each Fund for the preceding year.  Distributions by the Funds may also be subject to state and local taxes.  Please note that distributions of both net investment income and capital gains are taxable even if reinvested.

Shareholders that sell, exchange or redeem shares generally will have a capital gain or loss from the sale, redemption or exchange.  The amount of the gain or loss and the rate of tax will depend mainly upon the amount paid for the shares, the amount received from the sale, exchange or redemption, and how long the shares were held by a shareholder.

Additional tax information may be found in the SAI.  Because everyone’s tax situation is unique, always consult your tax professional about federal, state and local tax consequences of an investment in the Funds.

Taxable Investments

The Intermediate Municipal Bond Fund may invest up to 20% of its net assets in U.S. government and corporate bonds, and other debt securities that are of the same quality as the Fund’s investments in municipal bonds.  These bonds produce income taxable for federal purposes, unlike municipal bonds which generally provide income exempt from federal income tax.

If You Are Subject to the Alternative Minimum Tax

The Intermediate Municipal Bond Fund may invest up to 20% of its net assets in municipal obligations whose interest is a tax-preference item for purposes of the AMT.  If you are subject to the AMT, a portion of the Fund’s distributions to you may not be exempt from federal income tax.  If this is the case, the Fund’s net return to you may be lower.

For More Information

You can find more information about the Funds in the following documents:

Statement of Additional Information (SAI)

The SAI contains details about the investments and techniques of the Funds and certain other additional information.  A current SAI is on file with the SEC and is incorporated into this prospectus by reference.  This means that the SAI is legally considered a part of this prospectus even though it is not physically within this prospectus.

Annual and Semi-Annual Reports

The Funds’ annual and semi-annual reports provide information regarding the Funds’ financial reports and portfolio holdings.  The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during the Funds’ last fiscal year.

You can obtain a free copy of these documents, request other information, or make general inquiries about the Funds by calling the Funds (toll-free) at 1-866-44BAIRD or by writing to:

Baird Funds

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701

The SAI and the annual and semi-annual reports are also available, free of charge, on the Funds’ website at http://www.bairdfunds.com.

You may write to the SEC Public Reference Room at the regular mailing address or the e-mail address below and ask them to mail you information about the Funds, including the SAI.  They will charge you a fee for this duplicating service.  You can also visit the SEC Public Reference Room and review and copy documents while you are there.  For more information about the operation of the Public Reference Room, call the SEC at the telephone number below.

Public Reference Section

Securities and Exchange Commission

Washington, D.C. 20549-0102

publicinfo@sec.gov

1-202-942-8090

Reports and other information about the Funds are also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.

1940 Act File No. 811-09997

BAIRD FUNDS, INC.

Prospectus

May 1, 2005

Baird LargeCap Fund

Baird MidCap Fund
Baird SmallCap Fund

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

Risk/Return Summary	3
Investment Objectives	3
Principal Investment Strategies	3
Principal Risks	6
Who May Want to Invest in the Funds	7
Performance Information	7
Fees and Expenses of the Funds	10
Management of the Funds	11
The Advisor	11
The Investment Management Team	12
Historical Performance Information of the Advisor for Similar Accounts	13
Financial Highlights	14
Your Account	19
Distribution of Shares	19
Description of Classes	19
Share Price	20
Buying Shares	20
Selling Shares	24
Exchanging Shares	25
General Transaction Policies	26
Portfolio Holdings Disclosure Policy	27
Distributions and Taxes	28
Distributions	28
Taxation	28
For More Information	Back Cover

Risk/Return Summary

This prospectus describes the Baird LargeCap Fund, Baird MidCap Fund and Baird SmallCap Fund (each, a “Fund” and collectively, the “Funds”), three investment portfolios offered by Baird Funds, Inc. (the “Company”).

Investment Objectives

LargeCap Fund

The investment objective of the LargeCap Fund is to seek long-term growth of capital.  Dividend income is a secondary consideration.

MidCap Fund

The investment objective of the MidCap Fund is to seek long-term growth of capital.

SmallCap Fund

The investment objective of the SmallCap Fund is to seek long-term growth of capital.

Principal Investment Strategies

LargeCap Fund

To achieve its investment objective, the Fund invests, under normal circumstances, at least 80% of its net assets in the equity securities of large-capitalization companies, principally common stocks, preferred stocks and securities convertible into common stocks of U.S. issuers, including foreign issuers that are directly traded in the United States.  The Fund may also invest a combined total of up to 15% of its total assets in American Depositary Receipts (“ADRs”) and mid-capitalization companies.  ADRs are receipts generally issued by U.S. banks or trust companies evidencing ownership of the underlying foreign securities and denominated in U.S. dollars.  The Fund defines large-capitalization companies as those companies with a market capitalization in excess of $5 billion at the time of investment.  The Fund defines mid-capitalization companies as those companies with a market capitalization substantially similar to that of companies in the Standard & Poor’s MidCap 400 Index (the “S&P MidCap 400 Index”) at the time of investment.

When analyzing equity securities to be purchased by the Fund, Robert W. Baird & Co. Incorporated (the “Advisor”) emphasizes a company’s growth prospects.  The Advisor considers growth companies to be those that have projected earnings and projected dividend growth rates, when applicable, that exceed those of the Standard & Poor’s 500 Index (the “S&P 500 Index”).  The Fund’s investments are selected using a variety of both quantitative techniques and fundamental research in seeking to maximize the Fund’s expected return while controlling risk.  The Fund seeks a portfolio comprised of companies with a number of the following attributes:

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Experienced management;

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Leadership positions in their markets;

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A strong balance sheet;

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A consistent history of earnings stability and growth;

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Proprietary products, processes and/or services; and

•

Realistic growth strategies.

The Advisor applies the following strategies when purchasing securities for the Fund’s portfolio:

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Intentionally avoiding short-term trading strategies and rapid shifts in industry positions.

•

Setting sector limits of the greater of 30% of the Fund’s total assets or double the weighting of the S&P 500 Index in any one sector.  The Fund may invest more than this limit in companies involved in the production of non-durable consumer and health care products.  Thus, the Fund may be heavily invested in a single sector.  However, one sector, such as health care, may include numerous subsectors or industries, such as managed-care organizations and home health-care/sub-acute care.  Industries in the sector of medical devices/hospital supplies may include research reagents/instrumentations, ophthalmology, and imaging.  The Fund may be concentrated in one sector, while being diversified among several industries.

•

Typically holding the securities of less than 50 companies with exposure to approximately 20 industries.

•

Investing at least 80% of the Fund’s total assets in securities of companies that the Advisor believes are financially sound, are leaders in their respective industries, and have a historical record of consistent growth and stability of earnings and dividends.

MidCap Fund

To achieve its investment objective, the Fund invests, under normal circumstances, at least 80% of its net assets in the equity securities of mid-capitalization companies, principally common stocks, preferred stocks and securities convertible into common stocks of U.S. issuers, including foreign issuers that are directly traded in the United States.  The Fund may also invest up to 15% of its total assets in ADRs related to mid-capitalization companies.  The Fund defines mid-capitalization companies as those companies with a market capitalization substantially similar to that of companies in the S&P MidCap 400 Index at the time of investment.

When analyzing equity securities to be purchased by the Fund, the Advisor emphasizes a company’s growth prospects.  The Advisor considers growth companies to be those that have projected earnings growth rates that exceed those of the S&P MidCap 400 Index.  The Fund’s investments are selected using a variety of both quantitative techniques and fundamental research in seeking to maximize the Fund’s expected return while controlling risk.  The Fund seeks a portfolio comprised of companies with one or more of the following attributes:

•

Experienced management;

•

Leadership positions in their markets;

•

A strong balance sheet;

•

Proprietary products, processes and/or services; and

•

Realistic growth strategies.

The Advisor applies the following strategies when purchasing securities for the Fund’s portfolio:

•

Setting sector limits of the greater of 30% of the Fund’s total assets or double the weighting of the S&P MidCap 400 Index in any one sector.  Thus, the Fund may be heavily invested in a single sector.  However, one sector, such as health care, may include numerous subsectors or industries, such as managed-care organizations and home health-care/sub-acute care.  Industries in the sector of medical devices/hospital supplies may include research reagents/instrumentations, ophthalmology, and imaging.  The Fund may be concentrated in one sector, while being diversified among several industries.

•

Typically holding the securities of less than 100 companies.

•

Seeking securities whose growth prospects, in the Advisor’s opinion, are not reflected in their current stock prices.

•

Limiting the size of any one new position.  No security will represent more than 5% of the Fund’s total assets at the time of purchase.

SmallCap Fund

To achieve its investment objective, the Fund invests, under normal circumstances, at least 80% of its net assets in the equity securities of small-capitalization companies, principally common stocks, preferred stocks and securities convertible into common stocks of U.S. issuers, including foreign issuers that are directly traded in the United States.  The Fund may also invest up to 15% of its total assets in ADRs related to small-capitalization companies.  The Fund defines small-capitalization companies as those companies with a market capitalization within the range of companies in the Standard & Poor’s Small Cap 600 Index (the “S&P 600 Index”) at the time of investment.

When analyzing equity securities to be purchased by the Fund, the Advisor emphasizes a company’s growth prospects.  The Advisor considers growth companies to be those that have projected earnings growth rates that exceed those of the S&P 600 Index.  The Fund’s investments are selected using a variety of both quantitative techniques and fundamental research in seeking to maximize the Fund’s expected return while controlling risk.  The Fund seeks a portfolio comprised of companies with one or more of the following attributes:

•

Experienced management;

•

Leadership positions in their markets;

•

A strong balance sheet;

•

Proprietary products, processes and/or services; and

•

Realistic growth strategies.

The Advisor applies the following strategies when purchasing securities for the Fund’s portfolio:

•

Intentionally avoiding short-term trading strategies and rapid shifts in industry positions.

•

Setting sector limits of the greater of 30% of the Fund’s total assets or double the weighting of the S&P 600 Index in any one sector.  However, one sector, such as health care, may include numerous subsectors or industries, such as managed-care organizations and home health-care/sub-acute care.  Industries in the sector of medical devices/hospital supplies may include research reagents/instrumentations, ophthalmology, and imaging.  The Fund may be concentrated in one sector, while being diversified among several industries.

•

Typically holding the securities of less than 50 companies with exposure to approximately 20 industries.

•

Seeking securities whose growth prospects, in the Advisor’s opinion, are not reflected in their current stock prices.

•

Limiting the size of any one new position.  No security will represent more than 5% of the Fund’s total assets at the time of purchase.

For all three Funds, the Advisor may sell a security due to achievement of valuation targets, significant change in the initial investment premise or fundamental deterioration.  Fundamental deterioration occurs when a company is no longer able to achieve the results generally expected by the investment management team due to a specific issue, such as a loss of a key customer or pricing pressure in the industry.

Each Fund will provide its shareholders with at least 60 days’ prior notice of any change in such Fund’s policy to invest at least 80% of its assets in the types of securities suggested by its name.

Cash or Similar Investments; Temporary Strategies

Under normal market conditions, each Fund may invest up to 20% of its net assets in cash or similar short-term, investment grade securities such as U.S. government securities, repurchase agreements, commercial paper or certificates of deposit.  In addition, each Fund may invest up to 100% of its total assets in cash or short-term, investment grade securities as a temporary defensive position during adverse market, economic or political conditions and in other limited circumstances.  To the extent a Fund engages in any temporary strategies or maintains a substantial cash position, the Fund may not achieve its investment objective.

Investment Grade Securities are: Securities rated in one of the four highest categories by Standard & Poor’s, Moody’s, Fitch Ratings or another nationally recognized statistical rating organization.

Principal Risks

The main risks of investing in each of the Funds are:

Stock Market Risks

Equity security prices vary and may fall, thus reducing the value of a Fund’s investments.  Certain stocks selected for a Fund’s portfolio may decline in value more than the overall stock market.  In general, the securities of mid-capitalization or small-capitalization businesses have exhibited somewhat more volatility than those of larger, more established businesses.

Growth-Style Investing Risks

Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions.  Because each Fund focuses on growth-style stocks, a Fund’s performance may at times be better or worse than the performance of funds that focus on other types of stocks or that have a broader investment style.  In recent years, growth stocks have been characterized by high price-to-earnings ratios, which can be more volatile than stocks with lower price-to-earnings ratios.

Management Risks

The Advisor’s judgments about the attractiveness, value and potential appreciation of particular companies’ stocks may prove to be incorrect.

Capitalization Risks

The SmallCap Fund and MidCap Fund invest primarily in small-capitalization and mid-capitalization stocks, respectively, which are often more volatile and less liquid than investments in larger companies.  The frequency and volume of trading in securities of smaller and mid-size companies may be substantially less than is typical of larger companies.  Therefore, the securities of smaller and mid-size companies may be subject to greater and more abrupt price fluctuations.  In addition, smaller and mid-size companies may lack the management experience, financial resources and product diversification of larger companies, making them more susceptible to market pressures and business failure.  You should expect that the value of the SmallCap and MidCap Funds’ shares will be more volatile than the value of shares in a fund that invests primarily in large-capitalization companies.

The Funds cannot guarantee that they will achieve their respective investment objectives.  You should be aware that you may lose money by investing in the Funds.

Who May Want to Invest in the Funds

These Funds may be appropriate for investors who:

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Wish to invest for the long-term;

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Want to realize capital appreciation on investments in equity securities;

•

Are looking for an equity component to complete their portfolio;

•

Are willing to assume the risk of investing in equity securities; and

•

Have long-term goals such as planning for retirement.

These Funds are not appropriate for investors that have short-term financial goals.

Before investing in a Fund, you should carefully consider:

•

Your own investment goals;

•

The amount of time you are willing to leave your money invested; and

•

The amount of risk you are willing to take.

Performance Information

The performance information that follows gives some indication of how each Fund’s performance can vary.  Performance information is not included for the SmallCap Fund because, as of December 31, 2004, the Fund had not been in operation for a full calendar year.  The bar charts indicate the risks of investing in the Funds by showing the performance of each Fund from year to year (on a calendar year basis).  The tables show each Fund’s average annual returns compared to broad-based securities market indices.  The information shown assumes reinvestment of dividends and distributions.

The after-tax returns for the Institutional Class shares of the Funds shown in the tables are intended to show the impact of assumed federal income taxes on an investment in the Funds.  The “Return After Taxes on Distributions” shows the effect of taxable distributions (dividends and capital gains distributions), but assumes that you still hold Fund shares at the end of the period.  The “Return After Taxes on Distributions and Sale of Fund Shares” shows the effect of both taxable distributions and any taxable gain or loss that would be realized if Fund shares were sold at the end of the specified period.  The after tax returns are calculated using the highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes.  For 2004, the highest ordinary income and short-term gain rate was 35% and the highest long-term gain rate was 15%.  In certain cases, the “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period.  This will occur when a capital loss is realized upon the sale of Fund shares and provides an assumed tax benefit that increases the return.  Your actual after-tax returns depend on your tax situation and may differ from those shown.  The after-tax returns are not relevant if you hold your Fund shares through a tax-deferred account, such as a 401(k) plan or an individual retirement account (“IRA”).  After-tax returns for the Investor Class shares of the Funds will vary from those shown for the Institutional Class shares.  Please remember that a Fund’s past performance (before and after taxes) does not reflect how the Fund may perform in the future.

LargeCap Fund

Institutional Class*

Calendar Year Returns as of 12/31

*Please note that the Institutional Class has a lower level of expenses than the Investor Class.  If the returns for the Investor Class were shown, the returns would have been lower.  See “Fees and Expenses of the Funds.”

Best quarter:	4th quarter 2001	13.95%
Worst quarter:	2nd quarter 2002	-17.02%

Average Annual Total Returns as of December 31, 2004	1 Year	Since Inception(1)
LargeCap Fund
Institutional Class
Return Before Taxes	5.21%	-4.44%
Return After Taxes on Distributions	5.11%	-4.50%
Return After Taxes on Distributions and Sale of Fund Shares	3.53%	-3.75%
Investor Class
Return Before Taxes	5.00%	-4.70%

S&P 500 Index(2)	10.88%	-2.37%

Russell 1000 Growth Index(3)	6.30%	-10.55%

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(1) The returns shown are since the Fund’s inception date, September 29, 2000 (commencement of operations).

(2) The S&P 500 Index is an unmanaged, market-value weighted index of 500 stocks chosen by Standard & Poor’s on the basis of market size, liquidity and industry group representation.  The S&P 500 Index is one of the most widely used benchmarks of U.S. equity performance.  The Index does not reflect any deduction for fees, expenses or taxes.  A direct investment in an index is not possible.

(3) The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.  The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth rates.  The Russell 3000 Index is comprised of the 3,000 largest U.S. domiciled publicly-traded common stocks by market capitalization representing approximately 98% of the U.S. publicly traded equity market.  These indices do not reflect any deduction for fees, expenses or taxes.  A direct investment in an index is not possible.

MidCap Fund

Institutional Class*

Calendar Year Returns as of 12/31

*Please note that the Institutional Class has a lower level of expenses than the Investor Class.  If the returns for the Investor Class were shown, the returns would have been lower.  See “Fees and Expenses of the Funds.”

Best quarter:	4th quarter 2001	16.05%
Worst quarter:	3rd quarter 2001	-16.31%

Average Annual Total Returns as of December 31, 2004	1 Year	Since Inception(1)
MidCap Fund
Institutional Class
Return Before Taxes	12.44%	2.24%
Return After Taxes on Distributions	12.41%	2.24%
Return After Taxes on Distributions and Sale of Fund Shares	8.12%	1.92%
Investor Class
Return Before Taxes	12.32%	2.03%

S&P MidCap 400 Index (2)	16.48%	7.12%

Russell Midcap Growth Index(3)	15.48%	-1.78%

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(1) The returns shown are since the Fund’s inception date December 29, 2000 (commencement of operations).

(2)  The S&P MidCap 400 Index is an unmanaged, market-value weighted index of 400 mid-cap stocks chosen by Standard & Poor’s on the basis of market size, liquidity and industry group representation.  The Index does not reflect any deduction for fees, expenses or taxes.  A direct investment in an index is not possible.

(3) The Russell Midcap Index consists of the 800 smallest companies in the Russell 1000 Index, which represent approximately 24% of the total market capitalization of the Russell 1000 Index.  The Russell Midcap Growth Index measures the performance of those companies in the Russell Midcap Index with higher price-to-book ratios and higher forecasted growth rates.  These indices do not reflect any deduction for fees, expenses or taxes.  A direct investment in an index is not possible.

Fees and Expenses of the Funds

This table describes the fees and expenses that you may pay if you buy and hold Investor Class shares or Institutional Class shares of the Funds.

Shareholder Fees

(fees paid directly from your investment)

The shares of the Funds are no-load, so you pay no sales charges (loads) to buy or sell shares.*

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets; as a percent of average net assets)

	LargeCap Investor Class Shares	LargeCap Institutional Class Shares	MidCap Investor Class Shares	MidCap Institutional Class Shares	SmallCap Investor Class Shares	SmallCap Institutional Class Shares
Management Fees	0.65%	0.65%	0.75%	0.75%	0.85%	0.85%
Distribution and Service (12b-1) Fees(1)	0.25%	None	0.25%	None	0.25%	None
Other Expenses(2)	0.28%	0.28%	0.30%	0.30%	1.04%	1.04%
Total Annual Fund Operating Expenses(3)	1.18%	0.93%	1.30%	1.05%	2.14%	1.89%
Less Expense Reimbursement	-0.18%	-0.18%	-0.20%	-0.20%	-0.94%	-0.94%
Net Annual Fund Operating Expenses	1.00%	0.75%	1.10%	0.85%	1.20%	0.95%

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*

The Funds will charge a $15 fee for wire transfers of redemption proceeds.  The wire transfer fee may be waived in limited circumstances.  See “Payment of Redemption Proceeds.”

(1)

Because each Fund pays 12b-1 distribution fees for its Investor Class shares, which are based upon the Fund’s assets attributable to the Investor Class, if you own Investor Class shares of a Fund for a long period of time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

(2)

“Other Expenses” are based on amounts incurred during the last fiscal period and include custodian, administration, transfer agency and other customary Fund expenses.

(3)

The Advisor has contractually agreed to limit the LargeCap, MidCap and SmallCap Funds’ Total Annual Fund Operating Expenses to 1.00%, 1.10% and 1.20%, respectively, of average daily net assets for the Investor Class shares and 0.75%, 0.85% and 0.95%, respectively, of average daily net assets for the Institutional Class shares of the Funds, at least through December 31, 2005.  The Advisor can recapture any expenses or fees it has waived or reimbursed within a three-year period if the expense ratios in those future years are less than the limits specified above and less than the limits in effect at that future time.  However, the Funds are not obligated to pay any such waived fees more than three years after the end of the fiscal year in which the fees were waived or reimbursed.

Example

The following example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds.

The example assumes that:

•

You invest $10,000 in a Fund for the time periods indicated;

•

You redeem all of your shares at the end of those periods;

•

Your investment has a 5% return each year;

•

Your dividends and distributions have been reinvested; and

•

The Fund’s operating expenses remain the same.

Please note that the one-year numbers below are based on the Funds’ net expenses resulting from the expense limitation agreement described above.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
LargeCap Fund – Investor Class Shares	$102	$357	$632	$1,416
LargeCap Fund – Institutional Class Shares	$77	$278	$497	$1,127
MidCap Fund – Investor Class Shares	$112	$392	$694	$1,550
MidCap Fund – Institutional Class Shares	$87	$314	$560	$1,265
SmallCap Fund – Investor Class Shares	$122	$579	N/A	N/A
SmallCap Fund – Institutional Class Shares	$97	$503	N/A	N/A

Management of the Funds

The Advisor

Robert W. Baird & Co. Incorporated, subject to the general supervision of the Company’s Board of Directors, is responsible for the day-to-day management of the Funds in accordance with each Fund’s respective investment objective and policies.  This includes making investment decisions, and buying and selling securities.  For its services, the Advisor receives an annual fee of 0.65%, 0.75% and 0.85% of the average daily net assets of the LargeCap Fund, MidCap Fund and SmallCap Fund, respectively.  The advisory fee is accrued daily and paid monthly.  However, the Advisor has contractually agreed to waive its fees and/or reimburse each Fund’s operating expenses at least through December 31, 2005 to the extent necessary to ensure that the total operating expenses, excluding taxes, interest and brokerage commissions (on an annual basis) do not exceed:

•

1.00% of the Investor Class’s average daily net assets and 0.75% of the Institutional Class’s average daily net assets for the LargeCap Fund;

•

1.10% of the Investor Class’s average daily net assets and 0.85% of the Institutional Class’s average daily net assets for the MidCap Fund; and

•

1.20% of the Investor Class’s average daily net assets and 0.95% of the Institutional Class’s average daily net assets for the SmallCap Fund.

The Advisor is permitted to recoup the fees waived and/or expenses paid within a three-year period to the extent of the expense limitation.  Any waivers or reimbursements have the effect of lowering the overall expense ratio for the applicable Fund and increasing the overall return to investors at the time any such amounts are waived and/or reimbursed.

After expense waivers, the advisory fee paid to the Advisor for the fiscal period ended December 31, 2004 was equal to 0.47% of the LargeCap Fund’s average daily net assets and 0.55% of the MidCap Fund’s average daily net assets.  The Advisor waived its entire advisory fee with respect to the SmallCap Fund for the fiscal period ended December 31, 2004.

The Advisor was founded in 1919 and has its main office at 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.  The Advisor provides investment management services for individuals and institutional clients including pension and profit sharing plans.  As of December 31, 2004, the Advisor had over $13 billion in assets under management.

The Investment Management Team

The individuals listed below are members of the Advisor’s investment management team that manages the Funds’ investments.  No member of the investment management team is solely responsible for making recommendations for portfolio purchases and sales.  Each Fund’s co-managers jointly review and approve the analysts’ recommendations and make the final buy and sell decisions for the Fund upon approval of a majority of the co-managers.  The investment management team is supported by a staff of research analysts, traders and other investment professionals.

The Funds’ Statement of Additional Information (“SAI”) provides additional information about the members of the investment management team, including other accounts they manage, their ownership of Fund shares and their compensation.

Robinson Bosworth III

Mr. Bosworth co-manages the LargeCap Fund.  He is a Managing Director and Senior Portfolio Manager of the Advisor.  He served as Chief Investment Officer of Baird Investment Management, a department of the Advisor, from its inception in 1971 to January 2004.  Prior to joining the Advisor, he worked as a security analyst at Stein Roe & Farnham in Chicago and Standard & Poor’s Corporation in New York, NY.  He earned an M.B.A. from The Amos Tuck School of Business Administration at Dartmouth College and a B.A. degree in Economics from Amherst College.

David W. Bowman, CFA

Mr. Bowman co-manages the LargeCap Fund.  He is a Senior Vice President and Senior Portfolio Manager of the Advisor.  He joined Baird Investment Management in 1995.  Prior to joining the Advisor, he spent 18 years at an independent, Milwaukee-area money management firm.  As a Principal and Vice President there, Mr. Bowman had substantial research responsibilities in addition to portfolio management and systems duties.  He holds a degree in Finance, Investments and Banking from the University of Wisconsin-Milwaukee, and earned the Chartered Financial Analyst designation in 1981.

Richard A. Burling, CFA

Mr. Burling co-manages the LargeCap Fund.  He is a Senior Vice President and Senior Portfolio Manager of the Advisor.  He joined Baird Investment Management in 2001.  Prior to joining the Advisor, he spent 14 years with Firstar Investment Research & Management Company, LLC (“FIRMCO”), most recently serving as Senior Vice President and Senior Portfolio Manager.  He also served as a member of FIRMCO’s Investment Policy Committee from February 2000 to March 2001.  Mr. Burling received his B.A. from Northwestern University in 1980 and his M.B.A. from the University of Wisconsin-Madison in 1982.  He earned the Chartered Financial Analyst designation in 1989.

Joel D. Vrabel, CFA

Mr. Vrabel co-manages the LargeCap Fund.  He is a Senior Vice President and Senior Portfolio Manager of the Advisor.  He joined Baird Investment Management in 1995.  Prior to joining the Advisor, he spent ten years as a Principal and Vice President of a $3 billion west coast investment management organization, and with an independent, Wisconsin-based investment advisory firm.  During the preceding 13 years, he served in the capacity of Chief Equity Investment Officer and Portfolio Manager at National Investment Services of America.  He holds B.B.A. and M.B.A. degrees from the University of Wisconsin-Milwaukee, and earned the Chartered Financial Analyst designation in 1977.

J. Bary Morgan, CFA

Mr. Morgan co-manages the LargeCap Fund and MidCap Fund.  He is a Managing Director and Senior Portfolio Manager of the Advisor and Chief Investment Officer of Baird Investment Management.  He joined Baird Investment Management in 1992.  He concentrated his undergraduate studies in finance and accounting, earning a B.S. degree in Finance from Louisiana Tech University.  Mr. Morgan attended the Indiana University Graduate School of Business and received an M.B.A.  He earned the Chartered Financial Analyst designation in 1995.

Charles F. Severson, CFA

Mr. Severson co-manages the MidCap Fund and SmallCap Fund.  He is a Senior Vice President and Senior Portfolio Manager of the Advisor.  He joined the Advisor in 1987 as an Institutional Salesman.  In 1991, Mr. Severson joined Baird Investment Management as a Portfolio Manager.  He has a B.B.A. degree in Accounting and Finance and a M.S. degree in Finance from the University of Wisconsin-Madison.  He earned the Chartered Financial Analyst designation in 1990.

Greg P. Edwards, CFA

Mr. Edwards co-manages the MidCap Fund and SmallCap Fund.  He is a Vice President and Portfolio Manager of the Advisor.  He joined Baird Investment Management in December 2003.  Prior to joining the Advisor, he was an equity analyst at Blackrock Financial Management in Wilmington, DE for three years.  Before joining Blackrock, Mr. Edwards was an equity analyst for three years at Pilgrim Baxter & Associates in Wayne, PA.  He earned a B.B.A. in Finance, Marketing and Transportation in 1992 and a M.S. in Finance in 1997, both from the University of Wisconsin-Madison where he was a graduate of the Applied Security Analysis Program.  Mr. Edwards earned the Chartered Financial Analyst designation in 2000.

Historical Performance Information of the Advisor for Similar Accounts

The following tables set forth the historical composite performance data for all actual, fee-paying, discretionary equity accounts that have investment objectives, policies, strategies and risks substantially similar to those of the MidCap Fund (the “MidCap Accounts”) and SmallCap Fund (the “SmallCap Accounts”), managed by the Advisor for the periods indicated.  The MidCap Accounts represented assets of $183.7 million and the SmallCap Accounts represented assets of $37.2 million as of December 31, 2004.

PERFORMANCE OF THE MIDCAP AND SMALLCAP ACCOUNTS IS HISTORICAL AND DOES NOT REPRESENT THE FUTURE PERFORMANCE OF THE MIDCAP AND SMALLCAP FUNDS OR OF THE ADVISOR.

All returns presented were calculated on a total return basis and include all dividends and interest, accrued income, and realized and unrealized gains and losses.  All returns presented below reflect the deduction of the MidCap and SmallCap Funds’ Institutional Class total annual fund operating expenses, before the Advisor’s contractual fee waiver and/or expense reimbursement, as set forth under the heading “Fees and Expenses of the Funds.”  Securities transactions are accounted for on the trade date and accrual accounting is utilized.  Cash and cash equivalents are included in performance returns.  The composite’s returns are calculated on a time-weighted basis.  Leverage has not been used in the MidCap and SmallCap Accounts.  The MidCap and SmallCap Accounts are not subject to the diversification requirements, tax restrictions or investment limitations imposed on the MidCap and SmallCap Funds by the Investment Company Act of 1940, as amended, or Subchapter M of the Internal Revenue Code.  Consequently, the performance results of the MidCap and SmallCap Accounts could have been adversely affected if they had been regulated under the federal securities and tax laws.  The investment results of the composites presented below are unaudited and are not intended to predict or suggest the future returns of the MidCap and SmallCap Funds.  All returns presented were calculated in accordance with the standards specified by the Association for Investment Management and Research (“AIMR”).  AIMR standards for calculation of total return differ from the standards required by the Securities and Exchange Commission (the “SEC”) for calculation of average annual total return.

MidCap Accounts

Periods Ended 12/31/04	MidCap Accounts Composite	S&P MidCap 400 Index(1)	Russell Midcap Growth Index(2)
Average Annual Total Returns
1 year	12.43%	16.50%	15.48%
5 years	6.52%	9.54%	-3.36%
10 years	14.91%	16.10%	11.23%
Since Inception (06/30/93) through 12/31/04)(3)	13.55%	14.24%	10.42%

(1)  The S&P MidCap 400 Index is an unmanaged, market-value weighted index of 400 mid-cap stocks chosen by Standard & Poor’s on the basis of market size, liquidity and industry group representation.  The Index does not reflect any deduction for fees, expenses or taxes.  A direct investment in an index is not possible.

(2)  The Russell Midcap Index consists of the 800 smallest companies in the Russell 1000 Index, which represent approximately 24% of the total market capitalization of the Russell 1000 Index.  The Russell Midcap Growth Index measures the performance of those companies in the Russell Midcap Index with higher price-to-book ratios and higher forecasted growth rates.  These indices do not reflect any deduction for fees, expenses or taxes.  A direct investment in an index is not possible.

(3)  The MidCap Composite began on June 30, 1993.

SmallCap Accounts

Periods Ended 12/31/04	SmallCap Accounts Composite	S&P 600 Index(1)	Russell 2000 Growth Index(2)
Average Annual Total Returns
1 year	10.50%	22.65%	14.31%
3 years	8.10%	13.27%	5.79%
Since Inception (1/1/01 through 12/31/04)(3)	6.71%	14.40%	1.82%

(1)  The S&P 600 Index is an unmanaged, market-value weighted index of 600 small-capitalization common stocks chosen by Standard & Poor’s on the basis of market size, liquidity and industry characteristics.  The Index does not reflect any deduction for fees, expenses or taxes.  A direct investment in an index is not possible.

(2)  The Russell 2000 Index consists of the 2,000 smallest U.S. domiciled publicly-traded common stocks that are included in the Russell 3000 Index.  These common stocks represent approximately 8% of the U.S. equity market.  The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth rates.  These indices do not reflect any deduction for fees, expenses or taxes.  A direct investment in an index is not possible.

(3)  The SmallCap Composite began on January 1, 2001.

Financial Highlights

The financial highlights table is intended to help you understand each Fund’s financial performance for the Fund’s shares for the period from the Fund’s commencement of operations through December 31, 2004.  Certain information reflects financial results for a single Fund share.  The total returns presented in the table represent the rate that an investor would have earned or lost on an investment in the Fund for the stated periods (assuming reinvestment of all dividends and distributions).  This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund’s financial statements, is included in the Funds’ annual report, which is available upon request.

	Baird LargeCap Fund
	Institutional Class Shares Year Ended December 31, 2004		Institutional Class Shares Year Ended December 31, 2003		Institutional Class Shares Year Ended December 31, 2002		Institutional Class Shares Year Ended December 31, 2001		Institutional Class Shares September 29, 2000(1) through December 31, 2000		Investor Class Shares Year Ended December 31, 2004		Investor Class Shares Year Ended December 31, 2003		Investor Class Shares Year Ended December 31, 2002		Investor Class Shares Year Ended December 31, 2001		InvestorClass Shares September 29, 2000(1) through December 31, 2000
Per Share Data:
Net asset value, beginning of period	$7.78		$6.41		$8.63		$9.58		$10.00		$7.75		$6.40		$8.61		$9.57		$10.00
Income from investment operations:
Net investment income (loss)	0.06	(2)	0.02		0.02		0.01		0.00	(3)	0.04	(2)	0.01		(0.00)	(3)	(0.01)		(0.00)	(3)
Net realized and unrealized gains (losses) on investments	0.35		1.37		(2.22)		(0.95)		(0.42)		0.35		1.35		(2.21)		(0.95)		(0.43)
Total from investment	0.41		1.39		(2.20)		(0.94)		(0.42)		0.39		1.36		(2.21)		(0.96)		(0.43)
operations
Less distributions:
Dividends from net investment	(0.06)		(0.02)		(0.02)		(0.01)		(0.00)	(3)	(0.05)		(0.01)		(0.00)	(3)	―		―
income
Distributions from net realized	―		―		―		―		(0.00)	(3)	―		―		―		―		(0.00)	(3)
gains
Total distributions	(0.06)		(0.02)		(0.02)		(0.01)		(0.00)		(0.05)		(0.01)		(0.00)		―		(0.00)
Net asset value, end of period	$8.13		$7.78		$6.41		$8.63		$9.58		$8.09		$7.75		$6.40		$8.61		$9.57
Total return	5.21%		21.75%		(25.53%)		(9.84%)		(4.15%)	(4)	5.00%		21.20%		(25.65%)		(10.03%)		(4.28%)	(4)
Supplemental data and ratios:
Net assets, end of period	$64,754,140		$59,743,783		$48,900,767		$51,446,666		$9,623,337		$1,900,053		$634,160		$647,018		$615,533		$42,288
Ratio of expenses to average	0.75%	(6)	0.75%	(6)	0.75%	(6)	0.75%	(6)	0.85%	(5),(6)	1.00%	(7)	1.00%	(7)	1.00%	(7)	1.00%	(7)	1.10%	(5),(7)
net assets
Ratio of net investment	0.72%	(6)	0.34%	(6)	0.23%	(6)	0.12%	(6)	0.13%	(5),(6)	0.47%	(7)	0.09%	(7)	(0.02%)	(7)	(0.13%)	(7)	(0.12%)	(5),(7)
income (loss) to average net
assets
Portfolio turnover rate (8)	23.2%		24.8%		16.2%		9.0%		4.4%	(4)	23.2%		24.8%		16.2%		9.0%		4.4%	(4)

____________

 (1)  Commencement of operations.

(2)  Calculated using average shares outstanding during the period.

(3)  Amount is less than $0.01.

(4)  Not annualized.

(5)  Annualized.

(6)  Without fees reimbursed, ratios of net expenses to average net assets for the periods ended December 31, 2004, December 31, 2003, December 31, 2002, December 31, 2001 and December 31, 2000 would have been 0.93%, 0.95%, 0.95%, 1.06% and 2.94%, respectively; and the ratios of net investment income (loss) to average net assets would have been 0.54%, 0.14%, 0.03%, (0.19%) and (1.97%), respectively.

(7)  Without fees reimbursed, ratios of net expenses to average net assets for the periods ended December 31, 2004, December 31, 2003, December 31, 2002, December 31, 2001 and December 31, 2000 would have been 1.18%, 1.20%, 1.20%, 1.31% and 3.19%, respectively; and the ratios of net investment income (loss) to average net assets would have been 0.29%, (0.11%), (0.22%), (0.44%) and (2.22%), respectively.

(8)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

	Baird MidCap Fund
	Institutional Class Shares Year Ended December 31, 2004		Institutional Class Shares Year Ended December 31, 2003		Institutional Class Shares Year Ended December 31, 2002		Institutional Class Shares Year Ended December 31, 2001		Institutional Class Shares December 29, 2000(1) through December 31, 2000		Investor Class Shares Year Ended December 31, 2004		Investor Class Shares Year Ended December 31, 2003		Investor Class Shares Year Ended December 31, 2002		Investor Class Shares Year Ended December 31, 2001		Investor Class Shares December 29, 2000(1) through December 31, 2000
Per Share Data:
Net asset value, beginning of period	$9.72		$7.66		$9.11		$9.70		$10.00		$9.65		$7.63		$9.09		$9.70		$10.00
Income from investment operations:
Net investment loss	(0.04)	(2)	(0.07)		(0.07)	(2)	(0.06)	(2)	(0.00)	(3)	(0.07)	(2)	(0.09)		(0.09)	(2)	(0.08)	(2)	(0.00)	(3)
Net realized and unrealized gains (losses) on investments	1.25		2.13		(1.38)		(0.53)		(0.30)		1.26		2.11		(1.37)		(0.53)		(0.30)
Total from investment	1.21		2.06		(1.45)		(0.59)		(0.30)		1.19		2.02		(1.46)		(0.61)		(0.30)
operations
Less distributions:
Distributions from net	(0.02)		―		―		―		―		(0.02)		―		―		―		―
realized gains
Net asset value, end of period	$10.91		$9.72		$7.66		$9.11		$9.70		$10.82		$9.65		$7.63		$9.09		$9.70
Total return	12.44%		26.89%		(15.92%)		(6.08%)		(3.00%)	(4)	12.32%		26.47%		(16.06%)		(6.29%)		(3.00%)	(4)
Supplemental data and ratios:
Net assets, end of period	$86,476,869		$28,629,656		$20,864,264		$13,049,574		$7,853,228		$3,944,857		$959,209		$801,703		$1,050,356		$10
Ratio of expenses to average	0.85%	(6)	1.20%	(6)	1.25%	(6)	1.25%	(6)	1.25%	(5),(6)	1.10%	(7)	1.45%	(7)	1.50%	(7)	1.50%	(7)	1.50%	(5),(7)
net assets
Ratio of net investment loss	(0.43%)	(6)	(0.81%)	(6)	(0.84%)	(6)	(0.67%)	(6)	(1.25%)	(5),(6)	(0.68%)	(7)	(1.06%)	(7)	(1.09%)	(7)	(0.92%)	(7)	(1.50%)	(5),(7)
to average net assets
Portfolio turnover rate (8)	77.9%		81.8%		55.4%		73.6%		0.0%		77.9%		81.8%		55.4%		73.6%		0.0%

__________________________________________________________________________________________________________________

(1)  Commencement of operations.

(2)  Calculated using average shares outstanding during the period.

(3)  Amount is less than $0.01.

(4)  Not annualized.

(5) Annualized.

(6)  Without fees reimbursed, ratios of net expenses to average net assets for the periods ended December 31, 2004, December 31, 2003, December 31, 2002, December 31, 2001 and December 31, 2000 would have been 1.05%, 1.20%, 1.39%, 2.06% and 2.78%, respectively; and the ratios of net investment loss to average net assets would have been (0.63%), (0.81%), (0.98%), (1.48%) and (2.78%), respectively.

(7)  Without fees reimbursed, ratios of net expenses to average net assets for the periods ended December 31, 2004, December 31, 2003, December 31, 2002, December 31, 2001 and December 31, 2000 would have been 1.30%, 1.45%, 1.64%, 2.31% and 3.03%, respectively; and the ratios of net investment loss to average net assets would have been (0.88%), (1.06%), (1.23%), (1.73%) and (3.03%), respectively.

(8) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

	Baird SmallCap Fund
	Institutional Class Shares June 30, 2004(1) through December 31, 2004	Investor Class Shares June 30, 2004(1) through December 31, 2004
Per Share Data:
Net asset value, beginning of period	$10.00	$10.00
Income from investment operations:
Net investment loss(2)	(0.03)	(0.05)
Net realized and unrealized gains on investments	0.87	0.88
Total from investment operations	0.84	0.83
Net asset value, end of period	$10.84	$10.83
Total return	8.40%(3)	8.30%(3)
Supplemental data and ratios:
Net assets, end of period	$17,331,262	$68,184
Ratio of expenses to average net assets(4)	0.95%(5)	1.20%(6)
Ratio of net investment loss	(0.65)%(5)	(0.90%)(6)
to average net assets(4)
Portfolio turnover rate (7)	34.7%(3)	34.7%(3)

__________________________________________________________________________________________________________________

(1)  Commencement of operations.

(2)  Calculated using average shares outstanding during the period.

(3)  Not annualized.

(4)  Annualized.

(5)  Without fees reimbursed, ratio of net expenses to average net assets for the period ended December 31, 2004 would have been 1.89%;

and the ratio of net investment loss to average net assets would have been (1.59%).

(6)  Without fees reimbursed, ratio of net expenses to average net assets for the period ended December 31, 2004 would have been 2.14%;

and the ratio of net investment loss to average net assets would have been (1.84%).

(7)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

Your Account

Distribution of Shares

Distributor

The Advisor, Robert W. Baird & Co. Incorporated, is also the distributor for shares of the Funds (the “Distributor”), and a member of the National Association of Securities Dealers, Inc.

Rule 12b-1 Plan

The Funds have adopted a Rule 12b-1 Plan under the Investment Company Act of 1940.  Under the Rule 12b-1 Plan, Investor Class shares pay the Advisor a fee of 0.25% of the average daily net asset value of Investor Class shares.  The Advisor uses this fee to finance activities that promote the sale of Investor Class shares.  Such activities include, but are not necessarily limited to, shareholder servicing, advertising, printing and mailing prospectuses to persons other than current shareholders, printing and mailing sales literature, and compensating underwriters, dealers and sales personnel.  Because 12b-1 fees are ongoing, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Sales and Networking Programs

The Advisor has established a referral program pursuant to which it may pay cash compensation to its sales personnel and/or other brokers, dealers or financial intermediaries for sales of Institutional Class shares of the Funds.  Compensation paid to participants in this program for sales of Institutional Class shares of the Funds may be more or less than compensation they receive for sales of shares of other investment companies.

The program is available to brokers, dealers and financial intermediaries that distribute shares of the Funds.  The Advisor will pay compensation under the referral program out of its own resources.  Accordingly, the referral program will not affect the price an investor will pay for Institutional Class shares of the Funds.  Please see “Fees and Expenses of the Funds” for information about the Funds’ fees and expenses.

From time to time, the Advisor may enter into networking arrangements with brokers or other financial intermediaries pursuant to which such parties agree to perform certain administrative services on behalf of their clients who are Fund shareholders.  Any payments made to such brokers and financial intermediaries under these types of arrangements will be made from the Advisor’s own resources and will not increase costs to the Funds.  The Advisor may be reimbursed for such payments, if permissible, under the Funds’ Rule 12b-1 Plan.

Description of Classes

Each Fund offers two classes of shares:  Investor Class and Institutional Class.  The classes differ with respect to their minimum investments.  In addition, Investor Class shares impose a Rule 12b-1 fee that is assessed against the assets of a Fund attributable to that class.

The Advisor may select financial institutions, such as banks, fiduciaries, custodians for public funds, investment advisors and broker/dealers, as agents to provide sales or administrative services for their clients or customers who beneficially own Investor Class shares.  Financial institutions will receive 12b-1 fees from the Advisor based upon shares owned by their clients or customers.  The Advisor will determine the schedule of such fees and the basis upon which such fees will be paid.

Share Price

Shares of each class in a Fund are sold at their net asset value (“NAV”).

The NAV for each class of shares of a Fund is determined as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (currently 3:00 p.m., Central Time) Monday through Friday, except on days the NYSE is not open.  If the NYSE closes at any other time, or if an emergency exists, NAV may be calculated at a different time.  Your share price will be the next NAV calculated after a Fund or its agents receives your request in good order.  The NYSE is closed most national holidays and Good Friday.  Please refer to the Funds’ SAI for a complete list of the days that the NYSE is closed.

When making a purchase request, make sure your request is in good order.  “Good order” means your purchase request includes:

•   The name of the Fund

•   The dollar amount of shares to be purchased

•   Purchase application or investment stub

•   Check payable to Baird Funds or, if paying by wire, receipt of Federal Funds

The NAV for a class of shares is determined by adding the value of each Fund’s investments, cash and other assets attributable to a particular share class, subtracting the liabilities attributable to that class and then dividing the result by the total number of shares outstanding in the class.

Each Fund’s investments are valued according to market value.  When a market quote for a security is not readily available or deemed to be inaccurate by the Advisor, the Advisor will value the security at “fair value” as determined in accordance with procedures adopted by the Board of Directors.  In accordance with these procedures, the Advisor may use broker quotes or, if the broker quotes are unavailable or are deemed to be unreliable, fair value will be determined by the valuation committee of the Advisor.  In determining fair value, the valuation committee takes into account all relevant factors and available information.  Consequently, the price of the security used by a Fund to calculate its NAV may differ from quoted or published price for the same security.  Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

Buying Shares

Minimum Investments

	Initial Purchase	Subsequent Purchases
Investor Class Shares	$1,000 - IRAs $2,500 - all other accounts	$250 $250
Institutional Class Shares	$100,000	No minimum

Minimum investment waivers – Institutional Class Shares

The minimum initial investment amount for Institutional Class shares is reduced for all employees, directors and officers of the Advisor or the Funds and members of their families (including parents, grandparents, siblings, spouses, children and in-laws of such employees, directors and officers).

Timing of Requests

Your price per share will be the NAV next computed after your request is received in good order by a Fund or its agents.  All requests received in good order before the close of regular trading on the NYSE will be executed at the NAV computed on that day.  Requests received after the close of regular trading on the NYSE will receive the next business day’s NAV.

Receipt of Orders

Shares may only be purchased on days the NYSE is open for business.  The Funds may authorize one or more broker/dealers to accept on their behalf purchase and redemption orders that are in good order.  In addition, these broker/dealers may designate other financial intermediaries to accept purchase and redemption orders on a Fund’s behalf.  Contracts with these agents require the agents to track the time that purchase and redemption orders are received.  Purchase and redemption orders must be received by the Funds or authorized intermediaries before the close of regular trading on the NYSE to receive that day’s share price.

Customer Identification Procedures

The Company, on behalf of each Fund, is required to comply with various anti-money laundering laws and regulations.  To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including mutual funds, to obtain, verify and record information that identifies each person who opens an account.  In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”), please note that U.S. Bancorp Fund Services, LLC, the Company’s transfer agent (the “Transfer Agent”), will verify certain information on your Account Application as part of the Funds’ Anti-Money Laundering Program.  As requested on the Account Application, you should supply your full name, date of birth, social security number and permanent street address.  Mailing addresses containing a P.O. Box will not be accepted as your permanent street address.  If you require assistance when completing your application, please call (toll free) 1-866-44BAIRD.

If the Company or the Transfer Agent does not have a reasonable belief of the identity of a shareholder, the initial purchase will be rejected or the shareholder will not be allowed to perform a transaction on the account until such information is received.  The Funds also reserve the right to close the account within five business days if clarifying information and/or documentation is not received.  Any delay in processing your order will affect the purchase price you receive for your shares.  The Company, the Distributor and the Transfer Agent are not liable for fluctuations in NAV experienced as a result of such delays in processing.  If at any time the Company or the Transfer Agent detects suspicious behavior or if certain account information matches government lists of suspicious persons, the Company or the Transfer Agent may determine not to open an account, may reject additional purchases, may close an existing account, may file a suspicious activity report and/or may take other action.

Market Timing Policy

Depending on various factors (including the size of the Fund, the amount of assets the Advisor typically maintains in cash or cash equivalents, and the dollar amount, number and frequency of trades), short-term or excessive trading into and out of the Funds, generally known as market timing, may harm all shareholders by disrupting investment strategies; increasing brokerage, administrative and other expenses; decreasing tax efficiency; diluting the value of shares held by long-term shareholders; and impacting Fund performance.  The Company’s Board of Directors has approved policies that seek to discourage frequent purchases and redemptions and curb the disruptive effects of market timing (the “Market Timing Policy”).  Pursuant to the Market Timing Policy, the Funds may decline to accept an application or may reject a purchase request, including an exchange, from a market timer or an investor who, in the Advisor’s sole discretion, has a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Funds.  For these purposes, the Advisor may consider an investor’s trading history in the Funds or other Baird Funds.  The Funds, the Advisor and affiliates thereof are prohibited from entering into arrangements with any shareholder or other person to permit frequent purchases and redemptions of Fund shares.

The Company monitors and enforces its market timing policy through:

•

regular reports to the Company’s Board of Directors by the Funds’ Chief Compliance Officer regarding any instances of suspected market timing;

•

monitoring of trade activity; and

•

termination of a shareholder’s purchase and/or exchange privileges.

While the Funds seek to take action that will detect and deter market timing, the risks of market timing cannot be completely eliminated.  For example, the Funds may not be able to identify or reasonably detect or deter market timing transactions that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, or redemption orders to the Funds on behalf of their customers who are the beneficial owners.  More specifically, unless the financial intermediaries have the ability to detect and deter market timing transactions themselves, the Funds may not be able to determine whether the purchase or sale is connected with a market timing transaction.  Additionally, there can be no assurance that the systems and procedures of the Transfer Agent will be able to monitor all trading activity in a manner that would detect market timing.  However, the Funds, the Advisor, the Distributor and the Transfer Agent will attempt to detect and deter market timing in transactions by all Fund investors, whether directly through the Transfer Agent or through financial intermediaries.

Methods of Buying

	To Open an Account	To Add to an Account
By Telephone

You may not use telephone transactions for your initial purchase of a Fund’s shares.  If you have elected the “Telephone Exchange Option” on a Baird Fund, you may call that Fund (toll-free) at 1-866-44BAIRD to request an exchange into another Baird Fund.  See “Exchanging Shares.”

If you have completed the “Telephone Purchase Option” section of the Account Application Form, call the Funds (toll-free) at
1-866-44BAIRD to place your order.  You will then be able to move money from your bank account to your Fund account upon request.  Only bank accounts held at domestic institutions that are Automated Clearing House (“ACH”) members may be used for telephone transactions.  The minimum telephone purchase is $250.

By Mail

Make your check payable to “Baird Funds.”  Forward the check and your application to the address below.  To prevent fraud, the Funds will not accept cash, money orders, third party checks, traveler’s checks, credit card checks, starter checks or U.S. Treasury checks for the purchase of shares.  If your check is returned for any reason, a $25 fee will be assessed against your account and you will be responsible for any loss incurred by the Fund(s).  The Funds will only accept payment by cashier’s check when the cashier’s check is in excess of $10,000.

Fill out the investment stub from an account statement, or indicate the Fund name and account number on your check.  Make your check payable to “Baird Funds.”  Forward the check and stub to the address below.

By Federal Funds Wire	Forward your application to Baird Funds at the address below. Call (toll-free) 1-866-44BAIRD to obtain an account number. Wire funds using the instructions to the right.

Notify the Funds of an incoming wire by calling (toll-free)
1-866-44BAIRD.  Use the following instructions:

U.S. Bank, N.A.

777 E. Wisconsin Ave.

Milwaukee, WI 53202

ABA#:  075000022

Credit:  U.S. Bancorp Fund Services, LLC

Account #: 112-952-137

Further Credit:

(name of Fund, share class)

(name/title on the account)

(account #)

The Funds, Advisor and the Transfer Agent are not responsible for the consequences of delays resulting from the banking or Federal Reserve Wire system, or from incomplete wiring instructions.

Automatic Investment Plan

Open a Fund account with one of the other methods.  If by mail, be sure to include your checking account number on the appropriate section of your application and enclose a voided check or deposit slip with your initial purchase application.

If you did not set up an Automatic Investment Plan with your original application, call the Funds (toll-free) at 1-866-44BAIRD.  Additional investments (minimum of $250) will be taken from your checking account automatically monthly or quarterly.   If you do not have sufficient funds in your account or if your account is closed at the time of the automatic transaction, you will be assessed a $25 fee.

Through Shareholder Service Organizations	To purchase shares for another investor, call the Funds (toll-free) at 1-866-44BAIRD.	To purchase shares for another investor, call the Funds (toll-free) at 1-866-44BAIRD.
By Exchange	Call the Funds (toll-free) at 1-866-44BAIRD to obtain exchange information. See “Exchanging Shares.”	Call the Funds (toll-free) at 1-866-44BAIRD to obtain exchange information. See “Exchanging Shares.”

You should use the following addresses when sending documents by mail or by overnight delivery:

By Mail Baird Funds c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, Wisconsin 53201-0701	By Overnight Delivery Baird Funds c/o U.S. Bancorp Fund Services, LLC 615 E. Michigan Street, Third Floor Milwaukee, Wisconsin 53202

NOTE:  The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents.

Selling Shares

Methods of Selling

To Sell Some or All of Your Shares
By Telephone	Call the Funds (toll-free) at 1-866-44BAIRD to place the order. (Note: For security reasons, requests by telephone will be recorded.)
By Mail

Send a letter instructing the Funds to redeem the dollar amount or number of shares you wish to redeem.  The letter should contain the Fund’s name, the account number and the number of shares or the dollar amount of shares to be redeemed.  Be sure to have all shareholders sign the letter.  For IRA accounts, requests submitted without an election regarding tax withholding will be subject to tax withholding.

By Federal Funds Wire	Call the Funds (toll-free) at 1-866-44BAIRD to request the amount of money you want. Be sure to have all necessary information from your bank. Your bank may charge a fee to receive wired funds.
Systematic Withdrawal Plan

The Funds offer shareholders a Systematic Withdrawal Plan.  Call the Funds (toll-free) at 1-866-44BAIRD to arrange for regular monthly or quarterly fixed withdrawal payments.  The minimum payment you may receive is $50 per period.  Note that this plan may deplete your investment and affect your income or yield.

Shareholder Service Organization	Consult your account agreement for information on redeeming shares.
By Exchange	Call the Funds (toll-free) at 1-866-44BAIRD to obtain exchange information. See “Exchanging Shares” for further information.

Payment of Redemption Proceeds

You may request redemption of your shares at any time.  Your shares will be redeemed at the next NAV per share calculated after your order is received in good order by a Fund or its agents.  You may receive the proceeds in one of three ways:

1)

We can mail a check to your account’s address.  You will generally receive the proceeds within seven days after the Fund or its agent receives your request in good order.  Checks will not be forwarded by the Postal Service, so please notify us if your address has changed.

2)

We can transmit the proceeds by Electronic Funds Transfer (“EFT”) to a properly pre-authorized bank account.  The proceeds usually will arrive at your bank two banking days after we process your redemption.

3)

For a $15 fee, which will be deducted from your redemption proceeds, we can transmit the proceeds by wire to a pre-authorized bank account.  The Advisor reserves the right to waive the wire fee in limited circumstances.  The proceeds usually will arrive at your bank the first banking day after we process your redemption.

When making a redemption request, make sure your request is in good order.  “Good order” means your letter of instruction includes:

•

The name of the Fund

•

The number of shares or the dollar amount of shares to be redeemed

•

Signatures of all registered shareholders exactly as the shares are registered

•

The account number

Before selling recently purchased shares, please note that if the Transfer Agent has not yet collected payment for the shares you are selling, there may be a delay in sending the proceeds until the payment is collected, which may take up to 12 calendar days from the purchase date.  This procedure is intended to protect the Funds and their shareholders from loss.

The Transfer Agent will send redemption proceeds by wire or EFT only to the bank and account designated on the account application or in written instructions (with signatures guaranteed) subsequently received by the Transfer Agent, and only if the bank is a member of the Federal Reserve System.  If the dollar or share amount requested to be redeemed is greater than the current value of your account, your entire account balance will be redeemed.  If you choose to redeem your account in full, any Automatic Investment Plan currently in effect for the account will be terminated unless you indicate otherwise in writing and any Systematic Withdrawal Plan will be terminated.

Signature Guarantees

A signature guarantee of each owner is required to redeem shares in the following situations:

•

If you change ownership on your account

•

When you want the redemption proceeds sent to a different address than that registered on the account

•

If the proceeds are to be made payable to someone other than the account’s owner(s)

•

Any redemption transmitted by federal wire transfer to a bank other than your bank of record

•

If a change of address request has been received by the Transfer Agent within the last 15 days

•

For all redemptions of $50,000 or more from any shareholder account

Signature guarantees are designed to protect both you and the Funds from fraud.  Signature guarantees can be obtained from most banks, credit unions or saving associations, or from broker/dealers, national securities exchanges, registered securities exchanges or clearing agencies deemed eligible by the SEC.  Notaries cannot provide signature guarantees.

Corporate, Trust and Other Accounts

Redemption requests from corporate, trust and institutional accounts, and executors, administrators and guardians, require documents in addition to those described above evidencing the authority of the officers, trustees or others.  In order to avoid delays in processing redemption requests for these accounts, you should call the Funds (toll-free) at 1-866-44BAIRD before making the redemption request to determine what additional documents are required.

Transfer of Ownership

In order to change the account registrant or transfer ownership of an account, additional documents will be required.  To avoid delays in processing these requests, you should call the Funds (toll-free) at 1-866-44BAIRD before making your request to determine what additional documents are required.

Exchanging Shares

You may exchange all or a portion of your investment from the same class of one Baird Fund to another.  You may also exchange between classes of a Fund or other Baird Funds if you meet the minimum investment requirements for the class you would like to exchange into.  Any new account established through an exchange will be subject to the minimum investment requirements applicable to the shares acquired.  Exchanges will be executed on the basis of the relative NAV of the shares exchanged.  The exchange privilege may be exercised only in those states where the class of shares of the Fund being acquired legally may be sold.

In addition to your ability to exchange all or a portion of your investment between any of the Baird Funds, you may also exchange Fund shares for shares of a money market fund called the First American Prime Obligations Fund by sending a written exchange request to the Funds or, if you have established telephone exchange privileges, by calling (toll-free) 1-866-44BAIRD.  Shares of the First American Prime Obligations Fund are not offered by this prospectus.  Please read that prospectus before making an exchange into the First American Prime Obligations Fund.  This exchange privilege is offered as a convenience to the Funds’ shareholders.  Please note that when exchanging from a Fund to the First American Prime Obligations Fund, you will begin accruing income from the First American Prime Obligations Fund the day following the exchange.  When exchanging less than all of the balance from the First American Prime Obligations Fund to your Fund, your exchange proceeds will exclude accrued and unpaid income from the First American Prime Obligations Fund through the date of exchange.  When exchanging your entire balance from the First American Prime Obligations Fund, accrued income will automatically be exchanged into the Fund when the income is collected and paid from the First American Prime Obligations Fund at the end of the month.

An exchange is considered to be a sale of shares for federal income tax purposes on which you may realize a taxable gain or loss.

Call the Funds (toll-free) at 1-866-44BAIRD to learn more about exchanges and other Baird Funds.

More Information about the Exchange Privilege

The Funds are intended as long-term investment vehicles and not to provide a means of speculating on short-term market movements.  In addition, excessive trading can hurt a Fund’s performance and shareholders.  Therefore, each Fund may terminate, without notice, the exchange privilege of any shareholder who uses the exchange privilege excessively.  See “Your Account—Buying Shares— Market Timing Policy.”  The Funds may change or temporarily suspend the exchange privilege during unusual market conditions.

General Transaction Policies

The Funds reserve the right to:

•

Vary or waive any minimum investment requirement.

•

Refuse, change, discontinue, or temporarily suspend account services, including purchase, exchange, or telephone redemption privileges, for any reason.

•

Reject any purchase or exchange request for any reason.  Generally, a Fund does this if the purchase or exchange is disruptive to the efficient management of the Fund (due to the timing of the investment or a shareholder’s history of excessive trading).

•

Reinvest a distribution check in your account at the Fund’s then-current NAV and reinvest all subsequent distributions if you elect to receive distributions in cash and the U.S. Postal Service cannot deliver your check, or if a distribution check remains uncashed for six months.

•

Redeem all shares in your account if your balance falls below the Fund’s minimum requirements for the applicable class of shares.  If, within 60 days of a Fund’s written request, you have not increased your account balance, you may be required to redeem your shares.  The Funds will not require you to redeem shares if the value of your account drops below the investment minimum due to fluctuations of NAV.

•

Delay paying redemption proceeds for up to seven days after receiving a request, if an earlier payment could adversely affect a Fund.

•

Modify or terminate the Automatic Investment and Systematic Withdrawal Plans at any time.

•

Modify or terminate the exchange privilege after 60 days written notice to shareholders.

•

Make a “redemption in kind” (a payment in portfolio securities rather than cash) if the amount you are redeeming is in excess of the lesser of (i) $250,000 or (ii) 1% of the Fund’s assets. In such cases, you may incur brokerage costs in converting these securities to cash.

•

Reject any purchase or redemption request that does not contain all required documentation.

If you elect to have distributions from a Fund’s net investment income and/or capital gains paid in cash, the Fund will automatically reinvest all distributions under $10 in additional shares of the Fund.

If you elect telephone privileges on the account application or in a letter to the Funds, you may be responsible for any fraudulent telephone orders as long as the Funds have taken reasonable precautions to verify your identity.  In addition, once you place a telephone transaction request, it cannot be canceled or modified.

During periods of significant economic or market change, telephone transactions may be difficult to complete.  If you are unable to contact the Funds by telephone, you may also mail the requests to the Funds at the address listed under “Buying Shares.”

In an effort to decrease costs, the Funds will reduce the number of duplicate prospectuses, annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts.  Call toll-free at 1-866-44BAIRD to request individual copies of these documents.  The Funds will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

Your broker/dealer or other financial organization may establish policies that differ from those of the Funds.  For example, the organization may charge transaction fees, set higher minimum investments, or impose certain limitations on buying or selling shares in addition to those identified in this prospectus.  Contact your broker/dealer or other financial organization for details.

Portfolio Holdings Disclosure Policy

Each Fund’s full portfolio holdings as of month end and top ten holdings as of quarter end are posted on the Company’s website at http://www.bairdfunds.com no earlier than five business days after month end and quarter end, respectively.  You may access this information by clicking on the “Equity Funds” link and then by clicking on the “Holdings” link for full portfolio holdings or the “Fact Sheet” link for top ten holdings.  Each Fund files its portfolio holdings as of the end of the first and third fiscal quarters with the SEC on Form N-Q within 60 days after the end of the quarter, and files its portfolio holdings as of the end of the second and fourth fiscal quarters with the SEC on Form N-CSR within 10 days after mailing its annual and semi-annual reports to shareholders.  A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the SAI.

Distributions and Taxes

Distributions

Each Fund makes distributions to its shareholders from the Fund’s net investment income and any realized net capital gains.

Distributions from the Fund’s net investment income are declared and paid annually.  Capital gains, if any, are generally distributed once a year.  It is expected that each Fund’s distributions will be primarily distributions of capital gains.

Each share class determines its net investment income and capital gains distributions in the same manner.  However, because Investor Class shares have Rule 12b-1 distribution fees, distributions of net investment income paid to Investor Class shareholders will be lower per share than those paid to Institutional Class shareholders.

All of your distributions (both from the Fund’s net investment income and capital gains) with respect to a particular Fund will be reinvested in additional shares of the same class unless you instruct otherwise on your account application or have redeemed all shares you held in the Fund.  In such cases, distributions from both the Fund’s net investment income and capital gains will be paid in cash, unless the distribution is less than $10, in which case the distribution will be invested in additional Fund shares (provided you have not redeemed all your shares in the Fund).

Taxation

Fund distributions are taxable to most investors (unless your investment is in an IRA or other tax-advantaged account) regardless of whether the distributions are received in cash or reinvested in Fund shares.  Distributions paid by a Fund out of the Fund’s net investment income (which includes dividends, interest, net short-term capital gains and net gains from foreign currency transactions), if any, generally are taxable to the Fund’s shareholders as ordinary income, except to the extent any of the dividends are “qualified dividends,” as described below.  Distributions from a Fund’s net investment income may be eligible for the corporate dividends-received deduction.

To the extent that a Fund distributes “qualified dividend” income to its shareholders, the receipt of such income may be eligible for the reduced rate of tax applicable to non-corporate shareholders on net long-term capital gains.  If a Fund has gross income (excluding net capital gains) of which more than 95% was qualified dividends, all of that Fund’s distributions attributable to net investment income will be eligible for the lower rates on qualified dividends.  Certain holding period requirements also must be satisfied by both a Fund and the shareholder to obtain qualified dividend treatment.  Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) are generally taxable as long-term capital gains whether reinvested in additional Fund shares or received in cash and regardless of the length of time a shareholder has owned Fund shares.

A distribution from a Fund’s net investment income or capital gains declared by the Fund in October, November or December but paid during January of the following year will be considered to be paid on December 31 of the year it was declared.

If the value of shares is reduced below a shareholder’s cost as a result of a distribution by a Fund, the distribution will be taxable even though it, in effect, represents a return of invested capital.  Investors considering buying shares just prior to a distribution of a Fund’s net investment income or capital gains should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, those who purchase just prior to the record date for a distribution may receive a distribution which will be taxable to them.

Shareholders will be advised annually as to the federal tax status of all distributions made by each Fund for the preceding year.  Distributions by the Funds may also be subject to state and local taxes.  Please note that distributions of both net investment income and capital gains are taxable even if reinvested.

Shareholders that sell, exchange or redeem shares generally will have a capital gain or loss from the sale, redemption or exchange.  The amount of the gain or loss and the rate of tax will depend mainly upon the amount paid for the shares, the amount received from the sale, exchange or redemption, and how long the shares were held by a shareholder.

Additional tax information may be found in the SAI.  Because everyone’s tax situation is unique, always consult your tax professional about federal, state and local tax consequences of an investment in the Funds.

For More Information

You can find more information about the Funds in the following documents:

Statement of Additional Information (SAI)

The SAI contains details about the investments and techniques of the Funds and certain other additional information.  A current SAI is on file with the SEC and is incorporated into this prospectus by reference.  This means that the SAI is legally considered a part of this prospectus even though it is not physically within this prospectus.

Annual and Semi-Annual Reports

The Funds’ annual and semi-annual reports provide information regarding the Funds’ financial reports and portfolio holdings.  The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during the Funds’ last fiscal year.

You can obtain a free copy of these documents, request other information, or make general inquiries about the Funds by calling the Funds (toll-free) at 1-866-44BAIRD or by writing to:

Baird Funds

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701

The SAI and the annual and semi-annual reports are also available, free of charge, on the Funds’ website at http://www.bairdfunds.com.

You may write to the SEC Public Reference Room at the regular mailing address or the e-mail address below and ask them to mail you information about the Funds, including the SAI.  They will charge you a fee for this duplicating service.  You can also visit the SEC Public Reference Room and review and copy documents while you are there.  For more information about the operation of the Public Reference Room, call the SEC at the telephone number below.

Public Reference Section

Securities and Exchange Commission

Washington, D.C. 20549-0102

publicinfo@sec.gov

1-202-942-8090

Reports and other information about the Funds are also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.

1940 Act File No. 811-09997

BAIRD FUNDS, INC.

Statement of Additional Information

Baird Intermediate Bond Fund

Baird Aggregate Bond Fund

Baird Short-Term Bond Fund

Baird Intermediate Municipal Bond Fund

Baird Core Plus Bond Fund

May 1, 2005

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the Prospectus dated May 1, 2005 of the Baird Intermediate Bond Fund, the Baird Aggregate Bond Fund, the Baird Intermediate Municipal Bond Fund, the Baird Core Plus Bond Fund and the Baird Short-Term Bond Fund (individually a “Fund” and collectively referred to as the “Funds”).  Each Fund is a series of Baird Funds, Inc. (the “Company”).  This SAI contains additional information about principal strategies and risks already described in the Prospectus, as well as descriptions of non-principal strategies not described in the Prospectus.  Copies of the Funds’ Prospectus may be obtained by writing the Funds at 615 East Michigan Street, P.O. Box 701, Milwaukee, WI 53201-0701 or by calling (toll-free) 1-866-44BAIRD.  You should read this SAI together with the Prospectus and retain it for further reference.

The Funds’ audited financial statements for the period ended December 31, 2004 are incorporated herein by reference to the Funds’ 2004 Annual Report.  A copy of the Annual Report may be obtained without charge by calling the Funds (toll-free) at 1-866-44BAIRD.

BAIRD FUNDS, INC.

The Company is an open-end, diversified management investment company.  Each Fund is a series of common stock of the Company, a Wisconsin corporation that was incorporated on June 9, 2000.  The Company is authorized to issue shares of common stock in series and classes.  Each series of the Company is currently divided into two classes, an Investor Class and an Institutional Class.  With respect to the Short-Term Bond Fund only, the Fund is currently only offering its Institutional Class shares for sale.  The Company also offers equity funds that are described in a separate Prospectus and Statement of Additional Information.

INVESTMENT STRATEGIES AND RISKS

Investment Considerations Applicable to all Funds

Ratings.  The ratings of Standard & Poor’s (“S&P”), Moody’s, Fitch and other nationally recognized statistical rating organizations represent their opinions as to the quality of debt securities.  Investment grade securities are securities that are of medium to high-quality and are rated in any of the four highest categories by at least one nationally recognized statistical rating organization (e.g., BBB or above by S&P, BBB or above by Fitch or Baa or above by Moody’s).  It should be emphasized, however, that ratings are general and are not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield.

The payment of principal and interest on most debt securities purchased by a Fund will depend upon the ability of the issuers to meet their obligations.  An issuer’s obligations under its debt securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations.  The power or ability of an issuer to meet its obligations for the payment of interest on, and principal of, its debt securities may be materially adversely affected by litigation or other conditions.

Subsequent to its purchase by a Fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund.  Robert W. Baird & Co. Incorporated (the “Advisor”) will consider such an event in determining whether a Fund should continue to hold the security.

Securities Lending.  The Funds may lend their portfolio securities to unaffiliated domestic broker/dealers and other institutional investors pursuant to agreements requiring that the loans be secured by collateral equal in value to at least the market value of the securities loaned in order to increase return on portfolio securities.  During the term of such arrangements, a Fund will maintain such value by the daily marking-to-market of the collateral.  Collateral for such loans may include cash, securities of the U.S. government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank which meets the investment standards stated below under “Money Market Instruments,” or any combination thereof.  There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially.  However, loans will be made only to borrowers deemed by the Advisor to be of good standing and when, in the Advisor’s judgment, the income to be earned from the loan justifies the attendant risks.  When a Fund lends its securities, the Fund continues to receive interest or dividends on the securities loaned and may simultaneously earn interest on the investment of the cash collateral which will be invested in readily marketable, high-quality, short-term obligations.  Pursuant to the legislative history accompanying the passage of the Jobs and Growth Tax Relief Reconciliation Act of 2003, dividends received by a Fund on the loaned securities are not treated as “qualified dividends” for tax purposes.  Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur.

Money Market Instruments.  The Funds may invest from time to time in “money market instruments,” a term that includes, among other things, U.S. government obligations, repurchase agreements, cash, bank obligations, commercial paper, variable amount master demand notes and corporate bonds with remaining maturities of 13 months or less.  These investments are used to help meet anticipated redemption requests or if other suitable securities are unavailable.

Bank obligations include bankers’ acceptances, negotiable certificates of deposit and non-negotiable time deposits, including U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign banks or savings institutions.  Although the Funds will invest in money market obligations of foreign banks or foreign branches of U.S. banks only where the Advisor determines the instrument to present minimal credit risks, such investments may nevertheless entail risks that are different from those of investments in domestic obligations of U.S. banks due to differences in political, regulatory and economic systems and conditions.  All investments in bank obligations are limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase, and investments by a Fund in the obligations of foreign banks and foreign branches of U.S. banks will not exceed 20% of the Fund’s net assets at the time of purchase.  The Funds may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of its net assets.

Investments by a Fund in commercial paper will consist of issues rated at the time A-1 and/or Prime-1 by S&P, Moody’s or similar rating by another nationally recognized statistical rating organization.  In addition, the Funds may acquire unrated commercial paper and corporate bonds that are determined by the Advisor at the time of purchase to be of comparable quality to rated instruments that may be acquired by a Fund as previously described.

The Funds may also purchase variable amount master demand notes which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate.  Although the notes are not normally traded and there may be no secondary market in the notes, a Fund may demand payment of the principal of the instrument at any time.  The notes are not typically rated by credit rating agencies, but issuers of variable amount master demand notes must satisfy the same criteria as set forth above for issuers of commercial paper.  If an issuer of a variable amount master demand note defaulted on its payment obligation, a Fund might be unable to dispose of the note because of the absence of a secondary market and might, for this or other reasons, suffer a loss to the extent of the default.  The Funds invest in variable amount master demand notes only when the Advisor deems the investment to involve minimal credit risk.

Repurchase Agreements.  The Funds may agree to purchase securities from financial institutions subject to the seller’s agreement to repurchase them at an agreed upon time and price (“repurchase agreements”).  During the term of the repurchase agreement, the Advisor will continue to monitor the creditworthiness of the seller and will require the seller to maintain the value of the securities subject to the repurchase agreement at not less than 102% of the repurchase price.  Default or bankruptcy of the seller would, however, expose a Fund to a possible loss because of adverse market action or delay in connection with the disposition of the underlying securities.  The securities held subject to a repurchase agreement may have stated maturities exceeding one year, provided the repurchase agreement itself matures in less than one year.

The repurchase price under the repurchase agreements generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement).  Securities subject to repurchase agreements will be held by the Funds’ custodian or in the Federal Reserve/Treasury book-entry system or other authorized securities depository.  Repurchase agreements are considered to be loans under the Investment Company Act of 1940, as amended (the “1940 Act”).

Investment Companies.  The Funds currently intend to limit their investments in securities issued by other investment companies so that, as determined immediately after a purchase of such securities is made:  (i) not more than 5% of the value of a Fund’s total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of a Fund’s total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund.

The Funds may invest from time to time in securities issued by other investment companies that invest in high-quality, short-term debt securities.  Securities of other investment companies will be acquired by the Funds within the limits prescribed by the 1940 Act.  As a shareholder of another investment company, a Fund would bear, along with other shareholders, a pro-rata portion of the other investment company’s expenses, including advisory fees, and such fees and other expenses will be borne indirectly by the Fund’s shareholders.  These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.

U.S. Government Obligations.  The Funds may invest in a variety of U.S. Treasury obligations including bonds, notes and bills that mainly differ only in their interest rates, maturities and time of issuance.  The Funds may also invest in other securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, such as obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”), General Services Administration, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation (“FHLMC”), Federal Intermediate Credit Banks, Maritime Administration, and Resolution Trust Corp.

Bank Obligations.  For purposes of the Funds’ investment policies with respect to bank obligations, the assets of a bank or savings institution will be deemed to include the assets of its domestic and foreign branches.  A Fund’s investments in the obligations of foreign branches of U.S. banks and of foreign banks may subject the Fund to investment risks (similar to those discussed below under “Foreign Securities”) that are different in some respects from those of investments in obligations of U.S. domestic issuers.  Such risks include future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest of such obligations.  In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and record keeping standards than those applicable to domestic branches of U.S. banks.

Restricted Securities.  The Funds may invest up to 15% of their net assets in securities that are illiquid at the time of purchase.  While these holdings may offer more potential for growth, they may present a higher degree of business and financial risk, which can result in substantial losses.  The Funds may have difficulty valuing these holdings and may be unable to sell these holdings at the time or price desired.  Restricted securities may include Rule 144A securities.  These securities are restricted securities that are eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”).  A Fund may treat a Rule 144A security as liquid if determined to be so under procedures adopted by the Company’s Board of Directors (the “Board”).

Borrowings and Reverse Repurchase Agreements.  The Funds may borrow money to the extent allowed (as described below) to meet shareholder redemptions from banks or through reverse repurchase agreements.  These strategies involve leveraging.  If the securities held by a Fund should decline in value while borrowings are outstanding, the Fund’s net asset value will decline in value by proportionately more than the decline in value suffered by the Fund’s securities.  As a result, a Fund’s net asset value may be subject to greater fluctuation until the borrowing is paid off.

Reverse repurchase agreements are considered to be borrowings under the 1940 Act.  At the time a Fund enters into a reverse repurchase agreement (an agreement under which the Fund sells portfolio securities and agrees to repurchase them at an agreed-upon date and price), the Fund will place in a segregated custodial account U.S. government securities or other liquid securities having a value equal to or greater than the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that such value is maintained.  Reverse repurchase agreements involve the risks that the interest income earned by a Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by the Fund may decline below the price of the securities it is obligated to repurchase and that the securities may not be returned to the Fund.

Equity Securities.  The Funds may invest up to 5% of their net assets in equity securities, including common stocks, preferred stocks, depositary receipts, warrants to purchase common and preferred stocks and securities convertible or exchangeable into common or preferred stocks.

Preferred Stocks.  The Funds, except the Intermediate Municipal Bond Fund, may invest in preferred stocks.  Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock but after bond owners.  Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default (such as a covenant default or filing of a bankruptcy petition) or other non-compliance by the issuer with the terms of the preferred stock.  Often, however, on the occurrence of any such event of default or non-compliance by the issuer, preferred stockholders will be entitled to gain representation on the issuer’s board of directors or increase their existing board representation.  In addition, preferred stockholders may be granted voting rights with respect to certain issues on the occurrence of any event of default.  The Funds will limit their investments in preferred stock to no more than 5% of their respective net assets.

When-Issued Purchases, Delayed Delivery and Forward Commitments.  The Funds may purchase or sell particular securities with payment and delivery taking place at a later date.  The price or yield obtained in a transaction may be less favorable than the price or yield available in the market when the securities delivery takes place.  When a Fund agrees to purchase securities on a when-issued or delayed delivery basis or enter into a forward commitment to purchase securities, its custodian will set aside cash or liquid securities equal to the amount of the commitment in a segregated account.  Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case a Fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the Fund’s commitments.  It may be expected that the market value of a Fund’s net assets will fluctuate to a greater degree when portfolio securities are set aside to cover such purchase commitments than when cash is set aside.  In the case of a forward commitment to sell portfolio securities, a Fund’s custodian will hold the portfolio securities themselves in a segregated account while the commitment is outstanding.  When-issued and forward commitment transactions involve the risk that the price or yield obtained in a transaction (and therefore the value of a security) may be less favorable than the price or yield (and therefore the value of a security) available in the market when the securities delivery takes place.

The Funds will make commitments to purchase securities on a when-issued basis or to purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities.  If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date.  In these cases, a Fund may realize capital gains or losses.

When the Funds engage in when-issued, delayed delivery and forward commitment transactions, the Funds rely on the other party to consummate the trade.  Failure of such party to do so may result in a Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

The market value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their market value, are taken into account when determining the net asset value of a Fund starting on the day the Fund agrees to purchase the securities.  A Fund does not earn interest on the securities the Fund has committed to purchase until they are paid for and delivered on the settlement date.  When a Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund’s assets.  Fluctuations in the market value of the underlying securities are not reflected in a Fund’s net asset value as long as the commitment remains in effect.

Mortgage-Backed and Asset-Backed Securities.  The Funds, except the Intermediate Municipal Bond Fund, may purchase residential and commercial mortgage-backed as well as other asset-backed securities (collectively called “asset-backed securities”) that are secured or backed by automobile loans, installment sale contracts, credit card receivables or other assets and are issued by entities such as GNMA, FNMA, FHLMC, commercial banks, trusts, financial companies, finance subsidiaries of industrial companies, savings and loan associations, mortgage banks and investment banks.  These securities represent interests in pools of assets in which periodic payments of interest and/or principal on the securities are made, thus, in effect passing through periodic payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities.

The average life of these securities varies with the maturities and the prepayment experience of the underlying instruments.  The average life of a mortgage-backed instrument may be substantially less than the original maturity of the mortgages underlying the securities as the result of scheduled principal payments and mortgage prepayments.  The rate of such mortgage prepayments, and hence the life of the security, will be a function of current market rates and current conditions in the relevant housing and commercial markets.  In periods of falling interest rates, the rate of mortgage prepayments tends to increase.  During such periods, the reinvestment of prepayment proceeds by a Fund will generally be at lower rates than the rates that were carried by the obligations that have been prepaid.  As a result, the relationship between mortgage prepayments and interest rates may give some high-yielding mortgage-related securities less potential for growth in value than non-callable bonds with comparable maturities.  In calculating the average weighted maturity of a Fund, the maturity of asset-backed securities will be based on estimates of average life.  There can be no assurance that these estimates will be accurate.

There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-backed securities and among the securities that they issue.  Mortgage-backed securities guaranteed by GNMA include GNMA Mortgage Pass-Through Certificates (also known as “Ginnie Maes”) which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States.  GNMA is a wholly owned U.S. government corporation within the Department of Housing and Urban Development.  Ginnie Maes also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee.  Mortgage-backed securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”) which are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the Treasury.  FNMA is a government-sponsored organization owned entirely by private stockholders.  Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA.  Mortgage-backed securities issued by the FHLMC include FHLMC Mortgage Participation Certificates (also known as “Freddie Macs” or “PCs”).  FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress.  Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank.  Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC.  FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans.  When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

As stated in the Prospectus for the Funds, mortgage-backed securities such as collateralized mortgage obligations (“CMOs”) may be purchased.  There are several types of mortgage-backed securities which provide the holder with a pro-rata interest in the underlying mortgages, and CMOs which provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities.  CMOs are issued in multiple classes and their relative payment rights may be structured in many ways.  In many cases, however, payments of principal are applied to the CMO classes in order of their respective maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier maturity date are paid in full.  The classes may include accrual certificates (also known as “Z-Bonds”), which do not accrue interest at a specified rate until other specified classes have been retired and are converted thereafter to interest-paying securities.  They may also include planned amortization classes (“PACs”) which generally require, within certain limits, that specified amounts of principal be applied to each payment date, and generally exhibit less yield and market volatility than other classes.  Investments in CMO certificates can expose a Fund to greater volatility and interest rate risk than other types of mortgage-backed obligations.  Prepayments on mortgage-backed securities generally increase with falling interest rates and decrease with rising interest rates; furthermore, prepayment rates are influenced by a variety of economic and social factors.  The Funds will invest less than 50% of its respective total assets in CMOs.

The yield characteristics of asset-backed securities differ from traditional debt securities.  A major difference is that the principal amount of the obligations may be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time.  As a result, if an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected may reduce yield to maturity, while a prepayment rate that is slower than expected may have the opposite effect of increasing yield to maturity.  Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments may increase, while slower than expected prepayments may decrease, yield to maturity.  Moreover, asset-backed securities may involve certain risks that are not presented by mortgage-backed securities arising primarily from the nature of the underlying assets (i.e., credit card and automobile loan receivables as opposed to real estate mortgages).  For example, credit card receivables are generally unsecured and may require the repossession of personal property upon the default of the debtor, which may be difficult or impracticable in some cases.

Asset-backed securities may be subject to greater risk of default during periods of economic downturn than other instruments.  Also, while the secondary market for asset-backed securities is ordinarily quite liquid, in times of financial stress the secondary market may not be as liquid as the market for other types of securities, which could result in a Fund experiencing difficulty in valuing or liquidating such securities.

In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans.  Like other fixed-income securities, when interest rates rise the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities.

Non-mortgage asset-backed securities do not have the benefit of the same security in the collateral as mortgage-backed securities.  Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to reduce the balance due on the credit cards.  Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations.  If the servicer were to sell these obligations to another party, there is the risk that the purchaser would acquire an interest superior to that of the holders of related automobile receivables.  In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables.  Therefore, there is a possibility that payments on the receivables together with recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

Variable Rate Medium Term Notes.  The Funds, except the Intermediate Municipal Bond Fund, may purchase variable rate medium term notes that provide for periodic adjustments in the interest rates.  The adjustments in interest rates reflect changes in an index (which may be the Lehman Brothers Intermediate Government/Credit Bond Index, the Lehman Brothers 1-3 year Government/Credit Bond Index, the Lehman Brothers U.S. Universal Bond Index, or the Lehman Brothers Aggregate Bond Index).

Stripped Securities.  The Funds, other than the Intermediate Municipal Bond Fund, may purchase participations in trusts that hold U.S. Treasury and agency securities (such as TIGRs and CATs) and also may purchase Treasury receipts and other “stripped” securities that evidence ownership in either the future interest payments or the future principal payments of U.S. government obligations.  These participations are issued at a discount to their “face value,” and may (particularly in the case of stripped mortgage-backed securities) exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

Bond Index.  In an effort to make a Fund’s duration and return comparable to those of its respective bond index, the Advisor will monitor the Fund’s portfolio and market changes.  The calculation of a Fund’s duration and average portfolio maturity will be based on certain estimates relating to the duration and maturity of the securities held by the Fund.  There can be no assurance that these estimates will be accurate or that the duration or average portfolio maturity of a Fund will always remain within the maximum limits described in the Prospectus.  The value of a Fund’s portfolio, as is generally the case with each bond index, can be expected to vary inversely from changes in prevailing interest rates.

Options Trading.  The Funds may purchase put and call options.  Option purchases by a Fund will not exceed 5% of the Fund’s net assets.  Such options may relate to particular securities or to various indices and may or may not be listed on a national securities exchange and issued by the Options Clearing Corporation.  This is a highly specialized activity that entails greater than ordinary investment risks, including the complete loss of the amount paid as premiums to the writer of the option.  Regardless of how much the market price of the underlying security or index increases or decreases, the option buyer’s risk is limited to the amount of the original investment for the purchase of the option.

However, options may be more volatile than the underlying securities or indices, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities.  In contrast to an option on a particular security, an option on an index provides the holder with the right to make or receive a cash settlement upon exercise of the option.  The amount of this settlement will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.

The Funds will engage in unlisted over-the-counter options only with broker/dealers deemed creditworthy by the Advisor.  Closing transactions in certain options are usually effected directly with the same broker/dealer that effected the original option transaction.  The Funds bear the risk that the broker/dealer will fail to meet its obligations.  There is no assurance that a liquid secondary trading market exists for closing out an unlisted option position.  Furthermore, unlisted options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation, which performs the obligations of its members who fail to perform in connection with the purchase or sale of options.

A call option gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security or index at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security.  The premium paid to the writer is in consideration for undertaking the obligations under the option contract.  A put option gives the purchaser the right to sell the underlying security or index at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security or index.  Put and call options purchased by a Fund will be valued at the last sale price or, in the absence of such a price, at the mean between bid and asked prices.

The Funds, other than the Intermediate Municipal Bond Fund, may purchase put options on portfolio securities at or about the same time that the Funds purchase the underlying security or at a later time.  By buying a put, a Fund limits the risk of loss from a decline in the market value of the security until the put expires.  Any appreciation in the value of and yield otherwise available from the underlying security, however, will be partially offset by the amount of the premium paid for the put option and any related transaction costs.  Call options may be purchased by a Fund in order to acquire the underlying security at a later date at a price that avoids any additional cost that would result from an increase in the market value of the security.  A call option may also be purchased to increase a Fund’s return to investors at a time when the call is expected to increase in value due to anticipated appreciation of the underlying security.  Prior to its expiration, a purchased put or call option may be sold in a “closing sale transaction” (a sale by a Fund, prior to the exercise of the option that the Fund has purchased, of an option of the same series), and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the option plus the related transaction costs.  In addition, the Funds, other than the Intermediate Municipal Bond Fund, may sell covered call options listed on a national securities exchange.  Such options may relate to particular securities or to various indices.  A call option on a security is covered if a Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount as required are held in a segregated account by its custodian) upon conversion or exchange of other securities held by the Fund.  A call option on an index is covered if a Fund maintains with its custodian cash or cash equivalents equal to the contract value.  A call option is also covered if a Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the difference is maintained by the Fund in cash or cash equivalents in a segregated account with its custodian.  The aggregate value of a Fund’s assets subject to covered options written by the Fund will not exceed 5% of the value of its net assets.

A Fund’s obligations under a covered call option written by the Fund may be terminated prior to the expiration date of the option by the Fund executing a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying security or index, exercise price and expiration date) as the option previously written.  Such a purchase does not result in the ownership of an option.  A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying security from being called, to permit the sale of the underlying security or to permit the writing of a new option containing different terms.  The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event a Fund will have incurred a loss in the transaction.  An option position may be closed out only on an exchange that provides a secondary market for an option of the same series.  There is no assurance that a liquid secondary market on an exchange will exist for any particular option.  A covered call option writer, unable to effect a closing purchase transaction, will not be able to sell an underlying security until the option expires or the underlying security is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline during such period.  A Fund will write an option on a particular security only if the Advisor believes that a liquid secondary market will exist on an exchange for options of the same series which will permit the Fund to make a closing purchase transaction in order to close out its position.

By writing a covered call option on a security, a Fund foregoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price except insofar as the premium represents such a profit, and it is not able to sell the underlying security until the option expires or is exercised or the Fund effects a closing purchase transaction by purchasing an option of the same series.  Except to the extent that a written call option on an index is covered by an option on the same index purchased by a Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of securities held by the Fund during the period the option was outstanding.  The use of covered call options will not be a primary investment technique of the Funds.  When a Fund writes a covered call option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund’s statement of assets and liabilities.  The amount of the liability will be subsequently marked-to-market to reflect the current value of the option written.  The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices.  If an option expires on the stipulated expiration date or if a Fund enters into a closing purchase transaction, the Fund will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the liability related to such option will be eliminated.  Any gain on a covered call option on a security may be offset by a decline in the market price of the underlying security during the option period.  If a covered call option on a security is exercised, a Fund may deliver the underlying security held by the Fund or purchase the underlying security in the open market.  In either event, the proceeds of the sale will be increased by the net premium originally received, and a Fund will realize a gain or loss.  Premiums from expired options written by a Fund and net gains from closing purchase transactions are treated as short-term capital gains for federal income tax purposes, and losses on closing purchase transactions are short-term capital losses.

As noted previously, there are several risks associated with transactions in options on securities and indices.  These risks include (i) an imperfect correlation between the change in market value of the securities a Fund holds and the prices of options relating to the securities purchased or sold by the Fund; and (ii) the possible lack of a liquid secondary market for an option.  A decision as to whether, when and how to use options involves the exercise of skill and judgment, and a transaction may be unsuccessful to some degree because of market behavior or unexpected events.

Futures Contracts and Related Options.  The Advisor may determine that it would be in the best interest of a Fund to purchase or sell futures contracts, or options thereon, as a hedge against changes resulting from market conditions in the value of the securities held by the Fund, or of securities which the Fund intends to purchase to maintain liquidity, to have fuller exposure to price movements in the respective bond index or to reduce transaction costs.  For example, a Fund may enter into transactions involving a bond or stock index futures contract, which is a bilateral agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value (which assigns relative values to the securities included in the index) at the close of the last trading day of the contract and the price at which the futures contract is originally struck.  No physical delivery of the underlying bonds or stocks in the index is made.  The Advisor may also determine that it would be in the interest of the Fund to purchase or sell interest rate futures contracts, or options thereon, which provide for the future delivery of specified fixed-income securities.

A bond or stock index assigns relative values to the securities included in the index and the index fluctuates with changes in the market values of the securities included.  Futures contracts are traded on organized exchanges regulated by the Commodity Futures Trading Commission (the “CFTC”).  Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.

The Funds may sell index futures contracts.  The Funds may do so either to hedge the value of their portfolios as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold.  Conversely, the Funds may purchase index futures contracts.  In a substantial majority of these transactions, the Funds will purchase such securities upon termination of the long futures position, but a long futures position may be terminated without a corresponding purchase of securities.

In addition, the Funds may utilize index futures contracts in anticipation of changes in the composition of their portfolio holdings.  For example, in the event that a Fund expects to narrow the range of industry groups represented in its holdings, it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group.  The Fund may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of the portfolio will decline prior to the time of sale.

Risks associated with the use of futures contracts and options on futures include (a) imperfect correlation between the change in market values of the securities held by a Fund and the prices of related futures contracts and options on futures purchased or sold by the Fund, and (b) the possible lack of a liquid secondary market for futures contracts (or related options) and the resulting inability of the Fund to close open futures positions, which could have an adverse impact on the Fund’s ability to hedge.

Positions in futures contracts may be closed out only on an exchange that provides a secondary market for such futures.  However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time.  Thus, it may not be possible to close a futures position.  In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin.  In such situations, if a Fund has insufficient cash, it may have to sell portfolio holdings to meet daily margin requirements at a time when it may be disadvantageous to do so.  In addition, a Fund may be required to make delivery of the instruments underlying futures contracts it holds.  The inability to close options and futures positions also could have an adverse impact on a Fund’s ability to effectively hedge.

Successful use of futures by the Funds is also subject to the Advisor’s ability to correctly predict movements in the direction of the market.  For example, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because the Fund will have approximately equal offsetting losses in its futures positions.  In addition, in some situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements.  Such sales of securities may be, but will not necessarily be, at increased prices that reflect the rising market.  A Fund may have to sell securities at a time when it may be disadvantageous to do so.

Unlike when the Funds purchase or sell a security, no price is paid or received by the Funds upon the purchase or sale of a futures contract.  Initially, in accordance with the terms of the exchange on which such futures contract is traded, a Fund may be required to deposit with the broker or in a segregated account with the Fund’s custodian an amount of cash or cash equivalents, the value of which may vary but is generally equal to 10% or less of the value of the contract.  This amount is known as initial margin.  The initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied.  Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying security or index fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking to the market.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and extremely high degree of leverage involved in futures pricing.  As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor.  For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out.  A 15% decrease would result in a loss equal to 150% of the original margin deposit, before any deduction for the transaction costs, if the contract were closed out.  Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract.

Utilization of futures transactions by a Fund involves the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option.

Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day.  The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session.  Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit.  The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions.  Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

In connection with a futures transaction, unless the transaction is covered in accordance with the Securities and Exchange Commission (the “SEC”) positions, a Fund will maintain a segregated account with its custodian or sub-custodian consisting of cash or liquid securities equal to the entire amount at risk (less margin deposits) on a continuous basis.  The Company has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with Rule 4.5 under the Commodity Exchange Act (the “CEA”) and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market).  In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.  Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities.  In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract.  Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs).

The Funds intend to limit their transactions in futures contracts and related options so that not more than 5% of a Fund’s respective net assets are at risk.

Foreign Securities.  The Funds may invest up to 20% of their respective net assets at the time of purchase in dollar-denominated debt obligations of foreign issuers.  Such securities may be subject to greater fluctuations in price than securities of domestic corporations.  In addition, there may be less publicly available information about a foreign company than about a domestic company.  Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies.  With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments, which could affect investment in those countries.

Zero Coupon Bonds.  Zero coupon obligations have greater price volatility than coupon obligations and will not result in the payment of interest until maturity, provided that a Fund will purchase such zero coupon obligations only if the likely relative greater price volatility of such zero coupon obligations is not inconsistent with the Fund’s investment objective.  Although zero coupon securities pay no interest to holders prior to maturity, interest on these securities is reported as income to a Fund and distributed to its shareholders.  These distributions must be made from a Fund’s cash assets or, if necessary, from the proceeds of sales of portfolio securities.  Additional income producing securities may not be able to be purchased with cash used to make such distributions and its current income ultimately may be reduced as a result.

Guaranteed Investment Contracts.  The Funds, except the Intermediate Municipal Bond Fund, may make limited investments in guaranteed investment contracts (“GICs”) issued by highly rated U.S. insurance companies.  Pursuant to such contracts, a Fund makes cash contributions to a separate account of the insurance company that has been segregated from the general assets of the issuer.  The insurance company then pays to a Fund, at the end of the contract, an amount equal to the cash contributions adjusted for the total return of an index.  A GIC is a separate account obligation of the issuing insurance company.  A Fund will only purchase GICs from issuers which, at the time of purchase, are rated A or higher by Moody’s or S&P, have assets of $1 billion or more and meet quality and credit standards established by the Advisor.  Generally, GICs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in GICs does not currently exist.  Therefore, GICs are considered by the Fund to be subject to the 15% limitation on illiquid investments.  Generally, a GIC allows a purchaser to buy an annuity with the money accumulated under the contract; however, a Fund will not purchase any such annuities.

Small Companies and Unseasoned Issuers.  Small companies in which the Funds may invest may have limited product lines, markets, or financial resources, or may be dependent upon a small management group, and their securities may be subject to more abrupt or erratic market movements than larger, more established companies, both because their securities are typically traded in lower volume and because the issuers are typically subject to a greater degree of change in their earnings and prospects.

Temporary Strategies

In limited circumstances, to retain the flexibility to respond promptly to changes in market, economic or political conditions or in the case of unusually large cash inflows or redemptions, the Advisor may invest up to 100% of a Fund’s total assets in cash or similar investments (such as U.S. Government securities, repurchase agreements, commercial paper or certificates of deposit).  When a Fund takes a temporary position, the Fund may not achieve its investment objective.

Other Investment Considerations – Intermediate Municipal Bond Fund

The Fund’s cash balances may be invested in short-term municipal notes and tax-exempt commercial paper, as well as municipal bonds with remaining maturities of thirteen months or less and securities issued by other investment companies which invest in high quality, short-term municipal debt securities.  The value of the Fund’s portfolio can be expected to vary inversely to changes in prevailing interest rates.

From time to time, on a temporary defensive basis due to market conditions, the Fund may hold without any limitation uninvested cash reserves and invest without any limitations in high quality, short-term taxable money market obligations in such proportions as in the opinion of the Advisor, prevailing market or economic conditions warrant.  Uninvested cash reserves will not earn income.  Taxable obligations acquired by the Fund will not exceed under normal conditions 20% of the Fund’s net assets at the time of purchase.

Municipal Obligations.  Municipal obligations which may be acquired by the Fund include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to public institutions and facilities.

Opinions relating to the validity of municipal obligations and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance.  Neither the Fund nor the Advisor will review the proceedings relating to the issuance of municipal obligations or the basis for such opinions.

Certain of the municipal obligations held by the Fund may be insured at the time of issuance as to the timely payment of principal and interest.  The insurance policies will usually be obtained by the issuer of the municipal obligation at the time of its original issuance.  In the event that the issuer defaults on interest or principal payment, the insurer will be notified and will be required to make payment to the bondholders.  There is, however, no guarantee that the insurer will meet its obligations.  In addition, such insurance will not protect against market fluctuations caused by changes in interest rates and other factors, including credit downgrades, supply and demand.  The Fund may, from time to time, invest more than 25% of its assets in municipal obligations covered by insurance policies.

The payment of principal and interest on most securities purchased by the Fund will depend upon the ability of the issuers to meet their obligations.  An issuer’s obligations under its municipal obligations are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes.  The power or ability of an issuer to meet its obligations for the payment of interest on, and principal of, its municipal obligations may be materially adversely affected by litigation or other conditions.

Certain types of municipal obligations (private activity bonds) have been or are issued to obtain funds to provide privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal.  Private activity bonds are also issued on behalf of privately held or publicly owned corporations in the financing of commercial or industrial facilities.  State and local governments are authorized in most states to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities.  The principal and interest on these obligations may be payable from the general revenues of the users of such facilities.

Municipal obligations purchased by the Fund may be backed by letters of credit issued by foreign and domestic banks and other financial institutions.  Such letters of credit are not necessarily subject to federal deposit insurance and adverse developments in the banking industry could have a negative effect on the credit quality of the Fund’s portfolio securities and its ability to maintain a stable net asset value and share price.  Letters of credit issued by foreign banks, like other obligations of foreign banks, may involve certain risks in addition to those of domestic obligations.

The Fund may purchase put options on municipal obligations.  A put gives the Fund the right to sell a municipal obligation at a specified price at any time before a specified date.  A put will be sold, transferred or assigned only with the related municipal obligation.  The Fund will acquire puts only to enhance liquidity, shorten the maturity of the related municipal security or permit the Fund to invest its assets at more favorable rates.  The aggregate price of a security subject to a put may be higher than the price which otherwise would be paid for the security without such an option, thereby increasing the security’s cost and reducing its yield.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal obligations.  For example, under the Tax Reform Act of 1986, interest on certain private activity bonds must be included in an investor’s alternative minimum taxable income, and corporate investors must include all tax-exempt interest in their federal alternative minimum taxable income.  The Company cannot, of course, predict what legislation, if any, may be proposed in the future as regards the income tax status of interest on municipal obligations, or which proposals, if any, might be enacted.  Such proposals, while pending or if enacted, might materially and adversely affect the availability of municipal obligations for investment by the Fund and the liquidity and value of the Fund’s portfolio.  In such an event, the Company would reevaluate the Fund’s investment objective and policies and consider possible changes in its structure or possible dissolution.

Municipal Lease Obligations.  As stated in the Prospectus, the Fund may acquire municipal lease obligations that are issued by a state or local government authority to acquire land and a wide variety of equipment and facilities. These obligations typically are not fully backed by the municipality’s credit, and their interest may become taxable if the lease is assigned.  If the funds are not appropriated for the following year’s lease payments, the lease may terminate, with the possibility of default on the lease obligation and significant loss to the Fund.  Certificates of participation in municipal lease obligations or installment sale contracts entitle the holder to a proportionate interest in the lease-purchase payments made.  The Advisor determines and monitors the liquidity of municipal lease obligations (including certificates of participation) under guidelines approved by the Board requiring the Advisor to evaluate the credit quality of such obligations and report on the nature of and the Fund’s trading experience in the municipal lease market.  Under the guidelines, municipal lease obligations that are not readily marketable and transferable are treated as illiquid.  In making a determination that a municipal lease obligation is liquid, the Advisor may consider, among other things (i) whether the lease can be canceled; (ii) the likelihood that the assets represented by the lease can be sold; (iii) the strength of the lessee’s general credit; (iv) the likelihood that the municipality will discontinue appropriating funds for the leased property because the property is no longer deemed essential to the operations of the municipality; and (v) availability of legal recourse in the event of failure to appropriate.  The Fund will not knowingly invest more than 15% of the value of its net assets in securities, including municipal leases, that are illiquid.

Stand-By Commitments.  The Fund may acquire “stand-by commitments” with respect to municipal obligations held in its portfolio.  Under a “stand-by commitment” a dealer agrees to buy from the Fund, at the Fund’s option, specified municipal obligations at a specified price.  “Stand-by commitment” acquired by the Fund may also be referred to in this Statement of Additional Information as “put” options.

The amount payable to the Fund upon its exercise of a “stand-by commitment” is normally (i) the Fund’s acquisition cost of the municipal obligations (excluding any accrued interest which the Fund paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period.  A stand-by commitment may be sold, transferred or assigned by the Fund only with the instrument involved.

The Fund expects that “stand-by commitments” will generally be available without the payment of any direct or indirect consideration.  However, if necessary or advisable, the Fund may pay for a “stand-by commitment” either separately in cash or by paying a higher price for the portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities).  The total amount paid in either manner for outstanding “stand-by commitments” held by the Fund will not exceed 1/2 of 1% of the value of its total assets calculated immediately after each “stand-by commitment” is acquired.

The Fund intends to enter into “stand-by commitments” only with dealers, banks and broker/dealers which, in the Advisor’s opinion, present minimal credit risks.  The Fund’s reliance upon the credit of these dealers, banks and broker/dealers is secured by the value of the underlying municipal obligations that are subject to a commitment.

The Fund would acquire “stand-by commitments” solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.  The acquisition of a “stand-by commitment” would not affect the valuation or assumed maturity of the underlying municipal securities, which would continue to be valued in accordance with the ordinary method of valuation employed by the Fund.  “Stand-by commitment” which would be acquired by the Fund would be valued at zero in determining net asset value.  Where the Fund paid any consideration directly or indirectly for a “stand-by commitment” its cost would be reflected as unrealized depreciation for the period during which the commitment was held by the Fund.

Variable and Floating Rate Instruments.  Municipal obligations purchased by the Fund may include variable and floating rate instruments issued by industrial development authorities and other governmental entities.  If such instruments are unrated, they will be determined by the Fund’s Advisor (under the supervision of the Board) to be of comparable quality at the time of purchase to investment grade.  While there may be no active secondary market with respect to a particular variable or floating rate demand instrument purchased by the Fund, the Fund may (at any time or during specified periods not exceeding thirteen months, depending upon the instrument involved) demand payment in full of the principal of the instrument and has the right to resell the instrument to a third party.  The absence of such an active secondary market, however, could make it difficult for the Fund to dispose of a variable or floating rate demand instrument if the issuer defaulted on its payment obligation or during periods that the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss with respect to such instruments.

With respect to the variable and floating rate instruments that may be acquired by the Fund, the Advisor will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instrument is subject to a demand feature, will monitor their financial status to meet payment on demand.  In determining average weighted portfolio maturity, an instrument will usually be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the time the Fund can recover payment of principal as specified in the instrument.  Variable U.S. government obligations held by the Fund, however, will be deemed to have maturities equal to the period remaining until the next interest rate adjustment.

Other Investment Considerations — Core Plus Bond Fund

Non-Investment Grade Debt Securities (High Yield or Junk Bonds).  The Fund may invest up to 20% of its net assets in non-investment grade bonds.  While generally offering higher yields than investment grade securities with similar maturities, non-investment grade debt securities involve greater risks, including the possibility of default or bankruptcy.  They are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.  The special risk considerations in connection with investments in these securities are discussed below.

Effect of Interest Rates and Economic Changes.  All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise.  The market values of non-investment grade debt securities tend to reflect individual corporate developments to a greater extent than do higher rated debt securities, which react primarily to fluctuations in the general level of interest rates.  Non-investment grade debt securities also tend to be more sensitive to economic conditions than are higher-rated securities.  As a result, they generally involve more credit risks than securities in the higher-rated categories.  During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of non-investment grade debt securities may experience financial stress and may not have sufficient revenues to meet their payment obligations.  The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors.  Further, if the issuer of a non-investment grade debt security defaulted, the Fund might incur additional expenses to seek recovery.  Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in the Fund’s net asset value.

Payment Expectations.  Non-investment grade debt securities typically contain redemption, call or prepayment provisions which permit the issuer of such securities containing such provisions to redeem the securities at its discretion.  During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate.  To the extent an issuer is able to refinance the securities, or otherwise redeem them, the Fund may have to replace the securities with a lower yielding security, which could result in a lower return for the Fund.

Credit Ratings.  Credit ratings issued by credit-rating agencies evaluate the safety of principal and interest payments of rated securities.  They do not, however, evaluate the market value risk of non-investment grade debt securities and, therefore may not fully reflect the true risks of an investment.  In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security.  Consequently, credit ratings are used only as a preliminary indicator of investment quality.  Investments in non-investment grade debt securities will be more dependent on the Advisor’s credit analysis than would be the case with investments in investment-grade debt securities.  The Advisor employs its own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer’s sensitivity to economic conditions, its operating history and the current trend of earnings.  The Advisor continually monitors the Fund’s investments and carefully evaluates whether to dispose of or to retain non-investment grade debt securities whose credit ratings or credit quality may have changed.

Liquidity and Valuation.  The Fund may have difficulty disposing of certain non-investment grade debt securities because there may be a thin trading market for such securities.  Because not all dealers maintain markets in all non-investment grade debt securities there is no established retail secondary market for many of these securities.  The Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors.  To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities.  The lack of a liquid secondary market may have an adverse impact on the market price of the security.  The lack of a liquid secondary market for certain securities may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund.  Market quotations are generally available on many non-investment grade debt securities issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.  During periods of thin trading, the spread between bid and asked prices is likely to increase significantly.  In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of non-investment grade debt securities, especially in a thinly traded market.

Portfolio Turnover

Each Fund may sell a portfolio investment soon after its acquisition if the Advisor believes that such a disposition is consistent with attaining the investment objective of the Fund.  Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments.  A high rate of portfolio turnover (over 100%) may involve correspondingly greater transaction costs, which must be borne directly by the Fund and ultimately by its shareholders.  High portfolio turnover may result in the realization of substantial net capital gains.  To the extent short-term capital gains are realized, distributions attributable to such gains will be ordinary income for federal income tax purposes.  The table below shows the portfolio turnover rate for each Fund for the fiscal periods ended December 31, 2004, 2003 and 2002, if applicable.

Portfolio turnover rate for:	Fiscal Year Ended December 31, 2004	Fiscal Year Ended December 31, 2003	Fiscal Year Ended December 31, 2002

Intermediate Bond Fund	44.8%	64.4%	41.1%
Aggregate Bond Fund	72.6%	106.7%	51.2%
Short-Term Bond Fund(1)	16.7%(2)	N/A	N/A
Intermediate Municipal Bond Fund	4.2%	17.7%	32.6%
Core Plus Bond Fund	52.5%	103.1%	66.8%

_________________

(1)The Short-Term Bond Fund commenced operations on August 31, 2004.

(2) Not annualized.

INVESTMENT OBJECTIVES AND LIMITATIONS

Investment Objectives

The investment objective of a Fund cannot be changed without shareholder approval, which requires the approval of a “majority of the Fund’s outstanding voting securities,” as defined below.

Fundamental Investment Limitations

The Funds are subject to the fundamental investment limitations enumerated in this subsection, which may be changed only by a vote of the holders of a majority of the Fund’s outstanding voting securities.  A “majority of the outstanding voting securities” of a Fund means the lesser of (1) 67% of the shares of common stock of the Fund represented at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Fund.

Each Fund:

1.

May not, with respect to 75% of its total assets, purchase the securities of any one issuer (except securities issued or guaranteed by the U.S. government, or its agencies or instrumentalities) if, as a result, (i) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

2.

May (i) borrow from banks for temporary or emergency purposes (but not for leveraging or the purchase of investments), and (ii) make other investments or engage in other transactions permissible under the 1940 Act, which may involve a borrowing, including borrowing through reverse repurchase agreements, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Fund’s total assets (including the amount borrowed), less the Fund’s liabilities (other than borrowings).  If the amount borrowed at any time exceeds 33 1/3% of the Fund’s total assets, the Fund will, within three days thereafter (not including Sundays, holidays and any longer permissible period), reduce the amount of the borrowings such that the borrowings do not exceed 33 1/3% of the Fund’s total assets.  The Fund may also borrow money from other persons to the extent permitted by applicable laws.

3.

May not issue senior securities, except as permitted under the 1940 Act.

4.

May not act as an underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the 1933 Act, in connection with the purchase and sale of portfolio securities.

5.

May not purchase or sell physical commodities unless acquired as a result of ownership of other securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

6.

May not make loans if, as a result, more than 33 1/3% of the Fund’s total assets would be lent to other persons, except through (i) purchases of debt securities or other debt instruments, or (ii) engaging in repurchase agreements.

7.

May not purchase the securities of any issuer if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of issuers, the principal business activities of which are in the same industry; provided, however, that with regard to the Intermediate Municipal Bond Fund, there is no limitation with respect to instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions and repurchase agreements secured by such instruments.

8.

May not purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

9.

With respect to the Intermediate Municipal Bond Fund, may not invest less than 80% of its net assets in securities the interest on which is exempt from federal income tax, except during defensive periods or during unusual market conditions.  For purposes of this fundamental policy, municipal obligations that are subject to federal alternative minimum tax are considered taxable.

With respect to investment limitation No. 8, as it relates to the Intermediate Municipal Bond Fund, real estate shall include real estate mortgages.  Although the foregoing investment limitations would permit the Intermediate Municipal Bond Fund to invest in options, futures contracts, options on futures contracts and engage in securities lending, the Fund, during the current fiscal year, does not intend to trade in such instruments (except that the Fund may purchase put options on municipal obligations) or lend portfolio securities.  Prior to engaging in any such transactions, the Fund will provide its shareholders with notice and add any additional descriptions concerning the instruments to the Prospectus and this SAI as may be required.

Unless noted otherwise, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in the Fund’s assets (i.e., due to cash inflows or redemptions) or in market value of the investment or the Fund’s assets will not constitute a violation of that restriction.  This does not, however, apply to the borrowing policy set forth above.

With respect to Fundamental Investment Limitation No. 3, the 1940 Act permits the Funds to enter into options, futures contracts, forward contracts, repurchase agreements and reverse repurchase agreements provided that these types of transactions are covered in accordance with SEC positions.

Non-Fundamental Investment Limitations

The following are the Funds’ non-fundamental operating policies, which may be changed by the Board without shareholder approval.

Each Fund may not:

1.

Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, or unless it covers such short sale as required by the current rules and positions of the SEC or its staff, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

2.

Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts, or other derivative instruments shall not constitute purchasing securities on margin.

3.

Purchase securities of other investment companies except in compliance with the 1940 Act and applicable state law.

4.

Make any loans, except through (i) purchases of debt securities or other debt instruments, or (ii) engaging in repurchase agreements.

5.

Borrow money except from banks or through reverse repurchase agreements or mortgage dollar rolls, and will not purchase securities when bank borrowings exceed 5% of its total assets.

6.

With respect to each of the Intermediate Bond Fund, the Short-Term Bond Fund, the Aggregate Bond Fund and the Core Plus Bond Fund, make any change in the Fund’s investment policy of investing at least 80% of its net assets in the investments suggested by the Fund’s name without first providing the Fund’s shareholders with at least 60 days’ prior notice.

Each Fund’s non-fundamental investment policies listed above may be changed with the approval of the Company’s Board.  Unless noted otherwise, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in the Fund’s assets (i.e., due to cash inflows or redemptions) or in market value of the investment or the Fund’s assets will not constitute a violation of that restriction.  This does not, however, apply to the borrowing policy set forth above.

NET ASSET VALUE

Shares of the Funds are sold on a continual basis at the net asset value next computed following receipt of an order in proper form by a dealer, the Funds’ distributor, Robert W. Baird & Co. Incorporated (the “Distributor”), or U.S. Bancorp Fund Services, LLC (the “Transfer Agent”).

The net asset value per share of a Fund is calculated separately for the Investor Class shares and Institutional Class shares by adding the value of all portfolio securities and other assets per class (including interest or dividend accrued, but not yet collected), subtracting the liabilities, and dividing the result by the number of outstanding shares of that class.  The result, rounded to the nearest cent, is the net asset value per share.

When determining net asset value, expenses are accrued and applied daily.  Common stocks and other equity-type securities are valued at the last sales price on the national securities exchange on which such securities are primarily traded, and with respect to equity securities traded on Nasdaq, such securities are valued using the Nasdaq Official Closing Price.  However, securities traded on a national securities exchange or Nasdaq for which there were no transactions on a given day, and securities not listed on a national securities exchange or Nasdaq, are valued at the average of the most recent bid and asked prices.  Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of the Company or its delegate.  The Board may approve the use of pricing services to assist the Funds in the determination of net asset value.  All money market instruments held by a Fund will be valued on an amortized cost basis.  The calculation of the net asset value of a Fund may not take place contemporaneously with the determination of the prices of portfolio securities used in such calculation.  Events affecting the values of portfolio securities that occur between the time their prices are determined and 3:00 p.m. Central time, and at other times, may not be reflected in the calculation of net asset value of the Funds.  The New York Stock Exchange (the “Exchange”) is currently closed on the following holidays:  New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

An example of how each Fund (other than the Short-Term Bond Fund, which does not have any Investor Class shares issued and outstanding) calculated its total net asset value per share as of December 31, 2004 for the Investor Class shares is as follows:

	Net Assets	=	Net Asset Value per share
	Shares Outstanding

Intermediate Bond Fund	$3,012,328 270,605	=	$11.13

Aggregate Bond Fund	$708,858 64,721	=	$10.95

Intermediate Municipal Bond Fund	$4,611,766 419,482	=	$10.99

Core Plus Bond Fund	$125,847 11,848	=	$10.62

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Fees for Certain Shareholder Services.  Shareholder organizations or institutions may be paid by the Funds for advertising, distribution or shareholder services.  Depending on the terms of the particular account, shareholder organizations or institutions also may charge their customers fees for automatic investment, redemption and other services provided.  Such fees may include, for example, account maintenance fees, compensating balance requirements or fees based upon account transactions, assets or income.  Shareholder organizations or institutions are responsible for providing information concerning these services and any charges to any customer who must authorize the purchase of Fund shares prior to such purchase.

Suspension of Redemption Right.  Under the 1940 Act, the Funds may suspend the right of redemption or postpone the date of payment for shares during any period when (a) trading on the Exchange is restricted by applicable rules and regulations of the SEC; (b) the Exchange is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC.  (The Funds may also suspend or postpone the recording of the transfer of their shares upon the occurrence of any of the foregoing conditions.)

Redemption in Kind.  The Company has filed an election pursuant to Rule 18f-1 under the 1940 Act which provides that each Fund is obligated to redeem shares solely in cash up to $250,000 or 1% of the net asset value of the class of shares of the Fund being redeemed, whichever is less, for any one shareholder within a 90-day period.  Any redemption beyond this amount may be made in assets other than cash.

Involuntary Redemptions.  In addition to the situations described in the Funds’ Prospectus under “General Transaction Policies,” a Fund may redeem shares involuntarily when appropriate under the 1940 Act, such as to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Fund shares as provided in the Fund’s Prospectus.

Exchange Privilege.  By use of the exchange privilege, shareholders authorize the Transfer Agent to act on exchange instructions received in writing or by telephone from any person representing himself to be the shareholder, or, in some cases, the shareholder’s registered representative or account representative of record, and believed by the Transfer Agent to be genuine.  The Transfer Agent’s records of such instructions are binding.  The exchange privilege may be modified or terminated at any time upon notice to shareholders.

Shares in a Fund from which the shareholder is withdrawing an investment will be redeemed at the net asset value per share next determined on the date of receipt.  Shares of the new Fund into which the shareholder is investing will be purchased at the net asset value per share next determined after acceptance of the request by the Fund’s Transfer Agent in accordance with the policies for accepting investments.  Exchanges of shares will be available only in states where they may legally be made.

Automatic Investment Plan.  The Investor Class and Institutional Class shares of the Funds offer an Automatic Investment Plan whereby a shareholder may automatically make purchases of shares of a Fund on a regular, monthly or quarterly basis ($500 minimum per transaction).  Under the Automatic Investment Plan, a shareholder’s designated bank or other financial institution debits a preauthorized amount from the shareholder’s account each month or quarter and applies the amount to the purchase of Fund shares.  The Automatic Investment Plan must be implemented with a financial institution that is a member of the Automated Clearing House.  No service fee is currently charged by a Fund for participation in the Automatic Investment Plan.

The Automatic Investment Plan permits an investor to use “Dollar Cost Averaging” in making investments.  Instead of trying to time market performance, a fixed dollar amount is invested in Fund shares at predetermined intervals.  This may help investors reduce their average cost per share because the agreed upon fixed investment amount allows more Fund shares to be purchased during periods of lower Fund share prices and fewer Fund shares to be purchased during periods of higher Fund share prices.  In order to be effective, Dollar Cost Averaging should usually be followed on a sustained, consistent basis.  Investors should be aware, however, that Fund shares bought using Dollar Cost Averaging are purchased without regard to their price on the day of investment or to market trends.  Dollar Cost Averaging does not assure a profit and does not protect against losses in a declining market.  In addition, while investors may find Dollar Cost Averaging to be beneficial, it will not prevent a loss if an investor ultimately redeems his Fund shares at a price that is lower than their purchase price.

Systematic Withdrawal Plan.  The Funds offer shareholders a Systematic Withdrawal Plan, which allows a shareholder who owns shares of a Fund worth at least $5,000 at current net asset value at the time the shareholder initiates the Systematic Withdrawal Plan to designate that a fixed sum ($50 minimum per transaction) be distributed to the shareholder or as otherwise directed at regular intervals.

In-Kind Payments.  Payment for shares of a Fund may, in the discretion of the Fund, be made in the form of securities that are permissible investments for the Fund as described in its Prospectus.  For further information about this form of payment, contact the Funds (toll-free) at 1-866-44BAIRD.  In connection with an in-kind securities payment, a Fund will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Fund; that the Fund receives satisfactory assurances that it will have good and marketable title to the securities received by it; that the securities be in proper form for transfer to the Fund; that adequate information be provided to the Fund concerning certain tax matters relating to the securities; and that the amount of the purchase be at least $1,000,000.

Individual Retirement Accounts (Investor Class Only).  The Company has available a plan (the “Traditional IRA”) for use by individuals with earned income who wish to use shares of a Fund as a funding medium for individual retirement saving.  However, except for rollover contributions, an individual who has attained, or will attain, age 70 ½ before the end of the taxable year may only contribute to a Traditional IRA for his or her nonworking spouse under age 70 ½.

The Company also has available a Roth Individual Retirement Account (the “Roth IRA”) for retirement saving for use by individuals with earned income.  A single individual with adjusted gross income of up to $110,000 may contribute to a Roth IRA (for married couples filing jointly, the adjusted gross income limit is $160,000), and contributions may be made even after the Roth IRA owner has attained age 70 ½, as long as the account owner has earned income.

The Company permits certain employers (including self-employed individuals) to make contributions to employees’ Traditional IRAs if the employer establishes a Simplified Employee Pension (“SEP”) plan and/or a Salary Reduction SEP (“SARSEP”).  Although SARSEPs may not be established after 1996, employers may continue to make contributions to SARSEPs established before January 1, 1997, under the pre-1997 federal tax law.

Savings Incentive Match Plan for Employees of Small Employers (Investor Class Only).  The Company also has available a simplified tax-favored retirement plan for employees of small employers (a “SIMPLE IRA Plan”).  If an employer establishes a SIMPLE IRA Plan, contributions under the Plan are made to eligible employees’ SIMPLE Individual Retirement Accounts (“SIMPLE IRAs”).  Each eligible employee may choose to defer a percentage of his or her pre-tax compensation to the employee’s SIMPLE IRA.  The employer must generally make an annual matching contribution to the SIMPLE IRA of each eligible employee equal to the employee’s salary reduction contributions, up to a limit of 3% of the employee’s compensation.  Alternatively, the employer may make an annual non-discretionary contribution to the SIMPLE IRA of each eligible employee equal to 2% of each employee’s compensation.

In the SIMPLE IRA Plan and in Traditional and Roth IRAs, distributions of net investment income and capital gains will be automatically reinvested.

The foregoing brief descriptions are not complete or definitive explanations of the SIMPLE IRA Plan, the Traditional IRA, or the Roth IRA available for investment in the Funds.  Any person who wishes to establish a retirement plan account may do so by contacting the Funds (toll-free) at 1-866-44BAIRD.  The complete Plan documents and applications will be provided to existing or prospective shareholders upon request, without obligation.  The Company recommends that investors consult their attorneys or tax advisors to determine if the retirement programs described herein are appropriate for their needs.

DESCRIPTION OF SHARES

The Company’s Articles of Incorporation authorize the Board to issue an indefinite number of shares of common stock, $.01 par value per share, which is classified into a total of eight series (five of which are listed below) (each, a “series” or “fund”).  Each series is divided into two classes designated as Investor Class shares and Institutional Class shares (each, a “Class”) and consists of the number of shares set forth next to its Fund name in the table below:

Class of Common Stock	Fund in which Stock Represents Interest	Number of Authorized Shares in Each Series

Investor Class	Intermediate Bond Fund	Indefinite
Institutional Class		Indefinite

Investor Class	Aggregate Bond Fund	Indefinite
Institutional Class		Indefinite

Investor Class	Short-Term Bond Fund	Indefinite
Institutional Class		Indefinite

Investor Class	Intermediate Municipal Bond Fund	Indefinite
Institutional Class		Indefinite

Investor Class	Core Plus Bond Fund	Indefinite
Institutional Class		Indefinite

The remaining three series of common stock representing interests in three separate investment portfolios are described in a separate Statement of Additional Information.  The Board may classify or reclassify any particular class of shares into one or more additional series or classes.  Each share of common stock of each class is entitled to one vote, and each share is entitled to participate equally in dividends and capital gains distribution by the respective class of shares and in the residual assets of the respective class in the event of liquidation.  However, each class of shares bears its own expenses, and the Investor Class has exclusive voting rights on matters pertaining to the Rule 12b-1 Plan.

ADDITIONAL INFORMATION CONCERNING TAXES

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Code, and to distribute its income to shareholders each year, so that the Fund itself generally will be relieved of federal income and excise taxes.  If a Fund were to fail to so qualify: (1) the Fund would be taxed at regular corporate rates without any deduction for distributions to shareholders; and (2) shareholders would be taxed as if they received dividends from a corporation, although corporate shareholders could be eligible for the dividends received deduction.

The Intermediate Municipal Bond Fund intends to invest all, or substantially all, of its assets in debt obligations, the interest on which is exempt for federal income tax purposes.  For the Fund to pay tax-exempt dividends for any taxable year, at least 50% of the aggregate value of the Fund’s assets at the close of each quarter of the Fund’s taxable year must consist of municipal obligations that are exempt under Section 103 of the Code.  The  Fund is designed to provide investors with current tax-exempt interest income.  The Fund is not intended to constitute a balanced investment program and is not designed for investors seeking capital appreciation or maximum tax-exempt income irrespective of fluctuations in principal.  Shares of the Fund may not be suitable for tax-exempt institutions, or for retirement plans qualified under Section 401 of the Code, H.R. 10 plans and individual retirement accounts because such plans and accounts are generally tax-exempt and, therefore, not only would not gain any additional benefit from the Fund’s dividends being tax-exempt, but such dividends ultimately would be taxable to the beneficiaries when distributed to them.  In addition, the Fund may not be an appropriate investment for entities that are “substantial users” of facilities financed by private activity bonds or “related persons” thereof.  “Substantial user” is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, who occupies more than 5% of the usable area of such facilities, or for whom such facilities, or a part thereof, were specifically constructed, reconstructed or acquired.  “Related persons” include certain related natural persons, affiliated corporations, a partnership and its partners and an S Corporation and its shareholders.

MANAGEMENT OF THE COMPANY

Under the laws of the State of Wisconsin, the business and affairs of the Funds are managed under the direction of the Board of the Company.  The Board is responsible for acting on behalf of the shareholders.

The Company does not normally hold shareholders’ meetings except when required by the 1940 Act or other applicable law.  The Board will call a shareholders’ meeting for the purpose of voting on the question of removal of a Director when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Company that are entitled to vote.

Directors and Officers

Directors and officers of the Company, together with information as to their principal business occupations during the last five years and other information, are shown in the following table.  Each Director who is deemed an “interested person,” as defined in the 1940 Act, is indicated by an asterisk (*).  Each officer and Director holds the same positions with the Company and each Fund.

Independent Directors

Name, Address and Age (as of 12/31/04)	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

John W. Feldt University of Wisconsin Foundation 1848 University Avenue Madison, WI 53705 Age: 62	Independent Director	Indefinite; Since September 2000	Senior Vice President-Finance, University of Wisconsin Foundation since 1985; Vice President-Finance, University of Wisconsin Foundation (1980-1985); Associate Director, University of Wisconsin Foundation (1967-1980)	8	Director of Thompson Plumb Funds, a mutual fund complex of which Mr. Feldt oversees 4 portfolios
George C. Kaiser 759 N. Milwaukee Street Milwaukee, WI 53202 Age: 71	Independent Director	Indefinite; Since September 2000	CEO, George Kaiser & Co., a business consulting company, since 1999; Chairman and CEO, Hanger Tight Company, a manufacturing company (1988-1999); Chairman and CEO, Interstore Transfer Systems, Ltd., a manufacturing company (1992-1999); Chairman, International Retail Services Group, Ltd. (1995-1999); Executive Vice President, Arandell Schmidt Co., a catalog printer company (1984-1987); various positions, Arthur Andersen & Co. (1957-1964, 1967-1984), most recently serving as Partner (1969-1984); Secretary of Administration, State of Wisconsin (1965-1967)	8	None
Frederick P. Stratton, Jr. 777 East Wisconsin Avenue, Suite 1400 Milwaukee, WI 53202 Age: 65	Independent Director	Indefinite; Since May 2004	Chairman Emeritus, Briggs & Stratton Corporation, a manufacturing company, since 2003; Chairman, Briggs & Stratton Corporation (2001-2002); Chairman and CEO, Briggs & Stratton Corporation (1986-2001)	8

Director of

Midwest Air Group, Inc., an airline company; Weyco Group, Inc., a men’s footwear distributor; Wisconsin Energy Corporation and its subsidiaries Wisconsin Electric Company and Wisconsin Gas Company

Interested Director

Name, Address and Age (as of 12/31/04)	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

G. Frederick Kasten, Jr.* 777 East Wisconsin Avenue Milwaukee, WI 53202 Age: 65	Director and Chairman	Indefinite; Since September 2000	Chairman, the Advisor since January 2000; Chairman and CEO, the Advisor (January 1998-January 2000); President and CEO, the Advisor (January 1983-January 1998); President, the Advisor (January 1979-January 1983)	8	Director of Regal-Beloit Corporation, a manufacturing company

*

Mr. Kasten is an “interested person” of the Company (as defined in the 1940 Act) because he serves as the Chairman of the Advisor.

Principal Officers

Name, Address and Age (as of 12/31/04)	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Mary Ellen Stanek 777 East Wisconsin Avenue Milwaukee, WI 53202 Age: 48	President	Indefinite; Since September 2000

Managing Director, the Advisor, and Chief Investment Officer, Baird Advisors, a department of the Advisor, since March 2000; President and CEO, Firstar Investment Research & Management Company, LLC (“FIRMCO”) (November 1998-February 2000); President, Firstar Funds, Inc. (December 1998-March 2000); President and Chief Operating Officer, FIRMCO (March 1994-November 1998)

J. Bary Morgan 777 East Wisconsin Avenue Milwaukee, WI 53202 Age: 39	Senior Vice President	Indefinite; Since February 2003

Chief Investment Officer, Baird Investment Management, a department of the Advisor, since January 2004; Managing Director, the Advisor since January 2001; Director, Baird Investment Management (January 2001-January 2004); Senior Vice President, the Advisor (January 2000-January 2001); First Vice President, the Advisor (January 1996-January 2000)

Todd S. Nichol 777 East Wisconsin Avenue Milwaukee, WI 53202 Age: 42	Vice President and Chief Compliance Officer	Indefinite; Since August 2004

Chief Compliance Officer, the Advisor since October 2004; Assistant Compliance Director, the Advisor since August 2002; Senior Vice President, the Advisor since January 2005; First Vice President, the Advisor (January 2004-January 2005); Vice President, the Advisor (August 2002-January 2004); Vice President – Risk Management, BNY Clearing Services, LLC, a division of The Bank of New York (August 1995-August 2002)

Russell P. Schwei 777 East Wisconsin Avenue Milwaukee, WI 53202 Age: 45	Vice President	Indefinite; Since September 2000	Chief Operating Officer, the Advisor since July 1992; Managing Director, the Advisor since January 1997; Chief Financial Officer and Managing Director, the Advisor (February 1999-December 1999)
Leonard M. Rush 777 East Wisconsin Avenue Milwaukee, WI 53202 Age: 58	Treasurer	Indefinite; Since September 2000	Chief Financial Officer, the Advisor since January 2000
Glen F. Hackmann 777 East Wisconsin Avenue Milwaukee, WI 53202 Age: 63	Secretary	Indefinite; Since February 2005	General Counsel, the Advisor since September 1984; First Vice President and Secretary, the Advisor since February 1988; Managing Director, the Advisor since September 1994.

Board Committees

The Board of Directors has two standing committees — an Audit Committee and a Nominating Committee.  The Audit Committee is responsible for advising the full Board with respect to accounting, auditing and financial matters affecting the Company and meets at least semi-annually.  During the fiscal year ended December 31, 2004, the Audit Committee met three times.  The Independent Directors — John W. Feldt, George C. Kaiser and Frederick P. Stratton, Jr. — comprise the Audit Committee.  Mr. Stratton became a member of the Audit Committee on November 15, 2004.

The Nominating Committee is responsible for seeking and reviewing candidates for consideration as nominees to serve as Directors of the Company and meets as often as it deems necessary.  During the fiscal year ended December 31, 2004, the Nominating Committee met one time.  The Independent Directors — John W. Feldt, George C. Kaiser and Frederick P. Stratton, Jr. — comprise the Nominating Committee.  The Nominating Committee will consider properly qualified candidates for the Board submitted by shareholders.  Shareholders who wish to recommend a Director nominee may do so by submitting the appropriate information about the candidate to the Company’s Secretary.

A Valuation Committee, which is not comprised of members of the Board, was established on February 25, 2002 by the Board of Directors.  The Valuation Committee is responsible for (1) monitoring the valuation of Fund securities and other investments; and (2) as required, when the full Board is not in session, determining the fair value of illiquid and other holdings after consideration of all relevant factors, which determinations are subsequently reported to the full Board.  The Valuation Committee will meet as necessary when a price is not readily available.  Leonard M. Rush, Treasurer; Mary Ellen Stanek, President; Mark Roble, a Managing Director of the Advisor; and Patrick S. Lawton, a Managing Director of the Advisor, comprise the Valuation Committee.

Board Compensation

With respect to fiscal 2004, each Independent Director received an aggregate annual fee of $14,000, plus $1,500 per Board meeting attended and, with respect to Mr. Feldt and Mr. Kaiser, $1,000 for the Nominating Committee meeting held in April 2004.  In addition, each Independent Director is reimbursed by the Company for travel and other expenses incurred in connection with attendance at such meetings.  Committee members do not receive compensation for committee meetings attended.  Officers and directors of the Funds who are deemed “interested persons” of the Company or the Funds, as defined in the 1940 Act, receive no compensation or expense reimbursement from the Funds or the Advisor, except that the Advisor pays compensation to Todd S. Nichol for his services as Chief Compliance Officer of the Funds.  Neither the Company nor the Funds maintain any deferred compensation, pension or retirement plans, and no pension or retirement benefits are accrued as part of Company or Fund expenses.  For the fiscal period ended December 31, 2004, the Independent Directors received the following compensation:

Name	Aggregate Compensation From each Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Funds and Fund Complex Paid to Directors (1)
John W. Feldt	$0	$0	$0	$5,399
George C. Kaiser	$0	$0	$0	$5,399
Frederick P. Stratton, Jr.(2)	$0	$0	$0	$4,927

(1)  Compensation shown in the above table represents compensation paid directly by three of the series within the Fund Complex.  During 2004, compensation received by the Independent Directors for overseeing eight series of the Company (including the Baird SmallCap Fund, which commenced operations on June 30, 2004, and the Short-Term Bond Fund, which commenced operations on August 31, 2004) totaled $20,500 for John W. Feldt, $20,500 for George C. Kaiser and $18,500 for Frederick P. Stratton, Jr.  Of the total amount paid to Independent Directors, $43,775 was paid by the Advisor and the remainder was paid directly by three series of the Company as set forth above.

(2) Frederick P. Stratton, Jr. was appointed to the Board on May 17, 2004.

Board Interest in the Funds

As of December 31, 2004, the Directors beneficially owned the following amounts in the Fund Complex (Note: the Directors only own the Institutional Class of shares):

Key

A.

$1-$10,000

B.

$10,001-$50,000

C.

$50,001-$100,000

D.

over $100,000

Dollar Range of Equity Securities Beneficially Owned in the Funds(1)

Name of Director	Intermediate Bond Fund	Aggregate Bond Fund	Short-Term Bond Fund	Intermediate Municipal Bond Fund	Core Plus Bond Fund	Aggregate Dollar Range of Equity Securities Beneficially Owned in All Registered Investment Companies Overseen by Director in Family of Investment Companies(1)
John W. Feldt, Independent Director	None	None	None	None	None	C

George C. Kaiser Independent Director	D	None	None	None	None	D

Frederick P. Stratton, Jr. Independent Director	D	None	None	None	None	D

G. Frederick Kasten, Jr. Interested Director and Chairman	None	None	None	D	None	D

(1)

Beneficial ownership is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

The following persons owned of record or are known by the Funds to own beneficially 5% or more of the outstanding shares of one or both classes of shares of the Funds as of March 31, 2005:

Intermediate Bond Fund

Name and Address of Beneficial Owner	Class of Shares	Number of Shares	Percent of Class	Percent of Fund

Wells Fargo Bank, NA Hazelden Investment P.O. Box 11 Center City, MN 55012-0011	Institutional	1,932,762.778	9.90%	9.77%

Mitra & Co. c/o Marshall & Ilsley Trust Co. P.O. Box 2977 Milwaukee, WI 53201-2977	Institutional	1,665,962.329	8.53%	8.42%

Badger Meter Master Pension P.O. Box 2977 Milwaukee,WI 53201-2977	Institutional	1,363,522.748	6.99%	6.89%

SEI Private Trust Company 1 Freedom Valley Drive Oaks, PA 19456	Institutional	1,037,491.850	5.31%	5.24%

Capinco c/o U.S. Bank P.O. Box 1787 Milwaukee, WI 53201-1787	Institutional	982,703.315	5.03%	4.97%

Society of Surgical Oncology 85 W. Algonquin Road, #550 Arlington Heights, IL 60005-4460	Investor	24,074.589	8.92%	0.12%

First Clearing, LLC Susan K. Wonnell Trustee Susan K. Wonnell Trust 1924 Pebble Beach Court Venice, FL 34293-3831	Investor	20,124.408	7.46%	0.10%

Madeline Cerajewski Trustee Albin T. & Madeline Cerajewski Revocable Intervivos Trust 203 Grant Avenue Clarendon Hills, IL 60514-1326	Investor	16,496.209	6.11%	0.08%

Aggregate Bond Fund

Name and Address of Beneficial Owner	Class of Shares	Number of Shares	Percent of Class	Percent of Fund

Capinco c/o U.S. Bank P.O. Box 1787 Milwaukee, WI 53201-1787	Institutional	3,092,174.190	25.30%	25.10%

U.S. Bank FBO MKE FDN Corporation Permanent Fund P.O. Box 1787 Milwaukee, WI 53201-1787	Institutional	1,588,793.493	13.00%	12.90%

Hubb & Co. c/o Bankers Trust Co., NA 665 Locust Street Des Moines, IA 50309-2800	Institutional	1,201,160.093	9.83%	9.75%

Esor & Co. FBO Green Bay Packers P.O. Box 12800 Green Bay, WI 54307-2800	Institutional	1,130,647.422	9.25%	9.18%

Strafe & Co. FAO Indian Community School of Milwaukee P.O. Box 160 Westerville, OH 43086-0160	Institutional	977,460.198	8.00%	7.94%

U.S. Bank Trustee Foley & Lardner 401k Plan 1555 N. Rivercenter Dr., Suite 302 Milwaukee, WI 53212-3958	Institutional	930,808.195	7.62%	7.56%

U.S. Bank Trust Robert W. Baird & Co. Pension Plan P.O. Box 1787 Milwaukee, WI 53201-1787	Institutional	870,134.382	7.12%	7.06%

Mitra & Co. c/o Marshall & Ilsley Trust Co. P.O. Box 2977 Milwaukee, WI 53201-2977	Institutional	831,671.061	6.80%	6.75%

State Street Bank & Trust Co. Custodian FBO Milwaukee OBGYN 401k 801 Pennsylvania Avenue Kansas City, MO 64105-1307	Investor	36,089.311	37.72%	0.29%

State Street Bank & Trust Co. Custodian FBO Sprinkmann Sons Corp. PSP 801 Pennsylvania Avenue Kansas City, MO 64105-1307	Investor	23,751.409	24.82%	0.19%

Blush & Co. FBO Brown Brothers Harriman & Co. 525 Washington Boulevard Jersey City, NJ 07310-1606	Investor	20,719.191	21.65%	0.17%

U.S. Bank, NA Custodian Jody R. Lowe IRA Rollover 6274 Upper Parkway N. Wauwatosa, WI 53213-2430	Investor	5,138.792	5.37%	0.04%

Short-Term Bond Fund

Name and Address of Beneficial Owner	Class of Shares	Number of Shares	Percent of Class	Percent of Fund

Mitra & Co. c/o Marshall & Ilsley Trust Co. P.O. Box 2977 Milwaukee, WI 53201-2977	Institutional	2,132,463.163	43.12%	43.12%

Intermediate Municipal Bond Fund

Name and Address of Beneficial Owner	Class of Shares	Number of Shares	Percent of lass	Percent of Fund

Herbert P. Mahler 310 E. Juniper Lane Mequon, WI 53092-6219	Institutional	585,109.242	13.86%	13.08%

Maril & Co. c/o Marshall & Ilsley Trust 700 17th Street, Suite 300 Denver, CO 80202-3531	Institutional	424,907.850	10.06%	9.50%

Gerald E. Mainman & B. Elaine Mainman JTWORS 777 N. Prospect Ave., Apt. 302 Milwaukee, WI 53202-4002	Institutional	369,282.196	8.75%	8.26%

George F. Kasten, Jr. P.O. Box 672 Milwaukee, WI 53201-0672	Institutional	351,710.540	8.33%	7.86%

Nada K. Mahler 310 E. Juniper Lane Mequon, WI 53092-6219	Institutional	289,143.120	6.85%	6.46%

Wabank & Co. P.O. Box 648 Waukesha, WI 53187-0648	Institutional	261,980.861	6.20%	5.86%

National Financial Services Corp. FEBO Paula J. Schultz 2561 Parkwood Drive Green Bay, WI 54304-1941	Investor	36,721.395	14.63%	0.82%

Paul & Bea Sebastian Family Limited Partnership 8819 33rd Avenue Kenosha, WI 53142-2560	Investor	32,434.725	12.92%	0.73%

National Financial Services Corp. FEBO Gerald W. Duley & Jo Ann Duley 1851 Lakeshore Drive Menasha, WI 54952-1027	Investor	23,085.806	9.20%	0.52%

National Financial Services Corp. FEBO Kevin Kriigel & Karen Kriigel 32425 Horizon Avenue Camp Douglas, WI 54618-8525	Investor	13,562.387	5.40%	0.30%

Core Plus Bond Fund

Name and Address of Beneficial Owner	Class of Shares	Number of Shares	Percent of Class	Percent of Fund

Band & Co c/o U.S. Bank P.O. Box 1787 Milwaukee, WI 53201-1787	Institutional	1,273,017.648	41.47%	41.28%

Associated Trust Co., NA FBO Reinhart, Boerner, Van Deuren S.C. Retirement Income Plan P.O. Box 22037 Green Bay, WI 54305-2037	Institutional	568,597.414	18.52%	18.44%

State Street Bank Custodian Robert W. Baird & Co. Inc. 805 Pennsylvania Avenue Kansas City, MO 64105-1307	Institutional	324,694.078	10.58%	10.53%

U.S. Bank Trustee Milwaukee Transport Services, Inc. 1555 N. Rivercenter Dr., Suite 302 Milwaukee, WI 53212-3958	Institutional	301,613.749	9.82%	9.78%

Associated Trust Co., NA FBO Reinhart, Boerner, Van Deuren S.C. 401k PS Plan P.O. Box 22037 Green Bay, WI 54305-2037	Institutional	184,261.588	6.00%	5.97%

Gary Allan Elfe P.O. Box 672 Milwaukee, WI 53201-0672	Institutional	163,753.753	5.33%	5.31%

Lorraine Hogan 1132 Diana Avenue Naples, FL 34103-4539	Investor	4,123.039	29.20%	0.13%

Robert W. Baird & Co. Inc. Trustee FBO William Pattinson IRA RR2 Lakefield Ontario, Canada K0L2H0	Investor	2,342.273	16.59%	0.08%

First Trust, NA Trustee FBO Daryl C. Fowler IRA Rollover 9823 Cliffside Drive Irving, TX 75063-5039	Investor	2,193.251	15.54%	0.07%

Robert W. Baird & Co. Inc. Trustee FBO Gregory M. Farnham IRA N5036 Saint Helena Rd. Juneau, WI 53039-9636	Investor	1,894.289	13.42%	0.06%

U.S. Bank, NA Custodian Mary C. Warren IRA 12140 W. Woodland Avenue Wauwatosa, WI 53226-2962	Investor	1,730.698	12.26%	0.06%

First Trust, NA Trustee FBO Elizabeth Fowler IRA 9823 Cliffside Drive Irving, TX 75063-5039	Investor	974.132	6.90%	0.03%

Keith Monsell Newton 376 AEW/EOSS APO, AE 09353	Investor	860.161	6.09%	0.03%

Any person that beneficially owns more than 25% of the outstanding shares of a Fund or a Class may be considered a “controlling person” of such Fund or Class.  Shareholders with a controlling interest could affect the outcome of proxy voting or the direction of management of the Funds.

As of March 31, 2005, the officers and Directors of the Company did not own any Investor Class shares of any Fund and owned less than 1% of the outstanding Institutional Class shares of the Intermediate Bond, Aggregate Bond, Core Plus Bond and Short-Term Bond Funds.  As of March 31, 2005, officers and Directors of the Company as a group owned 8.85% of the Intermediate Municipal Bond Fund’s Institutional Class of shares.

PORTFOLIO TRANSACTIONS

Subject to the general supervision of the Board, the Advisor is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for each Fund.

The portfolio turnover rate for a Fund is calculated by dividing the lesser of amounts of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period.  The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less.  Portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements which enable the Funds to receive favorable tax treatment.  Portfolio turnover will not be a limiting factor in making portfolio decisions, and the Funds may engage in short-term trading to achieve their respective investment objectives.

Equity securities are generally bought and sold in brokerage transactions placed on U.S. stock exchanges or in the over-the-counter market in exchange for negotiated brokerage commissions.  Accordingly, the cost of transactions may vary among different brokers.  With respect to over-the-counter transactions, the Advisor will normally deal directly with dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere.

Fixed income securities purchased and sold by the Funds are generally traded in the over-the-counter market on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument.  The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer’s mark-up or mark-down.

The Funds may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group.  A Fund will engage in this practice, however, only when the Advisor, in its sole discretion, believes such practice to be in the Fund’s interests.

The Investment Advisory Agreement (the “Agreement”) between the Company and the Advisor provides that, in executing portfolio transactions and selecting brokers or dealers, the Advisor will seek to obtain the most favorable prices and at reasonable commission rates.  In assessing the best overall terms available for any transaction, the Advisor shall consider factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commissions, if any, both for the specific transaction and on a continuing basis.  In addition, the Agreement authorizes the Advisor to cause the Funds to pay a broker/dealer that furnishes brokerage and research services a higher commission than that which might be charged by another broker/dealer for effecting the same transaction, provided that the Advisor determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker/dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Advisor to the Funds.  Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond and government securities markets and the economy.  There are no directed brokerage arrangements.

Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by the Advisor and does not reduce the advisory fees payable to it by the Funds.  The Board will periodically review the commissions paid by the Funds to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Funds.  Research services furnished by firms through which a Fund effects its securities transactions may be used by the Advisor in servicing all of its accounts; not all of such services may be used by the Advisor in connection with the Fund.  It is possible that certain of the supplementary research or other services received will primarily benefit one or more other accounts for which investment discretion is exercised.  Conversely, a Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account(s).

Brokerage may not be allocated based on the sale of Fund shares.  The Board of Directors, including a majority of the Independent Directors, has adopted policies and procedures designed to ensure that the selection of brokers is not influenced by considerations about the sale of Fund shares.

Portfolio securities will not be purchased from or sold to (and savings deposits will not be made in and repurchase and reverse repurchase agreements will not be entered into with) the Advisor, or an affiliated person of the Advisor (as such term is defined in the 1940 Act), acting as principal.  In addition, the Funds will not purchase securities during the existence of any underwriting or selling group relating thereto of which the Advisor or an affiliated person is a member, except to the extent permitted by the SEC.

Investment decisions for a Fund are made independently from those for other accounts advised or managed by the Advisor.  Such other accounts may also invest in the same securities as the Funds.  When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another account, the transaction will be averaged as to price and available investments allocated as to amount, in a manner which the Advisor believes to be equitable to the Fund and such other account.  In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by the Fund.  To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other accounts in executing transactions.

For the fiscal periods ended December 31, 2004, 2003 and 2002, the Funds did not pay any brokerage commissions.

Unless otherwise noted below, during the fiscal year ended December 31, 2004, the Funds did not acquire securities of their regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act):

Fund	Regular Broker or Dealer (or Parent) Issuer	Value of Securities Owned (as of 12/31/04)
Intermediate Bond Fund	Bank of America Corporation	$307,634
	Countrywide Financial Corporation	$1,208,526
	The Goldman Sachs Group	$223,208
	Lehman Brothers Holdings Inc.	$957,941

Aggregate Bond Fund	Citigroup Inc.	$1,568,581
	Countrywide Financial Corporation	$1,682,100
	Credit Suisse First Boston LLC	$408,928
	Morgan Stanley & Co. Inc.	$389,763

Short-Term Bond Fund	Lehman Brothers Holdings Inc.	$225,541
	JP Morgan Chase & Co.	$216,188

INVESTMENT ADVISORY AND OTHER SERVICES

Advisory Services

Pursuant to an investment advisory agreement dated September 29, 2000, as amended (the “Advisory Agreement”), Robert W. Baird & Co. Incorporated, 777 East Wisconsin Avenue, Milwaukee, WI  53202 (the “Advisor”), furnishes continuous investment advisory services and management to the Funds.  The Advisor is an investment advisory and brokerage firm formed in the State of Wisconsin on December 29, 1919.

Baird Financial Corporation, a holding company, in combination with employees of the Advisor, owns substantially all of the outstanding stock of the Advisor.  Baird Holding Company, in combination with employees of the Advisor, owns substantially all of the outstanding stock of Baird Financial Corporation.  Employees of the Advisor own substantially all of the outstanding stock of Baird Holding Company.

The Advisory Agreement had an initial term of two years and is thereafter required to be approved annually (a) by the vote of a majority of the Independent Directors, cast in person at a meeting called for the purpose of voting on such approval, and (b) either by the full Board of Directors of the Company or by the vote of the shareholders.  The Advisory Agreement with respect to all Funds (other than the Short-Term Bond Fund) was most recently approved by the Independent Directors on August 16, 2004 and by the shareholders of each Fund on August 14, 2000.  The Advisory Agreement with respect to the Short-Term Bond Fund was most recently approved by the Independent Directors on May 17, 2004.  The Advisory Agreement terminates in the event of assignment and generally may be terminated by either party if certain conditions are met, without penalty, on 60 days’ notice.  The Advisory Agreement will continue in effect, unless sooner terminated, for successive one-year periods so long as it is approved annually.  In the Advisory Agreement, the Advisor has agreed to pay all expenses incurred by it in connection with its advisory activities.  These expenses do not include the cost of securities and other investments purchased or sold for a Fund and do not include brokerage commissions and any other transaction charges.  Brokerage commissions and other transaction charges are included in the cost basis of the securities and other investments.

When the Board approved the Advisory Agreement on May 17, 2004 (for the Short-Term Bond Fund) and August 16, 2004 (for the other Funds), the Directors were provided with materials relating to, and considered and evaluated information concerning, among other things, (a) the terms and conditions of the Advisory Agreement, including the nature, quality and scope of the investment management services and the fees charged for these services; (b) a comparison of each Fund’s fees and expenses in relation to various industry averages; and (c) the Directors’ legal duties in approving the Advisory Agreement.  In order to assess the Advisor’s fee, the Directors considered the fee structure applicable to each Fund, including expense absorptions by the Advisor under the terms of the Administration Agreement between the Advisor and each Fund, and comparative industry fee data provided by an independent service.  The Board also received a presentation about the Advisor’s fixed income investment styles applicable to the Funds, portfolio teams and investment capabilities, and noted that the Advisor has an established fixed income investment strategy.  On the basis of their review of the foregoing information, the Directors found that the terms of the Advisory Agreement were fair and reasonable and in the best interests of each Fund’s shareholders.

As compensation for its advisory services under the Advisory Agreement, the Funds pay to the Advisor a monthly management fee at the annual rate of 0.25% of the average daily net asset value of the applicable Fund.  From time to time, the Advisor may voluntarily waive all or a portion of its management fee for a Fund.  For the fiscal periods ended December 31, 2004, 2003 and 2002, the Funds paid the Advisor the following fees under the Advisory Agreement:

	December 31, 2004	December 31, 2003	December 31, 2002
Intermediate Bond Fund	$420,661	$366,500	$290,083

Aggregate Bond Fund	$261,616	$216,596	$223,038

Short-Term Bond	$23,406(1)	N/A	N/A

Intermediate Municipal Bond Fund	$92,247	$ 78,471	$ 46,925

Core Plus Bond Fund	$85,160	$119,085	$143,627

____________

(1)

The fees paid by the Short-Term Bond Fund are for the period from August 31, 2004, the date on which the Fund began operations, to December 31, 2004.

The Advisor did not waive any portion of its management fee during the last three fiscal periods.

In addition to the Advisory Agreement, the Company, on behalf of the Funds, has entered into an Administration Agreement with the Advisor.  Under the Administration Agreement, the Advisor renders all administrative and supervisory services to the applicable Fund.  The Advisor oversees the maintenance of all books and records with respect to the Fund’s securities transactions and the Fund’s book of accounts in accordance with all applicable federal and state laws and regulations.  The Advisor also arranges for the preservation of journals, ledgers, corporate documents, brokerage account records and other records, which are required pursuant to Rule 31a-1 promulgated under the 1940 Act.  The Advisor is also responsible for the equipment, staff, office space and facilities necessary to perform its obligations.  The Advisor has delegated some of its administrative and other responsibilities to U.S. Bancorp Fund Services, LLC (“USBFS”) and is responsible for paying all fees and expenses of USBFS.  Under the Administration Agreement, the Advisor assumes and pays all expenses of the applicable Fund, excluding borrowing costs (such as interest and dividend expenses on securities sold short) and extraordinary or non-recurring expenses.  Each Fund also pays expenses which it is authorized to pay pursuant to Rule 12b-1 under the 1940 Act.

Pursuant to the Administration Agreement, the Advisor receives a fee that is paid monthly at an annual rate of 0.05% of the applicable Fund’s average daily net assets.  For the fiscal periods ended December 31, 2004, 2003 and 2002, the Funds paid the following administration fees to the Advisor under the Administration Agreement:

	December 31, 2004	December 31, 2003	December 31, 2002
Intermediate Bond Fund	$84,132	$73,300	$58,017
Aggregate Bond Fund	$52,324	$43,319	$44,608
Short-Term Bond Fund	$4,681(1)	N/A	N/A
Intermediate Municipal Bond Fund	$18,449	$15,694	$ 9,385
Core Plus Bond Fund	$17,032	$23,817	$28,725

_______________

(1)

The fees paid by the Short-Term Bond Fund are for the period from August 31, 2004, the date on which the Fund began operations, to December 31, 2004.

The Advisor may act as an investment advisor and administrator to other persons, firms, or corporations (including investment companies), and may have numerous advisory clients in addition to the Funds.

Proxy Voting Policies

The Board has adopted proxy voting policies and procedures that delegate the authority to vote proxies to the Advisor, subject to the supervision of the Board.  The Board has also authorized the Advisor to retain a third party proxy voting service, such as Institutional Shareholder Services (“ISS”), to provide recommendations on proxy votes.  The Advisor’s proxy voting policies and procedures provide that the Advisor will typically vote proxies in accordance with the recommendations made by ISS, and in the best interest of clients and Fund shareholders.  However, because ISS guidelines do not address all potential voting issues and do not necessarily correspond to the Advisor’s opinions, there may be instances where the Advisor may not vote strictly according to the ISS guidelines.  In such a case, the Advisor submits the matter to its proxy voting committee.

In situations where the Advisor’s interests conflict, or appear to conflict, with client interests, the Advisor will take one of the following steps to resolve the conflict:

•

Vote the securities in accordance with a pre-determined policy based upon the recommendations of an independent third party, such as ISS;

•

Refer the proxy to the client or to a fiduciary of the client for voting purposes;

•

Suggest that the client engage another party to determine how the proxy should be voted; or

•

Disclose the conflict to the client or, with respect to the Funds, the Funds’ Board and obtain the client’s or Board’s direction to vote the proxies.

In the event of a conflict of interest between a Fund and the Advisor with regard to a proxy vote, and assuming the Advisor chooses to disclose the conflict to the Fund and obtain the Fund’s direction as to how to vote the proxies, the Board has delegated its authority to the Independent Directors and the proxy voting direction in such a case shall be determined by a majority of the Independent Directors.

Each Fund’s proxy voting record is available without charge, either upon request, by calling toll free, 1-866-44BAIRD, or by accessing the Funds’ website at http://www.bairdfunds.com, or both; and by accessing the SEC’s website at http://www.sec.gov.  The Short-Term Bond Fund’s proxy voting record will be available without charge beginning August 31, 2005 and can be obtained as described above.

Code of Ethics

The Company, the Advisor and the Distributor have adopted a joint written Code of Ethics under Rule 17j-1 of the 1940 Act.  The Code of Ethics governs the personal securities transactions of directors, officers, managers, members, and employees who may have access to current trading information of the Funds.  The Code of Ethics permits such persons to invest in securities for their personal accounts, including securities that may be purchased or held by the Funds, subject to certain restrictions.  The Code of Ethics includes pre-clearance, reporting and other procedures to monitor personal transactions and ensure that such transactions are consistent with the best interests of the Funds.

Fund Administration

Pursuant to a Sub-Administration Agreement between USBFS and the Advisor, USBFS provides administrative personnel and services (including blue-sky services) to the Company and the Funds.  Administrative services include, but are not limited to, providing equipment, telephone facilities, various personnel, including clerical and supervisory, and computers as is necessary or beneficial to provide compliance services to the Funds and the Company.  All fees and expenses due to USBFS under the Sub-Administration Agreement are paid by the Advisor, not the Funds.

Financial Intermediaries

From time to time, the Funds may pay, directly or indirectly, amounts to financial intermediaries that provide transfer-agent type and/or other administrative services relating to the Funds to their customers or other persons who beneficially own interests in the Funds, such as participants in 401(k) plans.  These services may include, among other things, sub-accounting services, transfer agent-type services, answering inquiries relating to the Funds, transmitting, on behalf of the Funds, proxy statements, annual reports, updated prospectuses and other communications regarding the Funds, and related services as the Funds or the intermediaries’ customers or such other persons may reasonably request.  In such cases, to the extent paid by the Funds, the Funds will not pay more for these services through intermediary relationships than it would if the intermediaries’ customers were direct shareholders in the Funds.

Custodian

U.S. Bank, N.A., 425 Walnut Street, Cincinnati, Ohio, 45202, serves as custodian of the Funds’ assets.  Under the Custody Agreement, U.S. Bank, N.A. has agreed to (i) maintain separate accounts in the name of the Funds, (ii) make receipts and disbursements of money on behalf of the Funds, (iii) collect and receive all income and other payments and distributions on account of a Fund’s portfolio investments, (iv) respond to correspondence from shareholders, security brokers and others relating to its duties and (v) make periodic reports to the Company concerning the Funds’ operations.  U.S. Bank, N.A. may, at its own expense, open and maintain a custody account or accounts on behalf of the Funds with other banks or trust companies, provided that U.S. Bank, N.A. shall remain liable for the performance of all of its duties under the Custody Agreement notwithstanding any delegation.  U.S. Bank, N.A. and USBFS are affiliates.

Transfer Agent

USBFS, 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as transfer agent and dividend disbursing agent for the Funds under a Transfer Agent Servicing Agreement.  As transfer and dividend disbursing agent, USBFS has agreed to (i) issue and redeem shares of the Funds, (ii) make dividend payments and other distributions to shareholders of the Funds, (iii) respond to correspondence by Fund shareholders and others relating to its duties, (iv) maintain shareholder accounts, and (v) make periodic reports to the Funds.

Fund Accounting

In addition, the Funds have entered into a Fund Accounting Servicing Agreement (the “Accounting Agreement”) with USBFS pursuant to which USBFS has agreed to maintain the financial accounts and records of the Funds in compliance with the 1940 Act and to provide other accounting services to the Funds.  Pursuant to the Accounting Agreement, USBFS receives a fee that is paid monthly at an annual rate of $41,973.75 for the first $100 million of the applicable Fund’s average daily net assets, 2.153% on the next $200 million of the applicable Fund’s average daily net assets, and 1.076% of the applicable Fund’s average daily net assets on the balance, plus out of pocket expenses.  For the fiscal periods ended December 31, 2004, 2003 and 2002, USBFS did not receive any fees from the Funds under the Accounting Agreement because USBFS was paid for its services by the Advisor pursuant to the Sub-Administration Agreement between USBFS and the Advisor, as described under “Fund Administration,” above.

PORTFOLIO MANAGERS

Other Accounts Managed by Portfolio Managers of the Funds

As described in the Prospectus under “The Investment Management Team,” each portfolio manager listed below is jointly responsible for the day-to-day management of each Fund and is jointly responsible for the day-to-day management of the other accounts set forth in the following table.  None of the Advisor’s mutual fund clients pays a performance-based fee to the Advisor.  None of the portfolio managers manages any pooled investment vehicles other than the Funds and the investment companies listed below.

Other Accounts Managed by the Portfolio Managers(1)

	Other Registered Investment Companies		Other Accounts Managed by Portfolio Manager
Portfolio Manager	Number	Total Assets	Number	Total Assets	Number With Performance -Based Fees	Total Assets of Accounts with Performance –Based Fees
Mary Ellen Stanek	2	$21,524,000	99	$6,247,489,000	1	$397,425,000
Gary A. Elfe	2	$21,524,000	99	$6,247,489,000	1	$397,425,000
Charles B. Groeschell	2	$21,524,000	99	$6,247,489,000	1	$397,425,000
Warren D. Pierson	2	$21,524,000	99	$6,247,489,000	1	$397,425,000
Daniel A. Tranchita	2	$21,524,000	99	$6,247,489,000	1	$397,425,000
M. Sharon deGuzman	2	$21,524,000	99	$6,247,489,000	1	$397,425,000

_______________________

(1) As of December 31, 2004.

The Advisor and its individual portfolio managers advise multiple accounts for numerous clients.  In addition to the Funds, these accounts may include other mutual funds managed on a subadvisory basis, separate accounts, collective trusts, and a portion of a state 529 education savings plan portfolio.  The Advisor manages potential conflicts of interest between a Fund and other types of accounts through trade allocation policies and oversight by the Advisor’s investment management departments and compliance department.  Allocation policies are designed to address potential conflicts of interest in situations where two or more Funds and/or other accounts participate in investment transactions involving the same securities.

Compensation of Portfolio Managers

The Advisor compensates portfolio managers with a base salary and an annual incentive bonus.  A portfolio manager’s base salary is generally a fixed amount based on level of experience and responsibilities.  A portfolio manager’s bonus is determined primarily by pre-tax investment performance of the accounts, including the Funds, the revenues and overall profitability of the Advisor.  Performance is measured relative to the appropriate benchmark’s long and short-term performance, measured on a one, three and five year basis, as applicable, with greater weight given to long-term performance.  Portfolio managers may own and may be offered an opportunity to purchase or sell common stock in the Advisor, Baird Holding Company or Baird Financial Corporation.  Portfolio managers may also own and may be offered an opportunity to purchase or sell shares in private equity offerings sponsored by the Advisor.

Ownership of Fund Shares by Portfolio Managers

As of December 31, 2004, the portfolio managers beneficially owned the following amounts in the Funds:

Key

none

$1 - $10,000

$10,001 - $50,000

$50,001 - $100,000

$100,001 - $500,000

$500,001 - $1,000,000

over $1,000,000.

Portfolio Manager	Intermediate Bond Fund	Aggregate Bond Fund	Short-Term Bond Fund	Intermediate Municipal Bond Fund	Core Plus Bond Fund
Mary Ellen Stanek	$10,001-$50,000	$10,001-$50,000	$10,001-$50,000	$100,001-$500,000	$100,001-$500,000

Gary A. Elfe	$10,001-$50,000	none	none	none	over $1,000,000

Charles B. Groeschell	none	none	none	none	$50,001-$100,000

Warren D. Pierson	none	none	$1-$10,000	none	$10,001-$50,000

Daniel A. Tranchita	$1-$10,000	$10,001-$50,000	none	none	$10,001-$50,000

M. Sharon deGuzman	$1-$10,000	none	none	none	$1-$10,000

The above ownership information relates only to the Institutional Class of shares.

DISTRIBUTOR

Robert W. Baird & Co. Incorporated also serves as the principal distributor for shares of the Funds pursuant to a Distribution Agreement with the Company dated September 26, 2000, as amended (the “Distribution Agreement”).  The Distributor is registered as a broker/dealer under the Securities Exchange Act of 1934 and each state’s securities laws and is a member of the National Association of Securities Dealers, Inc. (the “NASD”).  The offering of the Funds’ shares is continuous.  The Distribution Agreement provides that the Distributor, as agent in connection with the distribution of Fund shares, will use its best efforts to distribute the Funds’ shares.  As compensation for its services under the Distribution Agreement, the Distributor may retain all or a portion of the Rule 12b-1 fees payable under the Distribution Plan, discussed below.

The following table provides information with respect to all compensation received by the Distributor from the Funds in its capacity as principal distributor during the fiscal period ended December 31, 2004:

Distributor Compensation

Fund	Net Underwriting Discounts and Commissions	Compensation on Redemption and Repurchases	Brokerage Commissions	Other Compensation(1)
Intermediate Bond Fund	$0	$0	$0	$ 5,355
Aggregate Bond Fund	$0	$0	$0	$ 881
Short-Term Bond	$0	$0	$0	$ 0
Intermediate Municipal Bond Fund	$0	$0	$0	$ 6,767
Core Plus Bond Fund	$0	$0	$0	$ 300

(1)  This compensation relates to payments to the Distributor under the Distribution Plan discussed below.

DISTRIBUTION PLAN

The Funds have adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act.  The Plan authorizes payments by a Fund in connection with the distribution of Investor Class shares at an annual rate of 0.25% of the Fund’s average daily net asset value.  Payments may be made by a Fund under the Plan for the purpose of financing any activity primarily intended to result in the sale of shares of the Fund, as determined by the Board.  Such activities typically include advertising; compensation for sales and sales marketing activities of financial service agents and others, such as dealers or distributors; shareholder account servicing; production and dissemination of prospectuses and sales and marketing materials; and capital or other expenses of associated equipment, rent, salaries, bonuses, interest and other overhead.  To the extent any activity is one which a Fund may finance without the Plan, the Fund may also make payments to finance such activity outside of the Plan and not subject to its limitations.  The Plan is a “compensation plan” which means that payments under the Plan are based upon a percentage of average daily net assets attributable to the Investor Class regardless of the amounts actually paid or expenses actually incurred by the Distributor; however, in no event, may such payments exceed the maximum allowable fee.  It is, therefore, possible that the Distributor may realize a profit in a particular year as a result of these payments.  The Plan increases the Investor Class’s expenses from what they would otherwise be.  A Fund may engage in joint distribution activities with other Baird Funds and to the extent the expenses are not allocated to a specific Fund, expenses will be allocated based on the Fund’s net assets.

Administration of the Plan is regulated by Rule 12b-1 under the 1940 Act, which requires that the Board receive and review at least quarterly reports concerning the nature and qualification of expenses which are made, that the Board, including a majority of the Independent Directors, approve all agreements implementing the Plan and that the Plan may be continued from year-to-year only if the Board, including a majority of the Independent Directors, concludes at least annually that continuation of the Plan is likely to benefit shareholders.

Amounts Expensed Under the Plan

For the fiscal period ended December 31, 2004, the following amounts were paid by the Funds (other than the Short-Term Bond Fund, which is not currently offering Investor Class shares for sale) pursuant to the Plan:

Fund	12b-1 Payments Paid
Intermediate Bond Fund	$ 5,355
Aggregate Bond Fund	$ 881
Intermediate Municipal Bond Fund	$ 6,767
Core Plus Bond Fund	$ 300

During the fiscal period ended December 31, 2004, the Intermediate Bond Fund paid $4,096 on dealer compensation and $1,268 to the Distributor in its capacity as principal distributor to the Funds, the Aggregate Bond Fund paid $648 on dealer compensation and $45 to the Distributor, the Intermediate Municipal Bond Fund paid $5,911 on dealer compensation and $133 to the Distributor and the Core Plus Bond Fund paid $254 to the Distributor and $45 on dealer compensation.

Interests of Certain Persons

With the exception of the Advisor, in its capacity as the Funds’ investment advisor and principal underwriter of Fund shares, no “interested person” of a Fund, as defined in the 1940 Act, and no director of the Company who is not an “interested person” has or had a direct or indirect financial interest in the Plan or any related agreement.

Anticipated Benefits to the Funds

The Board considered various factors in connection with its decision to approve the Plan, including: (a) the nature and causes of the circumstances which make implementation of the Plan necessary and appropriate; (b) the way in which the Plan would address those circumstances, including the nature and potential amount of expenditures; (c) the nature of the anticipated benefits; (d) the merits of possible alternative plans or pricing structures; (e) the relationship of the Plan to other distribution efforts of the Funds; and (f) the possible benefits of the Plan to any person relative to those of the Funds.

Based upon its review of the foregoing factors and the material presented to it, and in light of its fiduciary activities under relevant state law and the 1940 Act, the Board determined, in the exercise of its business judgment, that the Plan was reasonably likely to benefit the Investor Class of each Fund and its shareholders in at least one of several potential ways.  Specifically, the Board concluded that the Distributor and any person entering into related agreements with the Distributor under the Plan would have little or no incentive to incur promotional expenses on behalf of the Investor Class if the Plan were not in place to reimburse them, thus making the adoption of the Plan important to the initial success and thereafter, the continued viability of the Investor Class.  In addition, the Board determined that the payment of distribution fees to these persons should motivate them to provide an enhanced level of service to Investor Class shareholders, which would, of course, benefit such shareholders.  Finally, the adoption of the Plan would help to increase assets under management in a short amount of time, given the marketing efforts on the part of the Distributor and the other recipients of 12b-1 payments under the Plan to sell Investor Class shares, which should result in certain economies of scale.

While there is no assurance that the expenditure of Investor Class assets to finance distribution of Investor Class shares will have the anticipated results, the Board believes there is a reasonable likelihood that one or more of such benefits will result, and since the Board will be in a position to monitor the distribution expenses of the Investor Class, it will be able to determine the benefit of such expenditures in deciding whether to continue the Plan.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

The Funds do not provide or permit others to provide information about the Funds’ portfolio holdings to any third party on a selective basis, except as permitted by the Company’s policy regarding disclosure of portfolio holdings (the “Disclosure Policy”).  Pursuant to the Disclosure Policy, the Company may disclose information about the Funds’ portfolio holdings only in the following circumstances.

•

Each Fund discloses its portfolio holdings by mailing its annual and semi-annual reports to shareholders approximately two months after the end of the fiscal year and six-month period.  In addition, the Company discloses the portfolio holdings of each Fund as of the end of the first and third fiscal quarters by filing Form N-Q with the SEC and as of the end of the second and fourth fiscal quarters by filing Form N-CSR with the SEC.

In limited circumstances, for the business purposes described below, the Funds’ portfolio holdings may be disclosed to, or known by, certain third parties in advance of being filed with the SEC.

•

The Advisor may disclose Fund portfolio holdings to the Funds’ service providers (administrator, fund accountant, custodian and transfer agent) in connection with the fulfillment of their duties to the Funds.  These service providers are required by contract with the Funds to keep such information confidential and not use it for any purpose other than the purpose for which the information was disclosed.

•

The Advisor may disclose Fund portfolio holdings to persons who owe a fiduciary duty or other duty of trust or confidence to the Funds, such as the Funds’ legal counsel and independent auditors.

•

Disclosure of portfolio holdings as of a particular month end may be made in response to inquiries from consultants, prospective clients or other persons, provided that the recipient signs a confidentiality agreement prohibiting disclosure and misuse of the holdings information.

•

The Funds’ portfolio holdings as of each quarter end are disclosed to the rating agencies listed below generally no earlier than five days after quarter end:

Morningstar, Inc.

Lipper, Inc.

Standard & Poor’s Ratings Group

Bloomberg L.P.

Thomson Financial Services

Wilshire & Associates, Inc.

Interactive Data Corporation

Vickers Stock Research Corporation

Citigate Financial Intelligence

The Funds do not currently have a confidentiality agreement in place with the above rating agencies.  Therefore, in the event such third parties receive holdings information prior to public disclosure, there is a risk that they could attempt to use that information to trade ahead of or against the Fund, which could adversely affect the prices the Fund is able to obtain on securities transactions.

The Company is prohibited from entering into any other arrangements with third parties to disclose information regarding the Funds’ portfolio securities without (1) prior approval of the Advisor’s legal and compliance departments and (2) the execution of a confidentiality agreement by the third parties.  No compensation or other consideration may be received by the Funds or the Advisor in connection with the disclosure of portfolio holdings in accordance with this policy.

The Board of Directors has delegated to the Chief Compliance Officer of the Company (the “CCO”) the responsibility to monitor the foregoing policy and to address any violations thereof.  The CCO reports to the Board of Directors and the Board reviews any disclosures of Fund portfolio holdings outside of the permitted disclosures described above on a quarterly basis to ensure that disclosure of information about portfolio holdings is in the best interest of Fund shareholders and to address any conflicts between the interests of Fund shareholders and those of the Advisor or any other Fund affiliate.

ANTI-MONEY LAUNDERING PROGRAM

The Company has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”).  In order to ensure compliance with this law, the Program provides for the development of internal practices, procedures and controls, the designation of an anti-money laundering compliance officer, an ongoing training program, an independent audit function to determine the effectiveness of the Program and a customer identification program.

Procedures to implement the Program include, but are not limited to, determining that the Funds’ Distributor and transfer agent have established proper anti-money laundering procedures that require the reporting of suspicious and/or fraudulent activity, verifying the identity of the new shareholders, checking shareholder names against designated government lists, including the Office of Foreign Asset Control (“OFAC”), and undertaking a complete and thorough review of all new account applications.  The Company will not transact business with any person or entity whose identity cannot be adequately verified.

Pursuant to the USA PATRIOT Act and the Program, a Fund may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or a Fund may be required to transfer the account or proceeds of the account to a governmental agency.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS

PricewaterhouseCoopers LLP, 100 East Wisconsin Avenue, Suite 1500, Milwaukee, Wisconsin, 53202, has been selected as the independent accountants of the Company.  As such, it is responsible for auditing the financial statements of the Funds.

The following audited financial statements for the Funds are incorporated herein by reference to the Funds’ Annual Report for the period ended December 31, 2004:

1.

Schedules of Investments

2.

Statements of Assets and Liabilities

3.

Statements of Operations

4.

Statements of Changes in Net Assets

5.

Financial Highlights

6.

Notes to Financial Statements

7.

Report of Independent Registered Public Accounting Firm

COUNSEL

Godfrey & Kahn, S.C., 780 N. Water Street, Milwaukee, WI  53202, serves as counsel to the Company and has passed upon the legality of the shares offered by the Funds.

PERFORMANCE

From time to time, the yield and total return of Investor Class shares and Institutional Class shares of a Fund may be quoted in advertisements, shareholder reports or other communications to shareholders.  Performance information is generally available by calling the Funds (toll-free) at 1-866-44BAIRD.

BAIRD FUNDS, INC.

Statement of Additional Information

Baird LargeCap Fund

Baird MidCap Fund

Baird SmallCap Fund

May 1, 2005

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the Prospectus dated May 1, 2005 of the Baird LargeCap Fund, the Baird MidCap Fund and the Baird SmallCap Fund (individually a “Fund” and collectively referred to as the “Funds”).  Each Fund is a series of Baird Funds, Inc. (the “Company”).  This SAI contains additional information about principal strategies and risks already described in the Prospectus, as well as descriptions of non-principal strategies not described in the Prospectus.  Copies of the Funds’ Prospectus may be obtained by writing the Funds at 615 East Michigan Street, P.O. Box 701, Milwaukee, WI  53201-0701 or by calling (toll-free) 1-866-44BAIRD. You should read this SAI together with the Prospectus and retain it for further reference.

The Funds’ audited financial statements for the period ended December 31, 2004 are incorporated herein by reference to the Funds’ 2004 Annual Report.  A copy of the Annual Report may be obtained without charge by calling the Funds (toll-free) at 1-866-44BAIRD.

BAIRD FUNDS, INC.

The Company is an open-end, diversified management investment company.  Each Fund is a series of common stock of the Company, a Wisconsin corporation that was incorporated on June 9, 2000.  The Company is authorized to issue shares of common stock in series and classes.  Each series of the Company is currently divided into two classes, an Investor Class and an Institutional Class.  The Company also offers fixed income funds that are described in a separate Prospectus and Statement of Additional Information.

INVESTMENT STRATEGIES AND RISKS

General Information Regarding the Funds

Robert W. Baird & Co. Incorporated (the “Advisor”) may purchase for the Funds common stocks, preferred stocks, interests in real estate investment trusts, convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, warrants and stock purchase rights (“equity securities”).  The Advisor may also use macro analysis of numerous economic and valuation variables to anticipate changes in company earnings and the overall investment climate.

Ratings.  The ratings of Standard & Poor’s (“S&P”), Moody’s, Fitch and other nationally recognized statistical rating organizations represent their opinions as to the quality of debt securities.  Investment grade securities are securities that are of medium to high-quality and are rated in any of the four highest categories by at least one nationally recognized statistical rating organization (e.g., BBB or above by S&P, BBB or above by Fitch or Baa or above by Moody’s).  It should be emphasized, however, that ratings are general and are not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield.

The payment of principal and interest on most debt securities purchased by a Fund will depend upon the ability of the issuers to meet their obligations.  An issuer’s obligations under its debt securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations.  The power or ability of an issuer to meet its obligations for the payment of interest on, and principal of, its debt securities may be materially adversely affected by litigation or other conditions.

Subsequent to its purchase by a Fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund.  The Advisor will consider such an event in determining whether a Fund should continue to hold the security.

Securities Lending.  The Funds may lend their portfolio securities to unaffiliated domestic broker/dealers and other institutional investors pursuant to agreements requiring that the loans be secured by collateral equal in value to at least the market value of the securities loaned in order to increase return on portfolio securities.  During the term of such arrangements, a Fund will maintain such value by the daily marking-to-market of the collateral.  Collateral for such loans may include cash, securities of the U.S. government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank which meets the investment standards stated below under “Money Market Instruments,” or any combination thereof.  There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially.  However, loans will be made only to borrowers deemed by the Advisor to be of good standing and when, in the Advisor’s judgment, the income to be earned from the loan justifies the attendant risks.  When a Fund lends its securities, the Fund continues to receive interest or dividends on the securities loaned and may simultaneously earn interest on the investment of the cash collateral which will be invested in readily marketable, high-quality, short-term obligations.  Pursuant to the legislative history accompanying the passage of the Jobs and Growth Tax Relief Reconciliation Act of 2003, dividends received by a Fund on the loaned securities are not treated as “qualified dividends” for tax purposes.  Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur.

Money Market Instruments. The Funds may invest from time to time in “money market instruments,” a term that includes, among other things, U.S. government obligations, repurchase agreements, cash, bank obligations, commercial paper, variable amount master demand notes and corporate bonds with remaining maturities of 13 months or less.  These investments are used to help meet anticipated redemption requests or if other suitable securities are unavailable.

Bank obligations include bankers’ acceptances, negotiable certificates of deposit and non-negotiable time deposits, including U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign banks or savings institutions.  Although the Funds will invest in money market obligations of foreign banks or foreign branches of U.S. banks only where the Advisor determines the instrument to present minimal credit risks, such investments may nevertheless entail risks that are different from those of investments in domestic obligations of U.S. banks due to differences in political, regulatory and economic systems and conditions.  All investments in bank obligations are limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase, and investments by a Fund in the obligations of foreign banks and foreign branches of U.S. banks will not exceed 20% of the Fund’s net assets at the time of purchase.  The Funds may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of its net assets.

Investments by a Fund in commercial paper will consist of issues rated at the time A-1 and/or Prime-1 by S&P, Moody’s or similar rating by another nationally recognized statistical rating organization.  In addition, the Funds may acquire unrated commercial paper and corporate bonds that are determined by the Advisor at the time of purchase to be of comparable quality to rated instruments that may be acquired by a Fund as previously described.

The Funds may also purchase variable amount master demand notes which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate.  Although the notes are not normally traded and there may be no secondary market in the notes, a Fund may demand payment of the principal of the instrument at any time.  The notes are not typically rated by credit rating agencies, but issuers of variable amount master demand notes must satisfy the same criteria as set forth above for issuers of commercial paper.  If an issuer of a variable amount master demand note defaulted on its payment obligation, a Fund might be unable to dispose of the note because of the absence of a secondary market and might, for this or other reasons, suffer a loss to the extent of the default.  The Funds invest in variable amount master demand notes only when the Advisor deems the investment to involve minimal credit risk.

Repurchase Agreements.  The Funds may agree to purchase securities from financial institutions subject to the seller’s agreement to repurchase them at an agreed upon time and price (“repurchase agreements”).  During the term of the repurchase agreement, the Advisor will continue to monitor the creditworthiness of the seller and will require the seller to maintain the value of the securities subject to the repurchase agreement at not less than 102% of the repurchase price.  Default or bankruptcy of the seller would, however, expose a Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying securities.  The securities held subject to a repurchase agreement may have stated maturities exceeding one year, provided the repurchase agreement itself matures in less than one year.

The repurchase price under the repurchase agreements generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to repurchase agreements will be held by the Funds’ custodian or in the Federal Reserve/Treasury book-entry system or other authorized securities depository.  Repurchase agreements are considered to be loans under the Investment Company Act of 1940, as amended (the “1940 Act”).

Investment Companies and Index-Based Investments.  The Funds currently intend to limit their investments in securities issued by other investment companies so that, as determined immediately after a purchase of such securities is made:  (i) not more than 5% of the value of a Fund’s total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of a Fund’s total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund.

The Funds may invest from time to time in securities issued by other investment companies that invest in high-quality, short-term debt securities. Securities of other investment companies will be acquired by the Funds within the limits prescribed by the 1940 Act.  As a shareholder of another investment company, a Fund would bear, along with other shareholders, a pro-rata portion of the other investment company’s expenses, including advisory fees, and such fees and other expenses will be borne indirectly by the Fund’s shareholders.  These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.

The Funds may invest in investment companies or vehicles that seek to track the composition and performance of a specific index, subject to the restrictions set forth above.  For example, without limitation, a Fund may invest up to 5% of its total assets in SPDRs (S&P Depositary Receipts).  SPDRs are issued by the SPDR Trust, a unit investment trust that holds a portfolio of common stocks designed to track the price performance and dividend yield of the Standard and Poor’s 500 Index (the “S&P 500 Index”) and whose shares trade on the American Stock Exchange.  Investments in index-based investments such as SPDRs are subject to the same risks as investments in the securities that comprise the index.  Accordingly, the market price of index-based investments fluctuates in relation to changes in the value of the underlying portfolio of securities.

U.S. Government Obligations.  The Funds may invest in a variety of U.S. Treasury obligations including bonds, notes and bills that mainly differ only in their interest rates, maturities and time of issuance.  The Funds may also invest in other securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, such as obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Maritime Administration, and Resolution Trust Corp.

Borrowings and Reverse Repurchase Agreements.  The Funds may borrow money to the extent allowed (as described below) to meet shareholder redemptions from banks or through reverse repurchase agreements. These strategies involve leveraging.  If the securities held by a Fund should decline in value while borrowings are outstanding, the Fund’s net asset value will decline in value by proportionately more than the decline in value suffered by the Fund’s securities.  As a result, a Fund’s net asset value may be subject to greater fluctuation until the borrowing is paid off.

Reverse repurchase agreements are considered to be borrowings under the 1940 Act.  At the time a Fund enters into a reverse repurchase agreement (an agreement under which the Fund sells portfolio securities and agrees to repurchase them at an agreed-upon date and price), the Fund will place in a segregated custodial account U.S. government securities or other liquid securities having a value equal to or greater than the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that such value is maintained.  Reverse repurchase agreements involve the risks that the interest income earned by a Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by the Fund may decline below the price of the securities it is obligated to repurchase and that the securities may not be returned to the Fund.

Preferred Stocks.  The Funds may invest in preferred stocks.  Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock but after bond owners.  Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default (such as a covenant default or filing of a bankruptcy petition) or other non-compliance by the issuer with the terms of the preferred stock.  Often, however, on the occurrence of any such event of default or non-compliance by the issuer, preferred stockholders will be entitled to gain representation on the issuer’s board of directors or increase their existing board representation. In addition, preferred stockholders may be granted voting rights with respect to certain issues on the occurrence of any event of default.  The Funds will limit their investments in preferred stock to no more than 5% of their respective net assets.

When-Issued Purchases, Delayed Delivery and Forward Commitments.  The Funds may purchase or sell particular securities with payment and delivery taking place at a later date. The price or yield obtained in a transaction may be less favorable than the price or yield available in the market when the securities delivery takes place.  When a Fund agrees to purchase securities on a when-issued or delayed delivery basis or enter into a forward commitment to purchase securities, its custodian will set aside cash or liquid securities equal to the amount of the commitment in a segregated account.  Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case a Fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the Fund’s commitments.  It may be expected that the market value of a Fund’s net assets will fluctuate to a greater degree when portfolio securities are set aside to cover such purchase commitments than when cash is set aside.  In the case of a forward commitment to sell portfolio securities, a Fund’s custodian will hold the portfolio securities themselves in a segregated account while the commitment is outstanding.  When-issued and forward commitment transactions involve the risk that the price or yield obtained in a transaction (and therefore the value of a security) may be less favorable than the price or yield (and therefore the value of a security) available in the market when the securities delivery takes place.

The Funds will make commitments to purchase securities on a when-issued basis or to purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date.  In these cases, a Fund may realize capital gains or losses.

When the Funds engage in when-issued, delayed delivery and forward commitment transactions, the Funds rely on the other party to consummate the trade.  Failure of such party to do so may result in a Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

The market value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their market value, are taken into account when determining the net asset value of a Fund starting on the day the Fund agrees to purchase the securities. A Fund does not earn interest on the securities the Fund committed to purchase until they are paid for and delivered on the settlement date.  When a Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund’s assets.  Fluctuations in the market value of the underlying securities are not reflected in a Fund’s net asset value as long as the commitment remains in effect.

Options Trading.  The Funds may purchase put and call options.  Option purchases by a Fund will not exceed 5% of the Fund’s net assets.  Such options may relate to particular securities or to various indices and may or may not be listed on a national securities exchange and issued by the Options Clearing Corporation.  This is a highly specialized activity that entails greater than ordinary investment risks, including the complete loss of the amount paid as premiums to the writer of the option. Regardless of how much the market price of the underlying security or index increases or decreases, the option buyer’s risk is limited to the amount of the original investment for the purchase of the option.

However, options may be more volatile than the underlying securities or indices, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities.  In contrast to an option on a particular security, an option on an index provides the holder with the right to make or receive a cash settlement upon exercise of the option.  The amount of this settlement will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.

The Funds will engage in unlisted over-the-counter options only with broker/dealers deemed creditworthy by the Advisor.  Closing transactions in certain options are usually effected directly with the same broker/dealer that effected the original option transaction.  The Funds bear the risk that the broker/dealer will fail to meet its obligations.  There is no assurance that a liquid secondary trading market exists for closing out an unlisted option position.  Furthermore, unlisted options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation, which performs the obligations of its members who fail to perform in connection with the purchase or sale of options.

A call option gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security or index at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security.  The premium paid to the writer is in consideration for undertaking the obligations under the option contract. A put option gives the purchaser the right to sell the underlying security or index at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security or index.  Put and call options purchased by a Fund will be valued at the last sale price or, in the absence of such a price, at the mean between bid and asked prices.

The Funds may purchase put options on portfolio securities at or about the same time that the Funds purchase the underlying security or at a later time.  By buying a put, a Fund limits the risk of loss from a decline in the market value of the security until the put expires.  Any appreciation in the value of and yield otherwise available from the underlying security, however, will be partially offset by the amount of the premium paid for the put option and any related transaction costs.  Call options may be purchased by a Fund in order to acquire the underlying security at a later date at a price that avoids any additional cost that would result from an increase in the market value of the security.  A call option may also be purchased to increase a Fund’s return to investors at a time when the call is expected to increase in value due to anticipated appreciation of the underlying security.  Prior to its expiration, a purchased put or call option may be sold in a “closing sale transaction” (a sale by a Fund, prior to the exercise of the option that the Fund has purchased, of an option of the same series), and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the option plus the related transaction costs.  In addition, the Funds may sell covered call options listed on a national securities exchange.  Such options may relate to particular securities or to various indices.  A call option on a security is covered if a Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount as required are held in a segregated account by its custodian) upon conversion or exchange of other securities held by the Fund.  A call option on an index is covered if a Fund maintains with its custodian cash or cash equivalents equal to the contract value.  A call option is also covered if a Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the difference is maintained by the Fund in cash or cash equivalents in a segregated account with its custodian. The aggregate value of a Fund’s assets subject to covered options written by the Fund will not exceed 5% of the value of its net assets.

A Fund’s obligations under a covered call option written by the Fund may be terminated prior to the expiration date of the option by the Fund executing a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying security or index, exercise price and expiration date) as the option previously written.  Such a purchase does not result in the ownership of an option.  A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying security from being called, to permit the sale of the underlying security or to permit the writing of a new option containing different terms.  The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event a Fund will have incurred a loss in the transaction.  An option position may be closed out only on an exchange that provides a secondary market for an option of the same series.  There is no assurance that a liquid secondary market on an exchange will exist for any particular option.  A covered call option writer, unable to effect a closing purchase transaction, will not be able to sell an underlying security until the option expires or the underlying security is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline during such period.  A Fund will write an option on a particular security only if the Advisor believes that a liquid secondary market will exist on an exchange for options of the same series which will permit the Fund to make a closing purchase transaction in order to close out its position.

By writing a covered call option on a security, a Fund foregoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price except insofar as the premium represents such a profit, and it is not able to sell the underlying security until the option expires or is exercised or the Fund effects a closing purchase transaction by purchasing an option of the same series.  Except to the extent that a written call option on an index is covered by an option on the same index purchased by a Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of securities held by the Fund during the period the option was outstanding.  The use of covered call options will not be a primary investment technique of the Funds.  When a Fund writes a covered call option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund’s statement of assets and liabilities.  The amount of the liability will be subsequently marked-to-market to reflect the current value of the option written.  The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices.  If an option expires on the stipulated expiration date or if a Fund enters into a closing purchase transaction, the Fund will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the liability related to such option will be eliminated.  Any gain on a covered call option on a security may be offset by a decline in the market price of the underlying security during the option period.  If a covered call option on a security is exercised, a Fund may deliver the underlying security held by the Fund or purchase the underlying security in the open market.  In either event, the proceeds of the sale will be increased by the net premium originally received, and a Fund will realize a gain or loss.  Premiums from expired options written by a Fund and net gains from closing purchase transactions are treated as short-term capital gains for federal income tax purposes, and losses on closing purchase transactions are short-term capital losses.

As noted previously, there are several risks associated with transactions in options on securities and indices. These risks include (i) an imperfect correlation between the change in market value of the securities a Fund holds and the prices of options relating to the securities purchased or sold by the Fund; and (ii) the possible lack of a liquid secondary market for an option. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and a transaction may be unsuccessful to some degree because of market behavior or unexpected events.

Futures Contracts and Related Options.  The Advisor may determine that it would be in the best interest of a Fund to purchase or sell futures contracts, or options thereon, as a hedge against changes resulting from market conditions in the value of the securities held by the Fund, or of securities which the Fund intends to purchase to maintain liquidity, to have fuller exposure to price movements in the respective equity index or to reduce transaction costs.  For example, a Fund may enter into transactions involving a bond or stock index futures contract, which is a bilateral agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value (which assigns relative values to the securities included in the index) at the close of the last trading day of the contract and the price at which the futures contract is originally struck.  No physical delivery of the underlying stocks in the index is made.

A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks included.  Some stock index futures contracts are based on broad market indexes, such as the S&P 500 Index or the New York Stock Exchange Composite Index.  In contrast, certain exchanges offer futures contracts on narrower market indexes, such as the S&P 100 Index or indexes based on an industry or market segment, such as oil and gas stocks.  Futures contracts are traded on organized exchanges regulated by the Commodity Futures Trading Commission (the “CFTC”).  Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.

The Funds may sell index futures contracts. The Funds may do so either to hedge the value of their portfolios as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold.  Conversely, the Funds may purchase index futures contracts.  In a substantial majority of these transactions, the Funds will purchase such securities upon termination of the long futures position, but a long futures position may be terminated without a corresponding purchase of securities.

In addition, the Funds may utilize index futures contracts in anticipation of changes in the composition of their portfolio holdings.  For example, in the event that a Fund expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group.  The Fund may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of the portfolio will decline prior to the time of sale.

Risks associated with the use of futures contracts and options on futures include (a) imperfect correlation between the change in market values of the securities held by a Fund and the prices of related futures contracts and options on futures purchased or sold by the Fund, and (b) the possible lack of a liquid secondary market for futures contracts (or related options) and the resulting inability of the Fund to close open futures positions, which could have an adverse impact on the Fund’s ability to hedge.

Positions in futures contracts may be closed out only on an exchange that provides a secondary market for such futures.  However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time.  Thus, it may not be possible to close a futures position.  In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin.  In such situations, if a Fund has insufficient cash, it may have to sell portfolio holdings to meet daily margin requirements at a time when it may be disadvantageous to do so.  In addition, a Fund may be required to make delivery of the instruments underlying futures contracts it holds.  The inability to close options and futures positions also could have an adverse impact on a Fund’s ability to effectively hedge.

Successful use of futures by the Funds is also subject to the Advisor’s ability to correctly predict movements in the direction of the market.  For example, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because the Fund will have approximately equal offsetting losses in its futures positions.  In addition, in some situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements.  Such sales of securities may be, but will not necessarily be, at increased prices that reflect the rising market.  A Fund may have to sell securities at a time when it may be disadvantageous to do so.

Unlike when the Funds purchase or sell a security, no price is paid or received by the Funds upon the purchase or sale of a futures contract.  Initially, in accordance with the terms of the exchange on which such futures contract is traded, a Fund may be required to deposit with the broker or in a segregated account with the Fund’s custodian an amount of cash or cash equivalents, the value of which may vary but is generally equal to 10% or less of the value of the contract.  This amount is known as initial margin.  The initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied.  Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying security or index fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking to the market.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and extremely high degree of leverage involved in futures pricing.  As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor.  For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out.  A 15% decrease would result in a loss equal to 150% of the original margin deposit, before any deduction for the transaction costs, if the contract were closed out.   Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract.

Utilization of futures transactions by a Fund involves the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option.

Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day.  The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session.  Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit.  The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions.  Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

In connection with a futures transaction, unless the transaction is covered in accordance with the Securities and Exchange Commission (the “SEC”) positions, a Fund will maintain a segregated account with its custodian or sub-custodian consisting of cash or liquid securities equal to the entire amount at risk (less margin deposits) on a continuous basis.  The Company has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with Rule 4.5 under the Commodity Exchange Act (the “CEA”) and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market).  In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.  Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities.  In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract.  Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs).

The Funds intend to limit their transactions in futures contracts and related options so that not more than 5% of a Fund’s respective net assets are at risk.

American Depositary Receipts (“ADRs”).  The Funds may invest in sponsored ADRs.  ADRs are receipts issued by a bank or trust company evidencing ownership of underlying securities issued by a foreign issuer.  ADRs may be listed on a national securities exchange or may trade in the over-the-counter market.  ADR prices are denominated in U.S. dollars; the underlying security may be denominated in a foreign currency.  The underlying security may be subject to foreign government taxes which would reduce the yield on such securities.  Investments in ADRs also involve certain inherent risks, such as political or economic instability of the country of issue, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls.  Such securities may also be subject to greater fluctuations in price than securities of domestic corporations.  In addition, there may be less publicly available information about a foreign company than about a domestic company.  Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies.  With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments, which could affect investment in those countries.

While “sponsored” and “unsponsored” ADR programs are similar, there are differences regarding ADR holders’ rights and obligations and the practices of market participants.  A depositary may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depositary requests a letter of non-objection from the underlying issuer prior to establishing the facility.  Holders of unsponsored ADRs generally bear all the costs of the ADR facility.  The depositary usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distribution, and the performance of other services.  The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to ADR holders in respect of the underlying securities.

Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that sponsored ADRs are established jointly by a depositary and the underlying issuer through a deposit agreement.  The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depositary and the ADR holders.  With sponsored facilities, the underlying issuer typically bears some of the costs of the ADR (such as dividend payment fees of the depositary), although ADR holders may bear costs such as deposit and withdrawal fees.  Depositories of most sponsored ADRs agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the ADR holders at the underlying issuer’s request.

Temporary Strategies

In limited circumstances, to retain the flexibility to respond promptly to changes in market, economic or political conditions or in the case of unusually large cash inflows or redemptions, the Advisor may invest up to 100% of a Fund’s total assets in cash or similar investments (such as U.S. Government securities, repurchase agreements, commercial paper or certificates of deposit).  When a Fund takes a temporary position, the Fund may not achieve its investment objective.

Portfolio Turnover

Each Fund may sell a portfolio investment soon after its acquisition if the Advisor believes that such a disposition is consistent with attaining the investment objective of the Fund.  Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments.  A high rate of portfolio turnover (over 100%) may involve correspondingly greater transaction costs, which must be borne directly by the Fund and ultimately by its shareholders.  High portfolio turnover may result in the realization of substantial net capital gains.  To the extent short-term capital gains are realized, distributions attributable to such gains will be ordinary income for federal income tax purposes.  The table below shows the portfolio turnover rate for each Fund for the fiscal periods ended December 31, 2004, 2003 and 2002, if applicable.

Portfolio turnover rate for:	Fiscal Period Ended December 31, 2004	Fiscal Year Ended December 31, 2003	Fiscal Year Ended December 31, 2002
LargeCap Fund	23.2%	24.8%	16.2%
MidCap Fund	77.9%	81.8%	55.4%
SmallCap Fund(1)	34.7%(2)	N/A	N/A

_________________

 (1)  The SmallCap Fund commenced operations on June 30, 2004.

(2)  Not annualized.

INVESTMENT OBJECTIVES AND LIMITATIONS

Investment Objectives

The investment objective of a Fund cannot be changed without shareholder approval, which requires the approval of a “majority of the Fund’s outstanding voting securities,” as defined below.

Fundamental Investment Limitations

The Funds are subject to the fundamental investment limitations enumerated in this subsection, which may be changed only by a vote of the holders of a majority of the Fund’s outstanding voting securities.  A “majority of the outstanding voting securities” of a Fund means the lesser of (1) 67% of the shares of common stock of the Fund represented at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Fund.

Each Fund:

1.

May not, with respect to 75% of its total assets, purchase the securities of any one issuer (except securities issued or guaranteed by the U.S. government, or its agencies or instrumentalities) if, as a result, (i) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

2.

May (i) borrow from banks for temporary or emergency purposes (but not for leveraging or the purchase of investments), and (ii) make other investments or engage in other transactions permissible under the 1940 Act, which may involve a borrowing, including borrowing through reverse repurchase agreements, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Fund’s total assets (including the amount borrowed), less the Fund’s liabilities (other than borrowings).  If the amount borrowed at any time exceeds 33 1/3% of the Fund’s total assets, the Fund will, within three days thereafter (not including Sundays, holidays and any longer permissible period), reduce the amount of the borrowings such that the borrowings do not exceed 33 1/3% of the Fund’s total assets.  The Fund may also borrow money from other persons to the extent permitted by applicable laws.

3.

May not issue senior securities, except as permitted under the 1940 Act.

4.

May not act as an underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended, in connection with the purchase and sale of portfolio securities.

5.

May not purchase or sell physical commodities unless acquired as a result of ownership of other securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

6.

May not make loans if, as a result, more than 33 1/3% of the Fund’s total assets would be lent to other persons, except through (i) purchases of debt securities or other debt instruments, or (ii) engaging in repurchase agreements.

7.

May not purchase the securities of any issuer if, as a result, more than 25% (25% or more in the case of the SmallCap Fund) of the Fund’s total assets would be invested in the securities of issuers, the principal business activities of which are in the same industry.

8.

May not purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

Unless noted otherwise, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in the Fund’s assets (i.e., due to cash inflows or redemptions) or in market value of the investment or the Fund’s assets will not constitute a violation of that restriction.  This does not, however, apply to the borrowing policy set forth above.

With respect to Fundamental Investment Limitation No. 3, the 1940 Act permits the Funds to enter into options, futures contracts, forward contracts, repurchase agreements and reverse repurchase agreements provided that these types of transactions are covered in accordance with SEC positions.

With respect to Fundamental Investment Limitation No. 7, each Fund defines “industry” in accordance with the Global Industry Classification Standards (GICS), an industry classification system developed by S&P in collaboration with Morgan Stanley Capital International (MSCI).  GICS is comprised of 10 sectors, 24 industry groups, 64 industries and 139 sub-industries.  A company is assigned to a single GICS sub-industry according to the definition of its principal business activity as determined by S&P and MSCI.  Revenues are a significant factor in defining principal business activity; however, earnings analysis and market perception are also important criteria for classification.  Each Fund may be concentrated in a sector but will not be concentrated in any industry.

Non-Fundamental Investment Limitations

The following are the Funds’ non-fundamental operating policies, which may be changed by the Company’s Board of Directors (the “Board”) without shareholder approval.

Each Fund may not:

1.

Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, or unless it covers such short sale as required by the current rules and positions of the SEC or its staff, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

2.

Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts, or other derivative instruments shall not constitute purchasing securities on margin.

3.

Purchase securities of other investment companies except in compliance with the 1940 Act and applicable state law.

4.

Make any loans, except through (i) purchases of debt securities or other debt instruments, or (ii) engaging in repurchase agreements.

5.

Borrow money except from banks or through reverse repurchase agreements or mortgage dollar rolls, and will not purchase securities when bank borrowings exceed 5% of its total assets.

6.

Make any change in the Fund’s investment policy of investing at least 80% of its net assets in the investments suggested by the Fund’s name without first providing the Fund’s shareholders with at least 60 days’ prior notice.

7.

Under normal market conditions, purchase the securities of any one issuer (except securities issued or guaranteed by the U.S. government, or its agencies or instrumentalities) if, as a result, more than 5% of the Fund’s total assets would be invested in the securities of that issuer.

Non-Fundamental Investment Limitation No. 7 applies only to the SmallCap Fund.

Each Fund’s non-fundamental investment policies listed above may be changed with the approval of the Company’s Board.  Unless noted otherwise, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in the Fund’s assets (i.e., due to cash inflows or redemptions) or in market value of the investment or the Fund’s assets will not constitute a violation of that restriction.  This does not, however, apply to the borrowing policy set forth above.

NET ASSET VALUE

Shares of the Funds are sold on a continual basis at the net asset value next computed following receipt of an order in proper form by a dealer, the Funds’ distributor, Robert W. Baird & Co. Incorporated (the “Distributor”), or U.S. Bancorp Fund Services, LLC (the “Transfer Agent”).

The net asset value per share of a Fund is calculated separately for the Investor Class shares and Institutional Class shares by adding the value of all portfolio securities and other assets per class (including interest or dividend accrued, but not yet collected), subtracting the liabilities, and dividing the result by the number of outstanding shares of that class.  The result, rounded to the nearest cent, is the net asset value per share.

When determining net asset value, expenses are accrued and applied daily.  Common stocks and other equity-type securities are valued at the last sales price on the national securities exchange on which such securities are primarily traded, and with respect to equity securities traded on Nasdaq, such securities are valued using the Nasdaq Official Closing Price.  However, securities traded on a national securities exchange or Nasdaq for which there were no transactions on a given day, and securities not listed on a national securities exchange or Nasdaq, are valued at the average of the most recent bid and asked prices.  Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of the Company or its delegate.  The Board may approve the use of pricing services to assist the Funds in the determination of net asset value.  All money market instruments held by a Fund will be valued on an amortized cost basis.  The calculation of the net asset value of a Fund may not take place contemporaneously with the determination of the prices of portfolio securities used in such calculation.  Events affecting the values of portfolio securities that occur between the time their prices are determined and 3:00 p.m. Central time, and at other times, may not be reflected in the calculation of net asset value of the Funds.  The New York Stock Exchange (the “Exchange”) is currently closed on the following holidays:  New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

An example of how each Fund calculated its total net asset value per share as of December 31, 2004 for the Investor Class shares is as follows:

	Net Assets	=	Net Asset Value per share
	Shares Outstanding

LargeCap Fund	$1,900,053 234,864	=	$8.09

MidCap Fund	$3,944,857 364,694	=	$10.82

SmallCap Fund	$68,184 6,296	=	$10.83

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Fees for Certain Shareholder Services.  Shareholder organizations or institutions may be paid by the Funds for advertising, distribution or shareholder services. Depending on the terms of the particular account, shareholder organizations or institutions also may charge their customers fees for automatic investment, redemption and other services provided.  Such fees may include, for example, account maintenance fees, compensating balance requirements or fees based upon account transactions, assets or income.  Shareholder organizations or institutions are responsible for providing information concerning these services and any charges to any customer who must authorize the purchase of Fund shares prior to such purchase.

Suspension of Redemption Right.  Under the 1940 Act, the Funds may suspend the right of redemption or postpone the date of payment for shares during any period when (a) trading on the Exchange is restricted by applicable rules and regulations of the SEC; (b) the Exchange is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC.  (The Funds may also suspend or postpone the recording of the transfer of their shares upon the occurrence of any of the foregoing conditions.)

Redemption in Kind.  The Company has filed an election pursuant to Rule 18f-1 under the 1940 Act which provides that each Fund is obligated to redeem shares solely in cash up to $250,000 or 1% of the net asset value of the class of shares of the Fund being redeemed, whichever is less, for any one shareholder within a 90-day period.  Any redemption beyond this amount may be made in assets other than cash.

Involuntary Redemptions.  In addition to the situations described in the Funds’ Prospectus under “General Transaction Policies,” a Fund may redeem shares involuntarily when appropriate under the 1940 Act, such as to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Fund shares as provided in the Funds’ Prospectus.

Exchange Privilege. By use of the exchange privilege, shareholders authorize the Transfer Agent to act on exchange instructions received in writing or by telephone from any person representing himself to be the shareholder, or, in some cases, the shareholder’s registered representative or account representative of record, and believed by the Transfer Agent to be genuine.  The Transfer Agent’s records of such instructions are binding.  The exchange privilege may be modified or terminated at any time upon notice to shareholders.

Shares in a Fund from which the shareholder is withdrawing an investment will be redeemed at the net asset value per share next determined on the date of receipt.  Shares of the new fund into which the shareholder is investing will be purchased at the net asset value per share next determined after acceptance of the request by the Fund’s Transfer Agent in accordance with the policies for accepting investments.  Exchanges of shares will be available only in states where they may legally be made.

Automatic Investment Plan.  The Investor Class and Institutional Class shares of the Funds offer an Automatic Investment Plan whereby a shareholder may automatically make purchases of shares of a Fund on a regular, monthly or quarterly basis ($250 minimum per transaction).  Under the Automatic Investment Plan, a shareholder’s designated bank or other financial institution debits a preauthorized amount from the shareholder’s account each month or quarter and applies the amount to the purchase of Fund shares.  The Automatic Investment Plan must be implemented with a financial institution that is a member of the Automated Clearing House.  No service fee is currently charged by a Fund for participation in the Automatic Investment Plan.

The Automatic Investment Plan permits an investor to use “Dollar Cost Averaging” in making investments.  Instead of trying to time market performance, a fixed dollar amount is invested in Fund shares at predetermined intervals.  This may help investors reduce their average cost per share because the agreed upon fixed investment amount allows more Fund shares to be purchased during periods of lower Fund share prices and fewer Fund shares to be purchased during periods of higher Fund share prices.  In order to be effective, Dollar Cost Averaging should usually be followed on a sustained, consistent basis.  Investors should be aware, however, that Fund shares bought using Dollar Cost Averaging are purchased without regard to their price on the day of investment or to market trends.  Dollar Cost Averaging does not assure a profit and does not protect against losses in a declining market.  In addition, while investors may find Dollar Cost Averaging to be beneficial, it will not prevent a loss if an investor ultimately redeems his Fund shares at a price that is lower than their purchase price.

Systematic Withdrawal Plan.  The Funds offer shareholders a Systematic Withdrawal Plan, which allows a shareholder who owns shares of a Fund worth at least $5,000 at current net asset value at the time the shareholder initiates the Systematic Withdrawal Plan to designate that a fixed sum ($50 minimum per transaction) be distributed to the shareholder or as otherwise directed at regular intervals.

In-Kind Payments.  Payment for shares of a Fund may, in the discretion of the Fund, be made in the form of securities that are permissible investments for the Fund as described in its Prospectus.  For further information about this form of payment, contact the Funds (toll-free) at 1-866-44BAIRD.  In connection with an in-kind securities payment, a Fund will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Fund; that the Fund receives satisfactory assurances that it will have good and marketable title to the securities received by it; that the securities be in proper form for transfer to the Fund; that adequate information be provided to the Fund concerning certain tax matters relating to the securities; and that the amount of the purchase be at least $1,000,000.

Individual Retirement Accounts (Investor Class Only).  The Company has available a plan (the “Traditional IRA”) for use by individuals with earned income who wish to use shares of a Fund as a funding medium for individual retirement saving.  However, except for rollover contributions, an individual who has attained, or will attain, age 70 ½ before the end of the taxable year may only contribute to a Traditional IRA for his or her nonworking spouse under age 70 ½.

The Company also has available a Roth Individual Retirement Account (the “Roth IRA”) for retirement saving for use by individuals with earned income.  A single individual with adjusted gross income of up to $110,000 may contribute to a Roth IRA (for married couples filing jointly, the adjusted gross income limit is $160,000), and contributions may be made even after the Roth IRA owner has attained age 70 ½, as long as the account owner has earned income.

The Company permits certain employers (including self-employed individuals) to make contributions to employees’ Traditional IRAs if the employer establishes a Simplified Employee Pension (“SEP”) plan and/or a Salary Reduction SEP (“SARSEP”).  Although SARSEPs may not be established after 1996, employers may continue to make contributions to SARSEPs established before January 1, 1997, under the pre-1997 federal tax law.

Savings Incentive Match Plan for Employees of Small Employers (Investor Class Only).  The Company also has available a simplified tax-favored retirement plan for employees of small employers (a “SIMPLE IRA Plan”).  If an employer establishes a SIMPLE IRA Plan, contributions under the Plan are made to eligible employees’ SIMPLE Individual Retirement Accounts (“SIMPLE IRAs”).  Each eligible employee may choose to defer a percentage of his or her pre-tax compensation to the employee’s SIMPLE IRA.  The employer must generally make an annual matching contribution to the SIMPLE IRA of each eligible employee equal to the employee’s salary reduction contributions, up to a limit of 3% of the employee’s compensation.  Alternatively, the employer may make an annual non-discretionary contribution to the SIMPLE IRA of each eligible employee equal to 2% of each employee’s compensation.

In the SIMPLE IRA Plan and in Traditional and Roth IRAs, distributions of net investment income and capital gains will be automatically reinvested.

The foregoing brief descriptions are not complete or definitive explanations of the SIMPLE IRA Plan, the Traditional IRA, or the Roth IRA available for investment in the Funds.  Any person who wishes to establish a retirement plan account may do so by contacting the Funds (toll-free) at 1-866-44BAIRD.  The complete Plan documents and applications will be provided to existing or prospective shareholders upon request, without obligation.  The Company recommends that investors consult their attorneys or tax advisors to determine if the retirement programs described herein are appropriate for their needs.

DESCRIPTION OF SHARES

The Company’s Articles of Incorporation authorize the Board to issue an indefinite number of shares of common stock, $.01 par value per share, which is classified into a total of eight series (three of which are listed below) (each, a “series” or “fund”).  Each series is divided into two classes designated as Investor Class shares and Institutional Class shares (each, a “Class”) and consists of the number of shares set forth next to its Fund name in the table below:

Class of Common Stock	Fund in which Stock Represents Interest	Number of Authorized Shares in Each Series

Investor Class	LargeCap Fund	Indefinite
Institutional Class		Indefinite

Investor Class	MidCap Fund	Indefinite
Institutional Class		Indefinite

Investor Class	SmallCap Fund	Indefinite
Institutional Class		Indefinite

The remaining five series of common stock representing interests in five other separate investment portfolios are described in a separate Statement of Additional Information.  The Board may classify or reclassify any particular class of shares into one or more additional series or classes.  Each share of common stock of each class is entitled to one vote, and each share is entitled to participate equally in dividends and capital gains distribution by the respective class of shares and in the residual assets of the respective class in the event of liquidation.  However, each class of shares bears its own expenses, and the Investor Class has exclusive voting rights on matters pertaining to the Rule 12b-1 Plan.

ADDITIONAL INFORMATION CONCERNING TAXES

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Code, and to distribute its income to shareholders each year, so that the Fund itself generally will be relieved of federal income and excise taxes.  If a Fund were to fail to so qualify: (1) the Fund would be taxed at regular corporate rates without any deduction for distributions to shareholders; and (2) shareholders would be taxed as if they received dividends from a corporation, although corporate shareholders could be eligible for the dividends received deduction.

MANAGEMENT OF THE COMPANY

Under the laws of the State of Wisconsin, the business and affairs of the Funds are managed under the direction of the Board of the Company.  The Board is responsible for acting on behalf of the shareholders.

The Company does not normally hold shareholders’ meetings except when required by the 1940 Act or other applicable law.  The Board will call a shareholders’ meeting for the purpose of voting on the question of removal of a Director when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Company that are entitled to vote.

Directors and Officers

Directors and officers of the Company, together with information as to their principal business occupations during the last five years and other information, are shown in the following table.  Each Director who is deemed an “interested person,” as defined in the 1940 Act, is indicated by an asterisk (*).  Each officer and Director holds the same positions with the Company and each Fund.

Independent Directors

Name, Address and Age (as of 12/31/04)	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
John W. Feldt University of Wisconsin Foundation 1848 University Avenue Madison, WI 53705 Age: 62	Independent Director	Indefinite; Since September 2000	Senior Vice President-Finance, University of Wisconsin Foundation since 1985; Vice President-Finance, University of Wisconsin Foundation (1980-1985); Associate Director, University of Wisconsin Foundation (1967-1980)	8	Director of Thompson Plumb Funds, a mutual fund complex of which Mr. Feldt oversees 4 portfolios
George C. Kaiser 759 N. Milwaukee Street Milwaukee, WI 53202 Age: 71	Independent Director	Indefinite; Since September 2000	CEO, George Kaiser & Co., a business consulting company, since 1999; Chairman and CEO, Hanger Tight Company, a manufacturing company (1988-1999); Chairman and CEO, Interstore Transfer Systems, Ltd., a manufacturing company (1992-1999); Chairman, International Retail Services Group, Ltd. (1995-1999); Executive Vice President, Arandell Schmidt Co., a catalog printer company (1984-1987); various positions, Arthur Andersen & Co. (1957-1964, 1967-1984), most recently serving as Partner (1969-1984); Secretary of Administration, State of Wisconsin (1965-1967)	8	None
Frederick P. Stratton, Jr. 777 East Wisconsin Avenue, Suite 1400 Milwaukee, WI 53202 Age: 65	Independent Director	Indefinite; Since May 2004	Chairman Emeritus, Briggs & Stratton Corporation, a manufacturing company, since 2003; Chairman, Briggs & Stratton Corporation (2001-2002); Chairman and CEO, Briggs & Stratton Corporation (1986-2001)	8

Director of

Midwest Air Group, Inc., an airline company; Weyco Group, Inc., a men’s footwear distributor; Wisconsin Energy Corporation and its subsidiaries Wisconsin Electric Company and Wisconsin Gas Company

Interested Director

Name, Address and Age (as of 12/31/04)	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

G. Frederick Kasten, Jr.* 777 East Wisconsin Avenue Milwaukee, WI 53202 Age: 65	Director and Chairman	Indefinite; Since September 2000	Chairman, the Advisor since January 2000; Chairman and CEO, the Advisor (January 1998-January 2000); President and CEO, the Advisor (January 1983-January 1998); President, the Advisor (January 1979-January 1983)	8	Director of Regal-Beloit Corporation, a manufacturing company

*

Mr. Kasten is an “interested person” of the Company (as defined in the 1940 Act) because he serves as the Chairman of the Advisor.

Principal Officers

Name, Address and Age (as of 12/31/04)	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Mary Ellen Stanek 777 East Wisconsin Avenue Milwaukee, WI 53202 Age: 48	President	Indefinite; Since September 2000

Managing Director, the Advisor, and Chief Investment Officer, Baird Advisors, a department of the Advisor, since March 2000; President and CEO, Firstar Investment Research & Management Company, LLC (“FIRMCO”) (November 1998-February 2000); President, Firstar Funds, Inc. (December 1998-March 2000); President and Chief Operating Officer, FIRMCO (March 1994-November 1998)

J. Bary Morgan 777 East Wisconsin Avenue Milwaukee, WI 53202 Age: 39	Senior Vice President	Indefinite; Since February 2003

Chief Investment Officer, Baird Investment Management, a department of the Advisor, since January 2004; Managing Director, the Advisor since January 2001; Director, Baird Investment Management (January 2001-January 2004); Senior Vice President, the Advisor (January 2000-January 2001); First Vice President, the Advisor (January 1996-January 2000)

Todd S. Nichol 777 East Wisconsin Avenue Milwaukee, WI 53202 Age: 42	Vice President and Chief Compliance Officer	Indefinite; Since August 2004

Chief Compliance Officer, the Advisor since October 2004; Assistant Compliance Director, the Advisor since August 2002; Senior Vice President, the Advisor since January 2005; First Vice President, the Advisor (January 2004-January 2005); Vice President, the Advisor (August 2002-January 2004); Vice President – Risk Management, BNY Clearing Services, LLC, a division of The Bank of New York (August 1995-August 2002)

Russell P. Schwei 777 East Wisconsin Avenue Milwaukee, WI 53202 Age: 45	Vice President	Indefinite; Since September 2000	Chief Operating Officer, the Advisor since July 1992; Managing Director, the Advisor since January 1997; Chief Financial Officer and Managing Director, the Advisor (February 1999-December 1999)
Leonard M. Rush 777 East Wisconsin Avenue Milwaukee, WI 53202 Age: 58	Treasurer	Indefinite; Since September 2000	Chief Financial Officer, the Advisor since January 2000
Glen F. Hackmann 777 East Wisconsin Avenue Milwaukee, WI 53202 Age: 63	Secretary	Indefinite; Since February 2005	General Counsel, the Advisor since September 1984; First Vice President and Secretary, the Advisor since February 1988; Managing Director, the Advisor since September 1994.

Board Committees

The Board of Directors has two standing committees — an Audit Committee and a Nominating Committee.  The Audit Committee is responsible for advising the full Board with respect to accounting, auditing and financial matters affecting the Company and meets at least semi-annually.  During the fiscal year ended December 31, 2004, the Audit Committee met three times.  The Independent Directors — John W. Feldt, George C. Kaiser and Frederick P. Stratton, Jr. — comprise the Audit Committee.  Mr. Stratton became a member of the Audit Committee on November 15, 2004.

The Nominating Committee is responsible for seeking and reviewing candidates for consideration as nominees to serve as Directors of the Company and meets as often as it deems necessary.  During the fiscal year ended December 31, 2004, the Nominating Committee met one time.  The Independent Directors — John W. Feldt, George C. Kaiser and Frederick P. Stratton, Jr. — comprise the Nominating Committee.  The Nominating Committee will consider properly qualified candidates for the Board submitted by shareholders.  Shareholders who wish to recommend a Director nominee may do so by submitting the appropriate information about the candidate to the Company’s Secretary.

A Valuation Committee, which is not comprised of members of the Board, was established on February 25, 2002 by the Board of Directors.  The Valuation Committee is responsible for (1) monitoring the valuation of Fund securities and other investments; and (2) as required, when the full Board is not in session, determining the fair value of illiquid and other holdings after consideration of all relevant factors, which determinations are subsequently reported to the full Board. The Valuation Committee will meet as necessary when a price is not readily available.  Leonard M. Rush, Treasurer; Mary Ellen Stanek, President; Mark Roble, a Managing Director of the Advisor; and Patrick S. Lawton, a Managing Director of the Advisor, comprise the Valuation Committee.

Board Compensation

With respect to fiscal 2004, each Independent Director received an aggregate annual fee of $14,000, plus $1,500 per Board meeting attended and, with respect to Mr. Feldt and Mr. Kaiser, $1,000 for the Nominating Committee meeting held in April 2004.  In addition, each Independent Director is reimbursed by the Company for travel and other expenses incurred in connection with attendance at such meetings.  Committee members do not receive compensation for committee meetings attended.  Officers and directors of the Funds who are deemed “interested persons” of the Company or the Funds, as defined in the 1940 Act, receive no compensation or expense reimbursement from the Funds or the Advisor, except that the Advisor pays compensation to Todd S. Nichol for his services as Chief Compliance Officer of the Funds.  Neither the Company nor the Funds maintain any deferred compensation, pension or retirement plans, and no pension or retirement benefits are accrued as part of Company or Fund expenses.  For the fiscal period ended December 31, 2004, the Independent Directors received the following compensation:

Name	Aggregate Compensation From Funds LargeCap MidCap SmallCap Fund Fund Fund(1)			Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Funds and Fund Complex Paid to Directors(2)
John W. Feldt	$2,668	$2,464	$267	$0	$0	$5,399
George C. Kaiser	$2,668	$2,464	$267	$0	$0	$5,399
Frederick P. Stratton, Jr.(3)	$2,381	$2,279	$267	$0	$0	$4,927

(1)	The SmallCap Fund commenced operations on June 30, 2004.
(2)

Compensation shown in the above table represents compensation paid directly by the LargeCap Fund, MidCap Fund and SmallCap Fund.  For 2004, compensation received by the Independent Directors for overseeing all series of the Company, including the other five funds within the Fund Complex (not discussed in this Statement of Additional Information), totaled $20,500 for John W. Feldt, $20,500 for George C. Kaiser and $18,500 for Frederick P. Stratton, Jr.  Of the total amount paid to Independent Directors, $43,775 was paid by the Advisor and the remainder was paid directly by the LargeCap Fund, MidCap Fund and SmallCap Fund as set forth above.

(3)	Frederick P. Stratton, Jr. was appointed to the Board on May 17, 2004.

Board Interest in the Funds

As of December 31, 2004, the Directors beneficially owned the following amounts in the Fund Complex (Note: the Directors only own the Institutional Class of shares):

Key

A.

$1-$10,000

B.

$10,001-$50,000

C.

$50,001-$100,000

D.

over $100,000

Dollar Range of Equity Securities Beneficially Owned in the Funds (1)

Name of Director	LargeCap Fund	MidCap Fund	SmallCap Fund	Aggregate Dollar Range of Equity Securities Beneficially Owned in All Registered Investment Companies Overseen by Director in Family of Investment Companies
John W. Feldt, Independent Director	None	C	None	C

George C. Kaiser Independent Director	None	None	None	D

Frederick P. Stratton, Jr. Independent Director	None	D	D	D

G. Frederick Kasten, Jr. Interested Director and Chairman	None	None	None	D

(1)

Beneficial ownership is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

The following persons owned of record or are known by the Funds to own beneficially 5% or more of the outstanding shares of one or both classes of shares of the Funds as of March 31, 2005:

LargeCap Fund

Name and Address of Beneficial Owner	Class of Shares	Number of Shares	Percent of Class	Percent of Fund

U.S. Bank Trust FBO Robert W. Baird & Co. Incorporated Pension Plan P.O. Box 1787 Milwaukee, WI 53201-1787	Institutional	4,219,433.371	53.09%	51.10%

State Street Bank Custodian Robert W. Baird & Co. Inc. 805 Pennsylvania Avenue Kansas City, MO 64105-1307	Institutional	2,800,999.551	35.24%	33.92%

First Clearing, LLC Susan K. Wonnell TTEE Susan K. Wonnell Trust 1924 Pebble Beach Ct. Venice, FL 34293-3831	Investor	34,938.647	11.28%	0.42%

Robert W. Baird & Co. Inc. TTEE FBO John M. Plautz Rollover IRA N11W27624 Wildwood Court Waukesha, WI 53188-1211	Investor	31,899.630	10.30%	0.39%

First Clearing, LLC Gerald Hallisey TTEE Stainless Tubular Products #2 19 Audrey Pl. Fairfield, NJ 07004-3415	Investor	27,048.000	8.73%	0.33%

First Clearing, LLC Mary Jane Siegmann TTEE Mary Jane Siegmann Trust 6822 Brentford Road Sarasota, FL 34241-5705	Investor	19,035.533	6.15%	0.23%

State Street Bank & Trust Co. Custodian FBO Milwaukee OBGYN 401k 801 Pennsylvania Avenue Kansas City, MO 64105-1307	Investor	19,009.189	6.14%	0.23%

First Clearing, LLC James M. Muir Mary M. Muir Co-TTEEs James M. Muir & Mary M. Muir Trust 3111 Post Road Sarasota, FL 34241-2419	Investor	17,063.973	5.51%	0.21%

Robert W. Baird & Co. Inc. TTEE FBO James E. Peters IRA 9922 N. Thornapple Lane Mequon, WI 53092-6263	Investor	15,746.732	5.08%	0.19%

MidCap Fund

Name and Address of Beneficial Owner	Class of Shares	Number of Shares	Percent of Class	Percent of Fund

U.S. Bank Trust Robert W. Baird & Co. Incorporated Pension Plan P.O. Box 672 Milwaukee, WI 53201-0672	Institutional	1,825,505.627	20.64%	19.73%

BDG & Co. 45 Milk St. Floor 2 Boston, MA 02109-5173	Institutional	1,779,367.607	20.12%	19.23%

Palmer R. Dodge Retirement Plan State Street Bank & Trust Co. TTEE 1 Heritage Drive Quincy, MA 02171-2105	Institutional	656,915.819	7.43%	7.10%

State Street Bank Custodian Robert W. Baird & Co. 805 Pennsylvania Avenue Kansas City, MO 64105-1307	Institutional	623,406.930	7.05%	6.74%

Auburn University Foundation 1907 S. College St., Ste. 202 Auburn University, AL 36849-0001	Institutional	596,017.657	6.74%	6.44%

Webster University 470 E. Lockwood Ave. St. Louis, MO 63119-3141	Institutional	494,053.065	5.59%	5.34%

SEI Private Trust Company 1 Freedom Valley Drive Oaks, PA 19456	Institutional	486,313.098	5.50%	5.26%

Vanguard Fiduciary Trust Company 400 Devon Park Drive Wayne, PA 19087	Investor	123,069.072	29.99%	1.33%

First Clearing, LLC Susan K. Wonnell TTEE Susan K. Wonnell Trust 1924 Pebble Beach Court Venice, FL 34293-3831	Investor	26,371.075	6.43%	0.28%

First Clearing, LLC Gerald Hallisey TTEE Stainless Tubular Products #2 19 Audrey Pl. Fairfield, NJ 07004-3415	Investor	25,663.000	6.25%	0.28%

Associated Trust Company Custodian FBO Milwaukee Public Museum Inc. P.O. Box 22037 Green Bay, WI 54305-2037	Investor	22,828.243	5.56%	0.25%

SmallCap Fund

Name and Address of Beneficial Owner	Class of Shares	Number of Shares	Percent of Class	Percent of Fund

State Street Bank & Trust FBO Robert W. Baird. & Co. 401k 105 Rosemont Road Westwood, MA 02090	Institutional	1,525,436.480	91.47%	90.44%

First Clearing, LLC Gerald Hallisey TTEE Stainless Tubular Products #2 19 Audrey Pl. Fairfield, NJ 07004-3415	Investor	11,578.000	61.07%	0.69%

First Clearing, LLC Susan K. Wonnell TTEE King Charitable Remainder Trust Venice, FL 34293	Investor	3,213.000	16.95%	0.19%

First Clearing, LLC Tammy A. Zuknick IRA Advest Inc. Custodian 4702 Glenbrooke Ter. Sarasota, FL 34243-4325	Investor	1,362.000	7.18%	0.08%

Any person that beneficially owns more than 25% of the outstanding shares of a Fund or a Class may be considered a “controlling person” of such Fund or Class.  Shareholders with a controlling interest could affect the outcome of proxy voting or the direction of management of the Funds.

As of March 31, 2005, the officers and Directors of the Company did not own any Investor Class shares of the Funds and as a group owned 1.90%, 1.27% and 3.48% of the outstanding Institutional Class shares of the LargeCap Fund, MidCap Fund and SmallCap Fund, respectively.

PORTFOLIO TRANSACTIONS

Subject to the general supervision of the Board, the Advisor is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for each Fund.

The portfolio turnover rate for a Fund is calculated by dividing the lesser of amounts of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period.  The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less.  Portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements which enable the Funds to receive favorable tax treatment.  Portfolio turnover will not be a limiting factor in making portfolio decisions, and the Funds may engage in short-term trading to achieve their respective investment objectives.

Equity securities are generally bought and sold in brokerage transactions placed on U.S. stock exchanges or in the over-the-counter market in exchange for negotiated brokerage commissions.  Accordingly, the cost of transactions may vary among different brokers.  With respect to over-the-counter transactions, the Advisor will normally deal directly with dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere.

Fixed income securities purchased and sold by the Funds are generally traded in the over-the-counter market on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument.  The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer’s mark-up or mark-down.

The Funds may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group.  A Fund will engage in this practice, however, only when the Advisor, in its sole discretion, believes such practice to be in the Fund’s interests.

The Investment Advisory Agreement (the “Agreement”) between the Company and the Advisor provides that, in executing portfolio transactions and selecting brokers or dealers, the Advisor will seek to obtain the most favorable prices and at reasonable commission rates.  In assessing the best overall terms available for any transaction, the Advisor shall consider factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commissions, if any, both for the specific transaction and on a continuing basis.  In addition, the Agreement authorizes the Advisor to cause the Funds to pay a broker/dealer that furnishes brokerage and research services a higher commission than that which might be charged by another broker/dealer for effecting the same transaction, provided that the Advisor determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker/dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Advisor to the Funds.  Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond and government securities markets and the economy.  The Advisor has arrangements with certain of its regular brokers pursuant to which commission credits may be used to reimburse brokers for research products provided to all clients of the Advisor, including the Funds.  During the fiscal year ended December 31, 2004, pursuant to these arrangements, the Large Cap Fund paid total commissions of $4,050 on transactions with a principal value of $3,903,406 and the MidCap Fund paid total brokerage commissions of $7,044 on transactions with a principal value of $6,081,672.

Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by the Advisor and does not reduce the advisory fees payable to it by the Funds.  The Board will periodically review the commissions paid by the Funds to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Funds.  Research services furnished by firms through which a Fund effects its securities transactions may be used by the Advisor in servicing all of its accounts; not all of such services may be used by the Advisor in connection with the Fund.  It is possible that certain of the supplementary research or other services received will primarily benefit one or more other accounts for which investment discretion is exercised.  Conversely, a Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account(s).

Brokerage may not be allocated based on the sale of Fund shares.  The Board of Directors, including a majority of the Independent Directors, has adopted policies and procedures designed to ensure that the selection of brokers is not influenced by considerations about the sale of Fund shares.

Portfolio securities will not be purchased from or sold to (and savings deposits will not be made in and repurchase and reverse repurchase agreements will not be entered into with) the Advisor, or an affiliated person of the Advisor (as such term is defined in the 1940 Act), acting as principal.  In addition, the Funds will not purchase securities during the existence of any underwriting or selling group relating thereto of which the Advisor or an affiliated person is a member, except to the extent permitted by the SEC.

Investment decisions for a Fund are made independently from those for other accounts advised or managed by the Advisor.  Such other accounts may also invest in the same securities as the Funds.  When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another account, the transaction will be averaged as to price and available investments allocated as to amount, in a manner which the Advisor believes to be equitable to the Fund and such other account.  In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by the Fund.  To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other accounts in executing transactions.

For the fiscal periods ended December 31, 2004, 2003 and 2002, the following brokerage commissions were paid by the Funds:

	December 31, 2004	December 31, 2003	December 31, 2002
LargeCap Fund	$37,497	$45,926	$38,454
MidCap Fund	$171,579	$59,972	$37,095
SmallCap Fund	$35,743(1)	N/A	N/A

(1)

The fees paid by the SmallCap Fund are for the period from June 30, 2004, the date on which the Fund began operations, to December 31, 2004.

The increase in brokerage commissions paid by the MidCap Fund in 2004 compared to 2003 was due to increased trading volume resulting from the growth of Fund assets.

The Funds did not pay any commissions to brokers who were affiliated with the Funds or the Advisor during the past three fiscal years.

Unless otherwise noted below, during the fiscal year ended December 31, 2004, the Funds did not acquire securities of their regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act):

Fund	Regular Broker or Dealer (or Parent) Issuer	Value of Securities Owned (as of 12/31/04)
LargeCap Fund	Citigroup Inc.	$2,158,271

INVESTMENT ADVISORY AND OTHER SERVICES

Advisory Services

Pursuant to an investment advisory agreement dated September 29, 2000, as amended (the “Advisory Agreement”), Robert W. Baird & Co. Incorporated, 777 East Wisconsin Avenue, Milwaukee, WI  53202 (the “Advisor”), furnishes continuous investment advisory services and management to the Funds.  The Advisor is an investment advisory and brokerage firm formed in the State of Wisconsin on December 29, 1919.

Baird Financial Corporation, a holding company, in combination with employees of the Advisor, owns substantially all of the outstanding stock of the Advisor.  Baird Holding Company, in combination with employees of the Advisor, owns substantially all of the outstanding stock of Baird Financial Corporation.  Employees of the Advisor own substantially all of the outstanding stock of Baird Holding Company.

The Advisory Agreement had an initial term of two years and is thereafter required to be approved annually (a) by the vote of a majority of the Independent Directors, cast in person at a meeting called for the purpose of voting on such approval, and (b) either by the full Board of Directors of the Company or by the vote of the shareholders.  The Advisory Agreement was most recently approved by the Independent Directors on August 16, 2004, by the shareholders of the LargeCap Fund on August 14, 2000, and by the shareholders of the MidCap Fund on December 20, 2000.  The Advisory Agreement with respect to the SmallCap Fund was most recently approved by the Independent Directors on May 17, 2004 and by its initial shareholder on June 18, 2004.  The Advisory Agreement terminates in the event of assignment and generally may be terminated by either party if certain conditions are met, without penalty, on 60 days’ notice.  The Advisory Agreement will continue in effect, unless sooner terminated, for successive one-year periods so long as it is approved annually.  In the Advisory Agreement, the Advisor has agreed to pay all expenses incurred by it in connection with its advisory activities.  These expenses do not include the cost of securities and other investments purchased or sold for a Fund and do not include brokerage commissions and any other transaction charges.  Brokerage commissions and other transaction charges are included in the cost basis of the securities and other investments.

When the Board approved the Advisory Agreement on May 17, 2004 (for the SmallCap Fund) and August 16, 2004 (for the LargeCap Fund and the MidCap Fund), the Directors were provided with materials relating to, and considered and evaluated information concerning, among other things, (a) the terms and conditions of the Advisory Agreement, including the nature, quality and scope of the investment management services and the fees charged for these services; (b) a comparison of each Fund’s fees and expenses in relation to various industry averages; and (c) the Directors’ legal duties in approving the Advisory Agreement.  In order to assess the Advisor’s fee, the Directors considered the fee structure applicable to each Fund, including the expense cap/reimbursement agreement between the Advisor and each Fund described below, and comparative industry fee data provided by an independent service.  In the case of the SmallCap Fund, the Board also considered the fact that investors would have a choice of a small-cap fund managed by the Advisor in addition to the large- and mid-cap funds currently offered.  The Board received a presentation about the Advisor’s small-, mid- and large-cap investment styles, portfolio teams and investment capabilities, and noted that the Advisor has an established small-, mid- and large-cap investment strategy.  On the basis of their review of the foregoing information, the Directors found that the terms of the Advisory Agreement were fair and reasonable and in the best interests of each Fund’s shareholders.

As compensation for its advisory services, the LargeCap Fund, MidCap Fund and the SmallCap Fund pay to the Advisor a monthly management fee at the annual rate of 0.65%, 0.75% and 0.85%, respectively, of the average daily net asset value of the applicable Fund.  From time to time, the Advisor may voluntarily waive all or a portion of its management fee for the Funds.  As described in the Prospectus, the Advisor has contractually agreed to waive its management fee and/or reimburse Fund expenses so as to limit the total expenses of the LargeCap Fund, MidCap Fund and the SmallCap Fund to an annual rate of 0.75%, 0.85% and 0.95%, respectively, for the Institutional Class and 1.00%, 1.10% and 1.20%, respectively, for the Investor Class, through December 31, 2005.  For 2002 and 2003, the Advisor had contractually agreed to waive its management fee and/or reimburse Fund expenses so as to limit the total expenses of the MidCap Fund to an annual rate of 1.25% for the Institutional Class and 1.50% for the Investor Class.  Pursuant to the Advisory Agreement, the Advisor can recapture any expenses or fees it has waived or reimbursed within a three-year period, if the expense ratios in those future years are less than the limits specified above and less than the limits in effect at that future time.  However, the Funds are not obligated to pay any such waived fees more than three years after the end of the fiscal year in which the fees were waived or reimbursed.

For the fiscal periods ended December 31, 2004, 2003 and 2002, the Funds paid the following management fees to the Advisor under the Advisory Agreement, of which the Advisor waived the following amounts:

	December 31, 2004	December 31, 2003	December 31, 2002
LargeCap Fund	$402,995	$356,165	$294,251
(amount waived)	$(114,127)	$(108,138)	$(91,116)
MidCap Fund	$442,480	$191,349	$112,668
(amount waived)	$(116,179)	$ (1,122)	$(21,503)
SmallCap Fund	$65,704(1)	N/A	N/A
(amount waived)	$(65,704)(1)	N/A	N/A

_________________

 (1)

Amounts are for the period from June 30, 2004, the date on which the Fund began operations, to December 31, 2004.

The Advisor may act as an investment advisor and administrator to other persons, firms, or corporations (including investment companies), and may have numerous advisory clients in addition to the Funds.

Proxy Voting Policies

The Board has adopted proxy voting policies and procedures that delegate the authority to vote proxies to the Advisor, subject to the supervision of the Board.  The Board has also authorized the Advisor to retain a third party proxy voting service, such as Institutional Shareholder Services (“ISS”), to provide recommendations on proxy votes.  The Advisor’s proxy voting policies and procedures provide that the Advisor will typically vote proxies in accordance with the recommendations made by ISS, and in the best interest of clients and Fund shareholders.  However, because ISS guidelines do not address all potential voting issues and do not necessarily correspond to the Advisor’s opinions, there may be instances where the Advisor may not vote strictly according to the ISS guidelines.  In such a case, the Advisor submits the matter to its proxy voting committee.

In situations where the Advisor’s interests conflict, or appear to conflict, with client interests, the Advisor will take one of the following steps to resolve the conflict:

•

Vote the securities in accordance with a pre-determined policy based upon the recommendations of an independent third party, such as ISS;

•

Refer the proxy to the client or to a fiduciary of the client for voting purposes;

•

Suggest that the client engage another party to determine how the proxy should be voted; or

•

Disclose the conflict to the client or, with respect to the Funds, the Funds’ Board and obtain the client’s or Board’s direction to vote the proxies.

In the event of a conflict of interest between a Fund and the Advisor with regard to a proxy vote, and assuming the Advisor chooses to disclose the conflict to the Fund and obtain the Fund’s direction as to how to vote the proxies, the Board has delegated its authority to the Independent Directors and the proxy voting direction in such a case shall be determined by a majority of the Independent Directors.

The LargeCap and MidCap Funds’ proxy voting record is available without charge, either upon request, by calling toll free, 1-866-44BAIRD, or by accessing the Funds’ website at http://www.bairdfunds.com, or both; and by accessing the SEC’s website at http://www.sec.gov.  The SmallCap Fund’s proxy voting record will be available without charge beginning August 31, 2005 and can be obtained as described above.

Code of Ethics

The Company, the Advisor and the Distributor have adopted a joint written Code of Ethics under Rule 17j-1 of the 1940 Act.  The Code of Ethics governs the personal securities transactions of directors, officers, managers, members, and employees who may have access to current trading information of the Funds.  The Code of Ethics permits such persons to invest in securities for their personal accounts, including securities that may be purchased or held by the Funds, subject to certain restrictions.  The Code of Ethics includes pre-clearance, reporting and other procedures to monitor personal transactions and ensure that such transactions are consistent with the best interests of the Funds.

Fund Administration

U.S. Bancorp Fund Services, LLC (“USBFS”) provides administrative personnel and services (including blue sky services) to the Company and the Funds.  Administrative services include, but are not limited to, providing equipment, telephone facilities, various personnel, including clerical and supervisory, and computers as is necessary or beneficial to provide compliance services to the Funds and the Company.

For the fiscal periods ended December 31, 2004, 2003 and 2002, the Funds paid the following administrative fees to USBFS:

	December 31, 2004	December 31, 2003	December 31, 2002
LargeCap Fund	$44,095	$40,960	$32,700
MidCap Fund	$39,769	$18,772	$10,500
SmallCap Fund	$5,296(1)	N/A	N/A

_________________

(1)

The fees paid by the SmallCap Fund are for the period from June 30, 2004, the date on which the Fund began operations, to December 31, 2004.

Financial Intermediaries

From time to time, the Funds may pay, directly or indirectly, amounts to financial intermediaries that provide transfer-agent type and/or other administrative services relating to the Funds to their customers or other persons who beneficially own interests in the Funds, such as participants in 401(k) plans.  These services may include, among other things, sub-accounting services, transfer agent-type services, answering inquiries relating to the Funds, transmitting, on behalf of the Funds, proxy statements, annual reports, updated prospectuses and other communications regarding the Funds, and related services as the Funds or the intermediaries’ customers or such other persons may reasonably request.  In such cases, to the extent paid by the Funds, the Funds will not pay more for these services through intermediary relationships than it would if the intermediaries’ customers were direct shareholders in the Funds.

Custodian

U.S. Bank, N.A., 425 Walnut Street, Cincinnati, Ohio, 45202, serves as custodian of the Funds’ assets.  Under the Custody Agreement, U.S. Bank, N.A. has agreed to (i) maintain separate accounts in the name of the Funds, (ii) make receipts and disbursements of money on behalf of the Funds, (iii) collect and receive all income and other payments and distributions on account of a Fund’s portfolio investments, (iv) respond to correspondence from shareholders, security brokers and others relating to its duties and (v) make periodic reports to the Company concerning the Funds’ operations.  U.S. Bank, N.A. may, at its own expense, open and maintain a custody account or accounts on behalf of the Funds with other banks or trust companies, provided that U.S. Bank, N.A. shall remain liable for the performance of all of its duties under the Custody Agreement notwithstanding any delegation.  U.S. Bank, N.A. and USBFS are affiliates.

Transfer Agent

USBFS, 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as transfer agent and dividend disbursing agent for the Funds under a Transfer Agent Servicing Agreement.  As transfer and dividend disbursing agent, USBFS has agreed to (i) issue and redeem shares of the Funds, (ii) make dividend payments and other distributions to shareholders of the Funds, (iii) respond to correspondence by Fund shareholders and others relating to its duties, (iv) maintain shareholder accounts, and (v) make periodic reports to the Funds.

Fund Accounting

In addition, the Funds have entered into a Fund Accounting Servicing Agreement (the “Accounting Agreement”) with USBFS pursuant to which USBFS has agreed to maintain the financial accounts and records of the Funds in compliance with the 1940 Act and to provide other accounting services to the Funds.  Pursuant to the Accounting Agreement, USBFS receives a fee that is paid monthly at an annual rate of $32,287.50 on the first $100 million of the applicable Fund’s average daily net assets, 1.345% on the next $200 million of the applicable Fund’s average daily net assets and 0.807% of the applicable Fund’s average daily net assets on the balance, plus out-of-pocket expenses.  For the fiscal periods ended December 31, 2004, 2003 and 2002, the Funds paid the following accounting fees to USBFS:

	December 31, 2004	December 31, 2003	December 31, 2002
LargeCap Fund	$33,885	$32,748	$31,025
MidCap Fund	$33,568	$32,844	$31,025
SmallCap Fund	$17,000(1)	N/A	N/A

_________________

(1)

The fees paid by the SmallCap Fund are for the period from June 30, 2004, the date on which the Fund began operations, to December 31, 2004.

PORTFOLIO MANAGERS

Other Accounts Managed by Portfolio Managers of the Funds

As described in the Prospectus under “The Investment Management Team,” each portfolio manager listed below is jointly responsible for the day-to-day management of each Fund he co-manages and, unless otherwise indicated, is jointly responsible for the day-to-day management of the other accounts set forth in the following table.  Other than the Funds, the portfolio managers do not manage any other registered investment companies or other pooled investment vehicles.  None of the Funds or other accounts managed by the portfolio managers pays a performance-based fee to the Advisor.  The number of accounts listed in the following table include accounts managed by the Advisor on a wrap-fee basis.

	Other Accounts Managed by Portfolio Manager(1)
Fund/Portfolio Manager	Number	Total Assets
LargeCap Fund
Robinson Bosworth III(2)	12,583	$3,251,955,903
David W. Bowman	12,512	$3,801,919,687
Richard A. Burling(3)	12,629	$3,335,540,950
Joel D. Vrabel	12,512	$3,801,919,687
J. Bary Morgan(4)	12,892	$3,572,310,342

MidCap Fund
J. Bary Morgan(4)	12,892	$3,572,310,342
Charles F. Severson(5)	517	$333,738,538
Greg P. Edwards	504	$98,739,108

SmallCap Fund
Charles F. Severson(5)	517	$333,738,538
Greg P. Edwards	504	$98,739,108

______________________

(1) As of December 31, 2004 (information for Greg P. Edwards is provided as of March 31, 2005).

(2) Includes nine accounts for which Mr. Bosworth has sole management responsibility.

(3) Includes 21 accounts for which Mr. Burling has sole management responsibility.

(4) Includes 29 accounts for which Mr. Morgan has sole management responsibility.

(5) Includes five accounts for which Mr. Severson has sole management responsibility.

The Advisor and its individual portfolio managers advise multiple accounts for numerous clients.  In addition to the Funds, these accounts may include separate accounts, collective trusts, and a portion of a state 529 education savings plan portfolio.  The Advisor manages potential conflicts of interest between a Fund and other types of accounts through trade allocation policies and oversight by the Advisor’s investment management departments and compliance department.  Allocation policies are designed to address potential conflicts of interest in situations where two or more Funds and/or other accounts participate in investment transactions involving the same securities.

Compensation of Portfolio Managers

The Advisor compensates portfolio managers with a base salary and an annual incentive bonus.  A portfolio manager’s base salary is generally a fixed amount based on level of experience and responsibilities.  A portfolio manager’s bonus is determined primarily by pre-tax investment performance of the accounts, including the Funds, the revenues and overall profitability of the Advisor and in certain cases, the revenues from and retention of accounts managed by a particular portfolio manager.  Performance is measured relative to the appropriate benchmark’s long and short-term performance, measured on a one, three and five year basis, as applicable, with greater weight given to long-term performance.  Portfolio managers may own and may be offered an opportunity to purchase or sell common stock in the Advisor, Baird Holding Company or Baird Financial Corporation.  Portfolio managers may also own and may be offered an opportunity to purchase or sell shares in private equity offerings sponsored by the Advisor.

Ownership of Fund Shares by Portfolio Managers

As of December 31, 2004 (March 31, 2005 with respect to Greg P. Edwards), the portfolio managers beneficially owned the following amounts in the Funds they manage:

Key

none

$1 - $10,000

$10,001 - $50,000

$50,001 - $100,000

$100,001 - $500,000

$500,001 - $1,000,000

over $1,000,000.

Fund/Portfolio Manager	Dollar Range of Shares Owned
LargeCap Fund
Robinson Bosworth III	$50,001-$100,000
David W. Bowman	$100,001-$500,000
Richard A. Burling	$10,001-$50,000
Joel D. Vrabel	$50,001-$100,000
J. Bary Morgan	none

MidCap Fund
J. Bary Morgan	$100,001-$500,000
Charles F. Severson	$100,001-$500,000
Greg P. Edwards	$1-$10,000

SmallCap Fund
Charles F. Severson	$100,001-$500,000
Greg P. Edwards	$1-$10,000

The above ownership information relates only to the Institutional Class of shares.

DISTRIBUTOR

Robert W. Baird & Co. Incorporated, also serves as the principal distributor for shares of the Funds pursuant to a Distribution Agreement with the Company dated September 26, 2000, as amended (the “Distribution Agreement”).  The Distributor is registered as a broker/dealer under the Securities Exchange Act of 1934 and each state’s securities laws and is a member of the National Association of Securities Dealers, Inc. (the “NASD”).  The offering of the Funds’ shares is continuous.  The Distribution Agreement provides that the Distributor, as agent in connection with the distribution of Fund shares, will use its best efforts to distribute the Funds’ shares.  As compensation for its services under the Distribution Agreement, the Distributor may retain all or a portion of the Rule 12b-1 fees payable under the Distribution Plan, discussed below.

The following table provides information with respect to all commissions and compensation received by the Distributor from the Funds in its capacity as principal distributor during the fiscal period ended December 31, 2004:

Distributor Compensation

Fund	Net Underwriting Discounts and Commissions	Compensation on Redemption and Repurchases	Brokerage Commissions	Other Compensation(1)
LargeCap Fund	$0	$0	$0	$1,982
MidCap Fund	$0	$0	$0	$3,957
SmallCap Fund	$0	$0	$0	$24(2)

(1)

This compensation relates to payments to the Distributor under the Distribution Plan discussed below.

(2)

The fees paid by the SmallCap Fund are for the period from June 30, 2004, the date on which the Fund began operations, to December 31, 2004.

DISTRIBUTION PLAN

The Funds have adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act.  The Plan authorizes payments by a Fund in connection with the distribution of Investor Class shares at an annual rate of 0.25% of the Fund’s average daily net asset value.  Payments may be made by a Fund under the Plan for the purpose of financing any activity primarily intended to result in the sale of shares of the Fund, as determined by the Board.  Such activities typically include advertising; compensation for sales and sales marketing activities of financial service agents and others, such as dealers or distributors; shareholder account servicing; production and dissemination of prospectuses and sales and marketing materials; and capital or other expenses of associated equipment, rent, salaries, bonuses, interest and other overhead.  To the extent any activity is one which a Fund may finance without the Plan, the Fund may also make payments to finance such activity outside of the Plan and not subject to its limitations.  The Plan is a “compensation plan” which means that payments under the Plan are based upon a percentage of average daily net assets attributable to the Investor Class regardless of the amounts actually paid or expenses actually incurred by the Distributor; however, in no event, may such payments exceed the maximum allowable fee.  It is, therefore, possible that the Distributor may realize a profit in a particular year as a result of these payments.  The Plan increases the Investor Class’s expenses from what they would otherwise be.  A Fund may engage in joint distribution activities with other Baird Funds and to the extent the expenses are not allocated to a specific Fund, expenses will be allocated based on the Fund’s net assets.

Administration of the Plan is regulated by Rule 12b-1 under the 1940 Act, which requires that the Board receive and review at least quarterly reports concerning the nature and qualification of expenses which are made, that the Board, including a majority of the Independent Directors, approve all agreements implementing the Plan and that the Plan may be continued from year-to-year only if the Board, including a majority of the Independent Directors, concludes at least annually that continuation of the Plan is likely to benefit shareholders.

Amounts Expensed Under the Plan

For the fiscal period ended December 31, 2004, the following amounts were paid pursuant to the Plan:

Fund	12b-1 Payments Paid
LargeCap Fund	$1,982
MidCap Fund	$3,957
SmallCap Fund	$24(1)

(1)

The fees paid by the SmallCap Fund are for the period from June 30, 2004, the date on which the Fund began operations, to December 31, 2004.

During the fiscal period ended December 31, 2004, the LargeCap Fund paid $1,916 on dealer compensation and $78 to the Distributor in its capacity as principal distributor to the Funds; the MidCap Fund paid $3,123 on dealer compensation and $879 to the Distributor and the SmallCap Fund paid $25 on dealer compensation.

Interests of Certain Persons

With the exception of the Advisor, in its capacity as the Funds’ investment advisor and principal underwriter of Fund shares, no “interested person” of a Fund, as defined in the 1940 Act, and no director of the Company who is not an “interested person” has or had a direct or indirect financial interest in the Plan or any related agreement.

Anticipated Benefits to the Funds

The Board considered various factors in connection with its decision to approve the Plan, including: (a) the nature and causes of the circumstances which make implementation of the Plan necessary and appropriate; (b) the way in which the Plan would address those circumstances, including the nature and potential amount of expenditures; (c) the nature of the anticipated benefits; (d) the merits of possible alternative plans or pricing structures; (e) the relationship of the Plan to other distribution efforts of the Funds; and (f) the possible benefits of the Plan to any person relative to those of the Funds.

Based upon its review of the foregoing factors and the material presented to it, and in light of its fiduciary activities under relevant state law and the 1940 Act, the Board determined, in the exercise of its business judgment, that the Plan was reasonably likely to benefit the Investor Class of each Fund and its shareholders in at least one of several potential ways.  Specifically, the Board concluded that the Distributor and any person entering into related agreements with the Distributor under the Plan would have little or no incentive to incur promotional expenses on behalf of the Investor Class if the Plan were not in place to reimburse them, thus making the adoption of the Plan important to the initial success and thereafter, the continued viability of the Investor Class.  In addition, the Board determined that the payment of distribution fees to these persons should motivate them to provide an enhanced level of service to Investor Class shareholders, which would, of course, benefit such shareholders.  Finally, the adoption of the Plan would help to increase assets under management in a short amount of time, given the marketing efforts on the part of the Distributor and the other recipients of 12b-1 payments under the Plan to sell Investor Class shares, which should result in certain economies of scale.

While there is no assurance that the expenditure of Investor Class assets to finance distribution of Investor Class shares will have the anticipated results, the Board believes there is a reasonable likelihood that one or more of such benefits will result, and since the Board will be in a position to monitor the distribution expenses of the Investor Class, it will be able to determine the benefit of such expenditures in deciding whether to continue the Plan.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

The Funds do not provide or permit others to provide information about the Funds’ portfolio holdings to any third party on a selective basis, except as permitted by the Company’s policy regarding disclosure of portfolio holdings (the “Disclosure Policy”).  Pursuant to the Disclosure Policy, the Company may disclose information about the Funds’ portfolio holdings only in the following circumstances:

•

Each Fund discloses its portfolio holdings by mailing its annual and semi-annual reports to shareholders approximately two months after the end of the fiscal year and six-month period.  In addition, the Company discloses the portfolio holdings of each Fund as of the end of the first and third fiscal quarters by filing Form N-Q with the SEC and as of the end of the second and fourth fiscal quarters by filing Form N-CSR with the SEC.

•

The Funds’ full portfolio holdings as of month end and top ten holdings as of quarter end are posted on the Company’s website no earlier than five business days after month end and quarter end, respectively.

In limited circumstances, for the business purposes described below, the Funds’ portfolio holdings may be disclosed to, or known by, certain third parties in advance of their publication on the Company’s website.

•

The Advisor may disclose Fund portfolio holdings to the Funds’ service providers (administrator, fund accountant, custodian and transfer agent) in connection with the fulfillment of their duties to the Funds.  These service providers are required by contract with the Funds to keep such information confidential and not use it for any purpose other than the purpose for which the information was disclosed.

•

The Advisor may disclose Fund portfolio holdings to persons who owe a fiduciary duty or other duty of trust or confidence to the Funds, such as the Funds’ legal counsel and independent auditors.

•

Disclosure of portfolio holdings as of a particular month end may be made in response to inquiries from consultants, prospective clients or other persons, provided that the recipient signs a confidentiality agreement prohibiting disclosure and misuse of the holdings information.

•

The Funds’ portfolio holdings as of each quarter end are disclosed to the rating agencies listed below generally no earlier than five days after quarter end:

Morningstar, Inc.

Lipper, Inc.

Standard & Poor’s Ratings Group

Bloomberg L.P.

Thomson Financial Services

Wilshire & Associates, Inc.

Interactive Data Corporation

Vickers Stock Research Corporation

Citigate Financial Intelligence

The Funds do not currently have a confidentiality agreement in place with the above rating agencies.  Therefore, in the event such third parties receive holdings information prior to public disclosure, there is a risk that they could attempt to use that information to trade ahead of or against the Fund, which could adversely affect the prices the Fund is able to obtain on securities transactions.

The Company is prohibited from entering into any other arrangements with third parties to disclose information regarding the Funds’ portfolio securities without (1) prior approval of the Advisor’s legal and compliance departments and (2) the execution of a confidentiality agreement by the third parties.  No compensation or other consideration may be received by the Funds or the Advisor in connection with the disclosure of portfolio holdings in accordance with this policy.

The Board of Directors has delegated to the Chief Compliance Officer of the Company (the “CCO”) the responsibility to monitor the foregoing policy and to address any violations thereof.  The CCO reports to the Board of Directors and the Board reviews any disclosures of Fund portfolio holdings outside of the permitted disclosures described above on a quarterly basis to ensure that disclosure of information about portfolio holdings is in the best interest of Fund shareholders and to address any conflicts between the interests of Fund shareholders and those of the Advisor or any other Fund affiliate.

ANTI-MONEY LAUNDERING PROGRAM

The Company has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”).  In order to ensure compliance with this law, the Program provides for the development of internal practices, procedures and controls, the designation of an anti-money laundering compliance officer, an ongoing training program, an independent audit function to determine the effectiveness of the Program and a customer identification program.

Procedures to implement the Program include, but are not limited to, determining that the Funds’ Distributor and transfer agent have established proper anti-money laundering procedures that require the reporting of suspicious and/or fraudulent activity, verifying the identity of the new shareholders, checking shareholder names against designated government lists, including the Office of Foreign Asset Control (“OFAC”), and undertaking a complete and thorough review of all new account applications.  The Company will not transact business with any person or entity whose identity cannot be adequately verified.

Pursuant to the USA PATRIOT Act and the Program, a Fund may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or a Fund may be required to transfer the account or proceeds of the account to a governmental agency.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS

PricewaterhouseCoopers LLP, 100 East Wisconsin Avenue, Suite 1500, Milwaukee, Wisconsin, 53202, has been selected as the independent accountants of the Company.  As such, it is responsible for auditing the financial statements of the Funds.

The following audited financial statements for the Funds are incorporated herein by reference to the Funds’ Annual Report for the period ended December 31, 2004:

1.

Schedules of Investments

2.

Statements of Assets and Liabilities

3.

Statements of Operations

4.

Statements of Changes in Net Assets

5.

Financial Highlights

6.

Notes to Financial Statements

7.

Report of Independent Registered Public Accounting Firm

COUNSEL

Godfrey & Kahn, S.C., 780 N. Water Street, Milwaukee, WI  53202, serves as counsel to the Company and has passed upon the legality of the shares offered by the Funds.

PERFORMANCE

From time to time, the total return of Investor Class shares and Institutional Class shares of a Fund may be quoted in advertisements, shareholder reports or other communications to shareholders.  Performance information is generally available by calling the Funds (toll-free) at
1-866-44BAIRD.

BAIRD FUNDS, INC.

PART C

OTHER INFORMATION

Item 23.  Exhibits.

See “Exhibit Index”

Item 24.  Persons Controlled by or Under Common Control with Registrant.

No person is directly or indirectly controlled by or under common control with the Registrant.

Item 25.  Indemnification.

Reference is made to Article VII of the Registrant’s Bylaws.

Pursuant to Rule 484 under the Securities Act of 1933, as amended, the Registrant furnishes the following undertaking:  “Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.”

The Registrant’s directors and officers are insured under a policy of insurance maintained by the Registrant’s investment adviser against certain liabilities that might be imposed as a result of actions, suit or proceedings to which they are parties by reason of being or having been such directors or officers.

Item 26.  Business and Other Connections of the Investment Advisor.

Robert W. Baird & Co. Incorporated (the “Advisor”) serves as the investment adviser for the Registrant.  The Advisor is a registered broker-dealer as well as an investment adviser.  The business and other connections of the Advisor are further described in the Advisor’s Uniform Application for Investment Advisor Registration (“Form ADV”) as filed with the SEC.  The names and titles of the executive officers and directors of the Advisor are set forth in the table under Item 27(b), below.  Each director and executive officer of the Advisor holds the same position with Baird Holding Company and Baird Financial Corporation.  Baird Financial Corporation and Baird Holding Company are affiliates of the Advisor and are located at the same address as the Advisor.

To the best of Registrant’s knowledge, none of the Advisor’s directors or executive officers is or has been engaged in any other business, profession, vocation or employment of a substantial nature for the past two fiscal years, except as noted below.

Name of Director/Officer	Other Business, Profession, Vocation or Employment of Substantial Nature Within Last Two Fiscal Years
G. Frederick Kasten, Jr.	Director of Regal-Beloit Corporation, 200 State Street, Beloit, Wisconsin 53511

Paul J. Carbone	Director of Network Towers LLC, Network Building & Consulting, 812 Oregon Avenue, Suite E, Linthicum Heights, Maryland 21090

Patrick S. Lawton	Director of Wauwatosa Savings Bank, 11200 West Plank Court, Wauwatosa, Wisconsin 53226

Paul E. Purcell	Director of RC2 Inc., 1111 West 22nd Street, Suite 320, Oak Brook, Illinois 60523

Mary Ellen Stanek	Director of Journal Communications, Inc., 333 West State Street, Milwaukee, Wisconsin 53203 Director of West Bend Mutual Insurance Company, 1900 South 18th Avenue, West Bend, Wisconsin 53095

Item 27.  Principal Underwriter.

(a)

Robert W. Baird & Co. Incorporated, 777 East Wisconsin Avenue, Milwaukee, Wisconsin, 53202, the Distributor for shares of the Registrant, also acts as the sub-investment manager for the following portfolios of registered investment companies:  AHA Full Maturity Fixed Income Fund and AHA Balanced Fund of CCM Advisors, LLC.

(b)

To the best of Registrant’s knowledge, the directors and executive officers of Robert W. Baird & Co. Incorporated are as follows:

Name and Principal Business Address	Position and Offices with Robert W. Baird & Co. Incorporated	Positions and Offices with Registrant
G. Frederick Kasten, Jr.	Director and Chairman of the Board	Director and Chairman of the Board
Paul E. Purcell	Director, President and Chief Executive Officer	None
Paul J. Carbone	Director and Managing Director	None
Leonard M. Rush	Managing Director and Chief Financial Officer	Treasurer
Russell P. Schwei	Managing Director and Chief Operating Officer	Vice President
Glen F. Hackmann	Secretary	Secretary
Deborah J. Fabritz	Assistant Secretary	None
Patrick S. Lawton	Director	None
William W. Mahler	Director	None
Terrance P. Maxwell	Director	None
Michael J. Schroeder	Director	None
Mary Ellen Stanek	Director	President
Robert J. Venable	Director	None

The address of each of the foregoing is 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

(c)

Not applicable

Item 28.  Location of Accounts and Records.

The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules under that section are maintained in the following locations:

Records Relating to:	Are located at:
Registrant’s Fund Accounting, Fund Administrator and Transfer Agent	U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, WI 53202
Registrant’s Investment Advisor	Robert W. Baird & Co. Incorporated 777 East Wisconsin Avenue Milwaukee, WI 53202
Registrant’s Custodian	U.S. Bank, N.A. 425 Walnut Street Cincinnati, OH 54202

Item 29.  Management Services Not Discussed in Parts A and B.

Not applicable.

Item 30.  Undertakings.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A to be signed on its behalf by the undersigned, duly authorized, in the City of Milwaukee and the State of Wisconsin on the 27th day of April, 2005.

BAIRD FUNDS, INC.

(Registrant)

By:

/s/ Mary Ellen Stanek

Mary Ellen Stanek

President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A has been signed below on April 27, 2005 by the following persons in the capacities indicated.

Signature	Title

/s/ Mary Ellen Stanek Mary Ellen Stanek	President (principal executive officer)

/s/ Leonard M. Rush Leonard M. Rush	Treasurer (principal financial officer)

John W. Feldt*	Director

George C. Kaiser*	Director

G. Frederick Kasten, Jr.*	Director

Frederick P. Stratton, Jr.**	Director

*By:

/s/ Leonard M. Rush

Leonard M. Rush

Attorney in fact pursuant to Power of Attorney filed with Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A.

**By: /s/ Leonard M. Rush

Leonard M. Rush

Attorney in fact pursuant to Power of Attorney filed with Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A.

EXHIBIT INDEX

Exhibit Number	Document Description

(a.1)	Articles of Incorporation[1]

(a.2)	Amendment to Articles of Incorporation dated December 29, 2000[3]

(a.3)	Amendment to Articles of Incorporation dated December 31, 2002[7]

(a.4)	Amendment to Articles of Incorporation dated May 1, 2003[7]

(a.5)	Amendment to Articles of Incorporation dated April 16, 2004[9]

(b)	Bylaws[1]

(c)	Instruments Defining Rights of Security Holders — Incorporated by reference to the Articles of Incorporation and By-Laws

(d.1)	Investment Advisory Agreement[2]

(d.2)	Exhibit E to Investment Advisory Agreement[3]

(d.3)	Exhibit F to Investment Advisory Agreement[3]

(d.4)	Exhibit G to Investment Advisory Agreement[3]

(d.5)	Exhibit H to Investment Advisory Agreement[9]

(d.6)	Expense Cap/Reimbursement Agreement dated June 24, 2004[9]

(d.7)	Amendment to the Investment Advisory Agreement (relating to name change of Baird Core Bond Fund to Baird Core Plus Bond Fund)[8]

(d.8)	Amendment to the Investment Advisory Agreement (relating to name change of Baird Horizon Growth Fund to Baird LargeCap Fund)[8]

(d.9)	Amended and Restated Expense Cap/Reimbursement Agreement dated August 18, 2003[8]

(d.10)	Amendment to Amended and Restated Expense Cap/Reimbursement Agreement dated December 31, 2003[8]

(e.1)	Distribution Agreement[1]

(e.2)	Exhibit G to Distribution Agreement[3]

(e.3)	Exhibit H to Distribution Agreement[9]

(e.4)	Amendment to the Distribution Agreement (relating to name change of Baird Core Bond Fund to Baird Core Plus Bond Fund)[8]

(e.5)	Amendment to the Distribution Agreement (relating to name change of Baird Horizon Growth Fund to Baird LargeCap Fund)[8]

(f)	Bonus or Profit Sharing Contracts – Not applicable

(g.1)	Custody Agreement[1]

(g.2)	Exhibit C to Custody Agreement [10]

(g.3)	Amendment to Custody Agreement dated January 1, 2002[6]

(h.1)	Administration Agreement[2]

(h.2)	Fund Administration Servicing Agreement[1]

(h.3)	Exhibit A to Fund Administration Servicing Agreement[9]

(h.4)	Transfer Agent Servicing Agreement[1]

(h.5)	Exhibit A to Transfer Agent Servicing Agreement[9]

(h.6)	Fund Accounting Servicing Agreement[1]

(h.7)	Exhibit A to Fund Accounting Servicing Agreement[9]

(h.8)	Fulfillment Servicing Agreement[3]

(h.9)	Amendment to Fund Administration Servicing Agreement dated January 1, 2002[6]

(h.10)	2nd Amendment to the Fund Administration Servicing Agreement dated November 17, 2003[8]

(h.11)	Amendment to Transfer Agent Servicing Agreement dated January 1, 2002[6]

(h.12)	Amendment to Transfer Agent Servicing Agreement dated June 30, 2002[6]

(h.13)	Addendum to Transfer Agent Agreement dated July 24, 2002[6]

(h.14)	Amendment to Fund Accounting Servicing Agreement dated January 1, 2002[6]

(h.15)	Amendment to Fulfillment Servicing Agreement dated January 1, 2002[6]

(h.16)	Amendment to the Fulfillment Servicing Agreement dated June 30, 2002[6]

(i.1)	Opinion and Consent of Godfrey & Kahn, S.C. dated December 28, 2000[3]

(i.2)	Opinion and Consent of Godfrey & Kahn, S.C. dated April 27, 2001[4]

(i.3)	Opinion and Consent of Godfrey & Kahn, S.C. dated June 28, 2004[9]

(i.4)	Consent of Godfrey & Kahn, S.C. relating to Exhibits (i.1), (i.2) and (i.3)*

(j)	Consent of Independent Registered Public Accounting Firm*

(k)	Omitted Financial Statements — Not applicable

(l)	Agreement Relating to Initial Capital[2]

(m)	Amended and Restated Rule 12b-1 Plan[9]

(n)	Rule 18f-3 Plan[9]

(o)	Reserved.

(p)	Code of Ethics for the Registrant, Advisor and Distributor*

(q.1)	Power of Attorney[5]

(q.2)	Power of Attorney[9]

(r)	Rule 485(b) Letter of Representation*

____________

* Filed herewith.

1

Incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 to the Registration Statement filed August 29, 2000.

2

Incorporated by reference to Registrant’s Pre-Effective Amendment No. 2 to the Registration Statement filed September 25, 2000.

3

Incorporated by reference to Registrant’s Post-Effective Amendment No. 2 to the Registration Statement filed December 22, 2000.

4

Incorporated by reference to Registrant’s Post-Effective Amendment No. 4 to the Registration Statement filed April 27, 2001.

5

Incorporated by reference to Registrant’s Post-Effective Amendment No. 5 to the Registration Statement filed April 30, 2002.

6

Incorporated by reference to Registrant’s Post-Effective Amendment No. 7 to the Registration Statement filed November 8, 2002.

7

Incorporated by reference to Registrant’s Post-Effective Amendment No. 9 to the Registration Statement filed April 30, 2003.

8

Incorporated by reference to Registrant’s Post-Effective Amendment No. 11 to the Registration Statement filed April 29, 2004.

9

Incorporated by reference to Registrant’s Post-Effective Amendment No. 12 to the Registration Statement filed June 30, 2004.

10

Incorporated by reference to Registrant’s Post-Effective Amendment No. 13 to the Registration Statement filed August 27, 2004.